FFTW FUNDS, INC.
                                   PROSPECTUS

                                 APRIL 30, 2001

                    -    U.S. Short-Term Portfolio
                    -    Limited Duration Portfolio
                    -    Mortgage-Backed Portfolio
                    -    Global Tactical Exposure Portfolio
                    -    Worldwide Portfolio
                    -    Worldwide Core Portfolio
                    -    International Portfolio
                    -    Emerging Markets Portfolio
                    -    Inflation-Indexed Hedged Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS

                                                                                                            PAGE
Risk/Return Summary                                                                                            3
    Investment Objectives, Principal Investment Strategies and Investments                                     3
        U.S. Short-Term Portfolio                                                                              3
        Limited Duration Portfolio                                                                             4
        Mortgage-Backed Portfolio                                                                              5
        Global Tactical Exposure Portfolio                                                                     6
        Worldwide Portfolio                                                                                    7
        Worldwide Core Portfolio (formerly known as Worldwide-Hedged Portfolio)                                8
        International Portfolio                                                                                9
        Emerging Markets Portfolio                                                                            10
        Inflation-Indexed Hedged Portfolio                                                                    11
    Principal Investment Risks                                                                                12
    Risk Return Bar Charts and Tables                                                                         14
        U.S. Short-Term Portfolio                                                                             14
        Limited Duration Portfolio                                                                            15
        Mortgage-Backed Portfolio                                                                             15
        Global Tactical Exposure Portfolio                                                                    16
        Worldwide Portfolio                                                                                   16
        Worldwide Core Portfolio                                                                              17
        International Portfolio                                                                               17
        Emerging Markets Portfolio                                                                            18
Fee Table                                                                                                     21
Expenses Table Example                                                                                        22
Fund Management                                                                                               23
Portfolio Managers                                                                                            24
Shareholder Information                                                                                       26
Investment Information                                                                                        32
Portfolio Turnover                                                                                            42
Supplemental Investment Policies                                                                              42
Financial Highlights Tables                                                                                   43
        U.S. Short-Term Portfolio                                                                             43
        Limited Duration Portfolio                                                                            44
        Mortgage-Backed Portfolio                                                                             45
        Global Tactical Exposure Portfolio                                                                    46
        Worldwide Portfolio                                                                                   47
        Worldwide Core Portfolio                                                                              48
        International Portfolio                                                                               49
        Emerging Markets Portfolio                                                                            50
Shareholder Inquiries                                                                                 Back Cover
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                                       2

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the permitted investment strategies, investments and their associated risks follows.

                         INVESTMENT OBJECTIVES, PRINCIPAL
                      INVESTMENT STRATEGIES AND INVESTMENTS

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===============================================================================================================================
                                                U.S. SHORT-TERM PORTFOLIO
===============================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity.
===============================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of AA by Standard & Poor's
 STRATEGIES:                     Corp. ("S&P"), Aa by Moody's Investor's Services, Inc. ("Moody's") or a comparable rating, or higher from a nationally recognized statistical rating organization) short-term debt securities. The performance objective of the Portfolio is to outperform an index which the
                                 Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Merrill Lynch 3-6 month U.S. Treasury
                                 Notes and Bond Index. (The Merrill Lynch 3-6 month U.S. Treasury Note and Bond Index is one of four sub-indices of the 0-1 year U.S Treasury Bond Index, which is a capitalization-weighted basket of all outstanding U.S. Treasury Notes and Bonds having less than one year remaining term to maturity and a minimum amount outstanding of $1 billion. The Index is not available for investment and does not incur expenses.)

-------------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                                          Fitch IBCA,
      RATING:                                                                    Duff &
                                                       S&P         Moody's       Phelps          AVERAGE
                                 S&P:   Moody's:  (Short Term): (Short Term): ("Fitch's"): PORTFOLIO QUALITY:
                                 ----   --------  ------------- ------------- ------------ ------------------
                                 BBB-     Baa3         A-2           P-2          BBB-           AA (Aa)

-------------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The average U.S. dollar-weighted duration of the Portfolio generally is shorter than one year. Except for temporary defensive purposes, the Portfolio will not have a U.S.
                                 dollar-weighted average duration exceeding one year.
-------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in U.S. dollar-denominated debt securities with a maturity of 1 to 3 years. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "diversified" under the Investment Company Act of 1940, as amended (the "1940 Act").

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities       -  Repurchase and Reverse Repurchase
                                 -  Bank Obligations                    Agreements
                                 -  Corporate Debt Instruments    -  U.S. Government and Agency Securities
                                 -  Mortgage-Backed Securities
===============================================================================================================================

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                                                      3
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===============================================================================================================================

                                                     LIMITED DURATION PORTFOLIO

===============================================================================================================================

 INVESTMENT OBJECTIVE:           To maintain a level of total return as may be consistent with the preservation of capital.
===============================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of
 STRATEGIES:                     AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities, using interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the
                                 Portfolio Manager for the Portfolio is the Merrill Lynch 1-2.99 Year Treasury
                                 Index. (The Merrill Lynch 1-2.99 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 2.99 years and represents the total rate of return of Treasury Notes based on daily closing prices. The Index is not available for investment and does not incur expenses.)
-------------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                   S&P:         Moody's:                   AVERAGE
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                                 ----    --------   -------------  ----------------------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

-------------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The average U.S. dollar-weighted duration of the Portfolio generally is shorter than three years. The average U.S. dollar-weighted duration of the Portfolio will not differ from the average duration of the Merrill Lynch 1-2.99 Treasury Index by more than one year. As of
                                 December 31, 2000, the duration of the Merrill Lynch 1-2.99 Treasury Index was 1.56 years.

-------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in U.S. dollar-denominated securities. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.
                                 The Portfolio is "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Mortgage-Backed Securities
                                 -  U.S. Government and Agency Securities

===============================================================================================================================
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                                                      4
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===============================================================================================================================

                                                      MORTGAGE-BACKED PORTFOLIO

===============================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high  level of total  return as may be  consistent  with the preservation  of capital.

===============================================================================================================================
PRINCIPAL INVESTMENT             The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by
STRATEGIES:                      Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) mortgage-backed securities using hedging techniques to manage interest rate and prepayment risk. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers
                                 Mortgage-Backed Securities Index. (The Lehman Brothers Mortgage-Backed
                                 Securities Index tracks the mortgage-backed pass-through securities of Ginnie
                                 Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC), and is formed by grouping the universe of more than 600,000 individual fixed rate Mortgage-Backed
                                 Securities pools into approximately 3,500 generic aggregates. The Index is not available for investment and does not incur expenses.)
-------------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                   S&P:         Moody's:                   AVERAGE
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                                 ----    --------   -------------  ------------- --------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

-------------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The average U.S. dollar-weighted duration of the Portfolio generally will not differ from the average duration of the Lehman Brothers Mortgage-Backed
                                 Securities Index by more than one year. As of December 31, 2000, the duration of the Lehman Brothers Mortgage-Backed Securities Index was 3.00 years.

-------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in mortgage-backed securities of U.S. and foreign issuers. For purposes of this Portfolio's investments, home equity loans are considered mortgage-backed securities. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Dollar Roll Transactions
                                 -  Mortgage-Backed Securities
                                 -  Repurchase and Reverse Repurchase Agreements
                                 -  Stripped Instruments
                                 -  TBA Transactions
                                 -  Total Return Swaps
                                 -  U.S. Government and Agency Securities
===============================================================================================================================
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                                                 5

===============================================================================================================================

                                                 GLOBAL TACTICAL EXPOSURE PORTFOLIO

===============================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high level of total return as may be consistent with the preservation of capital.
===============================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by
 STRATEGIES:                     Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities from worldwide bond markets. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the
                                 Portfolio Manager for the Portfolio is the JP Morgan 3-Month Eurodeposit Index. (The JP
                                 Morgan 3-Month Eurodeposit Index tracks total returns for constant maturity euro-currency deposits, offering aggregate coverages of cash markets from 13 countries, as well as stand alone coverage of 4 additional countries and the euro. The Index is not available for investment and does not incur expenses.)

---------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                    S&P          Moody's                    AVERAGE
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                                 ----    --------   -------------  ------------- --------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

---------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the JP Morgan 3-Month Eurodeposit Index by more than three months.

-------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35%
                                 of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100% of the
                                 Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio will actively hedge risk through the use of index swaps. The Portfolio is "non-diversified" under the
                                 1940 Act.

---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Foreign Instruments
                                 -  Mortgage-Backed Securities
                                 -  Total Return Swaps
                                 -  U.S. Government and Agency Securities

===============================================================================================================================

===============================================================================================================================

                                                         WORLDWIDE PORTFOLIO

===========================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high level of total return as may be consistent with the preservation of capital.
===========================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by Moody's or
 STRATEGIES:                     a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities from worldwide bond markets, denominated in both U.S.
                                 dollars and foreign currencies. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Unhedged). (The Lehman Brothers Global
                                 Aggregate Index provides a broad-based measure of the international investment-grade bond market, combining the U.S. Aggregate Index with the dollar denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand
                                 components of the Global Treasury Index. The Index is not available for investment and does not incur expenses.)

---------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                    S&P          Moody's                    AVERAGE
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                                 ----    --------   -------------  ------------- --------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

---------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the Lehman Brothers Global Aggregate Index
                                 (Unhedged) by more than one year. As of December 31, 2000, the duration of the
                                 Lehman Brothers Global Aggregate Index (Unhedged) was 4.95 years.

---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:        At least 65% of the Portfolio's total assets must be invested in high quality debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S.
                                  At least 35% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the
                                  Portfolio from achieving its investment objective. The Portfolio is
                                  "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Foreign Instruments
                                 -  Mortgage-Backed Securities
                                 -  U.S. Government and Agency Securities
===============================================================================================================================
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                                                 7

===============================================================================================================================

                                                      WORLDWIDE CORE PORTFOLIO
                                           (FORMERLY KNOWN AS WORLDWIDE-HEDGED PORTFOLIO)

===============================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high level of total return as may be consistent with the preservation of capital.

===============================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by
 STRATEGIES:                     Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies and actively utilizes currency hedging techniques. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Global Aggregate Index (Hedged). (The
                                 Lehman Brothers Global Aggregate Index provides a broad-based measure of the international investment-grade bond market, combining the U.S. Aggregate Index with the dollar denominated versions of the Pan-European Index and the Japanese,
                                 Canadian, Australian and New Zealand components of the Global Treasury Index.
                                 The Index is not available for investment and does not incur expenses.)

-------------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                    S&P          Moody's                    AVERAGE
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                                 ----    --------   -------------  ------------- --------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

-------------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the Lehman Brothers Global Aggregate Index (Hedged)
                                 by more than one year. As of December 31, 2000, the duration of the Lehman
                                 Brothers Global Aggregate Index (Hedged) was 4.95 years.

-------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in high quality debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S.
                                 At least 35% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. For temporary defensive purposes, 100%
                                 of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the
                                 Portfolio from achieving its investment objective. The Portfolio is
                                 "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Foreign Instruments
                                 -  Mortgage-Backed Securities
                                 -  U.S. Government and Agency Securities

===============================================================================================================================

===============================================================================================================================

                                                       INTERNATIONAL PORTFOLIO

===============================================================================================================================
 INVESTMENT OBJECTIVE:           To attain a high level of total return as may be consistent with the preservation of capital.

===============================================================================================================================
 PRINCIPAL INVESTMENT            The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by  Moody's or
 STRATEGIES:                     a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities from foreign bond markets and denominated in foreign currencies. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the JP Morgan Global
                                 Government Bond Index (Non-U.S. Unhedged). (The JP Morgan Global Government Bond Index
                                 tracks total returns for local currency-denominated, fixed rate government bond issues, and offers coverage of bond markets from 12 countries, and local currency, fixed rate coupon issues of 12 markets. The Index is not available for investment and does not incur expenses.)

-------------------------------------------------------------------------------------------------------------------------------
      MINIMUM QUALITY                                    S&P          Moody's                    Average
      RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  Portfolio Quality:
                                 ----    --------   -------------  ------------- --------  ------------------
                                 BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)



---------------------------------------------------------------------------------------------------------------------------
      DURATION:                  The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the JP Morgan Global Government Bond Index
                                 (Non-U.S. Unhedged) by more than one year. As of December 31, 2000, the duration of the JP Morgan Global Government Bond Index (non-U.S. Unhedged) was 5.64
                                 years.

---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in high quality debt securities from foreign bond markets, denominated in foreign currencies.
                                 The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities.
                                 These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENTS:     -  Asset-Backed Securities
                                 -  Bank Obligations
                                 -  Corporate Debt Instruments
                                 -  Foreign Instruments
                                 -  Mortgage-Backed Securities

===============================================================================================================================
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                                                 9

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===============================================================================================================================

                                                     EMERGING MARKETS PORTFOLIO

===============================================================================================================================
 INVESTMENT OBJECTIVE:     To attain a high level of total return as may be consistent with the preservation of capital.

===============================================================================================================================
 PRINCIPAL INVESTMENT      The Portfolio invests primarily in debt securities issued or guaranteed by
 STRATEGIES:               foreign governments in emerging or developing market countries denominated primarily in foreign currencies. The Adviser/Sub-Adviser allocates the Portfolio's investment assets among various emerging markets countries (and currencies). Such allocations are not expected to be comparable to, nor as diverse as the allocations accorded to such markets (and currencies) by the major bond market indices. Portfolio managers will screen out credit or default risks and highlight potentially risky emerging market currencies by employing a fundamental economic analysis and internally developed models. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the JP Morgan Emerging Markets
                           Bond Index Global. (The JP Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, limiting the weights of those countries with larger debt stocks and assigns a larger weight to less liquid issues from countries with smaller debt stocks. The Index is not available for investment and does not incur expenses.)

-------------------------------------------------------------------------------------------------------------------------------
 MINIMUM QUALITY                                   S&P          Moody's                    AVERAGE
 RATING:                   S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                           ----    --------   -------------  ------------- --------  ------------------
                           CCC-     Caa3           A-3           P-3         CCC-             B

-------------------------------------------------------------------------------------------------------------------------------
 DURATION:                 The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the JP Morgan Emerging Markets Bond Index Global by
                           more than one year. As of December 31, 2000, the duration of the JP Morgan
                           Emerging Markets Bond Index Global was 4.63 years.

-------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT POLICIES:      At least 65% of the Portfolio's total assets must be invested in debt securities from bond markets in emerging countries denominated in local currencies or currencies of OECD countries. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S.
                           Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.
                           The Portfolio is "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENTS:    -  Brady Bonds
                           -  Corporate Debt Instruments
                           -  Indexed Notes, Currency Exchange-Related Securities and Similar Securities
                           -  Foreign Instruments
                           -  Loan Participations and Assignments
                           -  U.S. Government and Agency Securities

================================================================================================================================
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                                                 10
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
================================================================================================================================

                                                 INFLATION-INDEXED HEDGED PORTFOLIO

================================================================================================================================
 INVESTMENT OBJECTIVE:      To attain a high level of total return in excess of inflation as may be consistent with the preservation of capital.

================================================================================================================================
 PRINCIPAL                  The Portfolio invests primarily in securities with a coupon rate and/or
 INVESTMENT STRATEGIES:     principal amount linked to the inflation rate from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will also actively utilize currency hedging techniques. The performance objective of the
                            Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio
                            Manager is the Lehman Brothers U.S. Treasury Inflation Note Index. (The Lehman
                            Brothers U.S. Treasury Inflation Note Index covers bonds that have cash flows linked to an inflation index. These securities protect against adverse inflation and provide a minimum level of real return. Each bond in the index will be adjusted monthly for changes in the CPI using the NSA CPI index. All bonds included in the index are issued by the U.S. Treasury. In addition, the bonds must have more than one year to maturity. The Index is not available for investment and does not incur expenses.)

-------------------------------------------------------------------------------------------------------------------------------
 MINIMUM QUALITY                                    S&P          Moody's                    AVERAGE
 RATING:                    S&P:    Moody's:   (Short Term):  (Short Term): Fitch's:  PORTFOLIO QUALITY:
                            ----    --------   -------------  ------------- --------  ------------------
                            BBB-     Baa3           A-2           P-2         BBB-          AA (Aa)

-------------------------------------------------------------------------------------------------------------------------------
 DURATION:                  The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the Lehman Brothers U.S. Treasury Inflation Note
                            Index by more than one year. As of December 31, 2000, the duration of the Lehman
                            Brothers was 2.61 years.

-------------------------------------------------------------------------------------------------------------------------------

 INVESTMENT POLICIES:       At least 65% of the Portfolio's total assets must be invested in inflation-indexed securities. As a fundamental policy, the Portfolio will attempt to hedge at least 65% of its total assets. The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies.
                            For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities.
                            These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act.

-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENTS:     -  Foreign Instruments
                            -  Inflation-Indexed Securities
                            -  U.S. Government and Agency Securities

================================================================================================================================

                          PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

All of the Portfolios are affected by changes in the economy, or in securities and other markets.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.

Changes to an index by which a Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors.

The Portfolios may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States and others are subject to varying degrees of risk. Investments in the U.S. Short-Term Portfolio are neither guaranteed nor insured by the United States Government.

The high portfolio turnover of each Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.

Investments in the Portfolios are subject to certain of the following risks. The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The specific risks affecting each Portfolio are indicated as follows:


                      U.S.                      Global                                                Inflation-
                     Short-  Limited  Mortgage- Tactical             Worldwide               Emerging Indexed
 Risks:               Term   Duration  Backed   Exposure   Worldwide    Core   International Markets  Hedged
---------------------------------------------------------------------------------------------------------------------------
 Banking industry
 risk                   -       -        -         -          -          -          -
 Correlation risk       -       -        -         -          -          -          -          -        -
 Credit risk            -       -        -         -          -          -          -          -        -
 Currency risk                                     -          -          -          -          -        -
 Foreign risk                                      -          -          -          -          -        -
 Futures risk           -       -        -         -          -          -          -          -        -
 Hedging risk                   -        -         -          -          -          -          -        -
 Interest rate risk     -       -        -         -          -          -          -          -        -
 Leverage risk          -       -        -         -          -          -          -          -        -
 Liquidity risk         -       -        -         -          -          -          -          -        -
 Market risk            -       -        -         -          -          -          -          -        -
 Non-diversification
 risk                           -        -         -          -          -          -          -        -
 Prepayment risk        -       -        -         -          -          -          -          -        -

BANKING
INDUSTRY RISK:      Investing in bank obligations will expose a Portfolio to
                    risks associated with the banking industry such as interest rate and credit risks.

CORRELATION RISK:   Derivatives are financial instruments whose value depends
                    upon, or is derived from, the value of something else, such as one or more underlying securities, indexes or currencies.
                    The prices of a particular derivative instrument may not move in the same way as the underlying security or, in the case of a hedging transaction, of the securities which are the subject of a hedge.

CREDIT RISK:        A Portfolio may be exposed to the risk that a security's
                    issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

CURRENCY RISK:      Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

FOREIGN RISK:       Investing in foreign securities will expose a Portfolio to risks such as, political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and volatility. For the Emerging Markets
                    Portfolio, which invests in less established markets, these risks may be increased.

FUTURES RISK:       The use of futures exposes a Portfolio to the risk that the
                    Investment Adviser will not be able to anticipate correctly movements in the direction of interest rates, securities prices, and currency markets and the imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged.

HEDGING RISK:       Hedging exposes a Portfolio to the risk that the hedge will lose value while the hedged investment increases in value.

INTEREST RATE RISK: Investing in fixed-rate debt securities will expose a
                    Portfolio to the risk that the value of the Portfolio's investments will decline if interest rates rise.

LEVERAGE RISK:      The use of derivatives exposes a Portfolio to the risk of
                    leverage which may result in greater fluctuations in a Portfolio's net asset value than would have occurred had the Portfolio invested in the underlying security.

LIQUIDITY RISK:     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

MARKET RISK:        The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

NON-                A non-diversified Portfolio may invest more of its assets
DIVERSIFICATION     in the securities of fewer companies than a diversified
RISK:               Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

PREPAYMENT RISK:    A Portfolio that invests in mortgage-backed and other
                    asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

                        RISK/RETURN BAR CHARTS AND TABLES

The following charts and tables give some indication of investing in the Portfolios. These charts and tables illustrate the changes in each Portfolio's yearly performance and show how each Portfolio's average returns for 1, 5 and 10 years (or since inception if a Portfolio has not been in existence for 5 or 10 years) compare with a selected index. Past performance is not necessarily an indication of how a Portfolio will perform in the future.

The Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2000 and therefore has no performance information to report.

U.S. SHORT-TERM PORTFOLIO
ANNUAL TOTAL RETURN


[CHART]
[PLOT POINTS]

1991         6.40%
1992         3.45%
1993         2.89%
1994         3.71%
1995         5.71%
1996         5.45%
1997         5.09%
1998         5.59%
1999         4.26%
2000         6.99%

During the ten-year period shown in the U.S. Short Term Portfolio's bar chart, the highest quarterly return was 1.98% (quarter ending December 31, 2000) and the lowest quarterly return was 0.55% (quarter ending December 31, 1993).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                           LIMITED DURATION PORTFOLIO
                               ANNUAL TOTAL RETURN


[CHART]
[PLOT POINTS]

 1994         0.29%
 1995        11.26%
 1996         5.29%
 1997         7.21%
 1998         6.79%
 1999         2.88%
 2000         8.52%

During the seven-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.53% (quarter ending March 31, 1995) and the lowest quarterly return was -0.47% (quarter ending March 31, 1994).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                           MORTGAGE-BACKED PORTFOLIO
                               ANNUAL TOTAL RETURN
[CHART]
[PLOT POINTS]

1997        10.19%
1998         7.42%
1999         1.21%
2000        11.60%

During the four-year period shown in the Mortgage-Backed Portfolio's bar chart, the highest quarterly return was 3.97% (quarter ending June 30, 1997) and the lowest quarterly return was -1.10% (quarter ending June 30, 1999).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                       GLOBAL TACTICAL EXPOSURE PORTFOLIO
                               ANNUAL TOTAL RETURN


[CHART]
[PLOT POINTS]

1996         3.18%
1997         8.77%
1998         8.20%
1999         2.90%
2000         4.76%

During the five-year period shown in the Global Tactical Exposure Portfolio's bar chart, the highest quarterly return was 3.86% (quarter ending March 31, 1997) and the lowest quarterly return was -1.22% (quarter ending March 31,
2000).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                              WORLDWIDE PORTFOLIO
                               ANNUAL TOTAL RETURN
[CHART]
[PLOT POINTS]

1993            15.86%
1994            -2.25%
1995            12.60%
1996             5.77%
1997             2.93%
1998            15.58%
1999            -5.38%
2000             3.26%

During the eight-year period shown in the Worldwide Portfolio's bar chart, the highest quarterly return was 8.85% (quarter ending September 30, 1998) and the lowest quarterly return was -3.75% (quarter ending March 31, 1994).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                            WORLDWIDE CORE PORTFOLIO
                               ANNUAL TOTAL RETURN

[CHART]
[PLOT POINTS]

1993        12.89%
1994         7.84%
1995        11.00%
1996        10.03%
1997        12.60%
1998        11.53%
1999        -0.19%
2000        10.79%

During the eight-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 10.46% (quarter ending September 30, 1994) and the lowest quarterly return was -3.98% (quarter ending March 31, 1994).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                            INTERNATIONAL PORTFOLIO
                               ANNUAL TOTAL RETURN
[CHART]
[PLOT POINTS]

1997        -0.43%
1998        18.35%
1999        -6.34%
2000        -0.98%

During the four-year period shown in the International Portfolio's bar chart, the highest quarterly return was 10.42% (quarter ending September 30, 1998) and the lowest quarterly return was -5.28% (quarter ending March 31, 1999).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

                           EMERGING MARKETS PORTFOLIO
                               ANNUAL TOTAL RETURN

[CHART]
[PLOT POINTS]

1998            -10.50%
1999            11.73%
2000            11.41%


During the three-year period shown in the Emerging Markets Portfolio's bar chart, the highest quarterly return was 18.47% (quarter ending December 31, 1998) and the lowest quarterly return was -23.47% (quarter ending September 30,
1998).

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.

-------------------------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS                           PAST          PAST              PAST         SINCE
(FOR THE PERIODS ENDING DECEMBER 31, 2000)                   1 YEAR        5 YEARS          10 YEARS     INCEPTION*
-------------------------------------------------------------------------------------------------------------------
  U.S. Short-Term Portfolio                                  6.99%          5.47%           4.95%           5.28%
-------------------------------------------------------------------------------------------------------------------
     Merrill Lynch 1-2.99 Year Treasury Index+               8.00%          5.92%           6.42%           6.68%
-------------------------------------------------------------------------------------------------------------------
     Merrill Lynch 3-6 Month Treasury Notes and
     Bond Index                                              6.42%          5.62%           N/A             N/A
-------------------------------------------------------------------------------------------------------------------
  Limited Duration Portfolio                                 8.52%          6.11%           N/A             5.86%
-------------------------------------------------------------------------------------------------------------------
   Merrill Lynch 1-2.99 Year Treasury Index                  8.00%          5.92%           N/A             5.75%
-------------------------------------------------------------------------------------------------------------------
  Mortgage-Backed Portfolio                                 11.60%            N/A           N/A             7.85%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Mortgage-Backed Securities Index         11.71%            N/A           N/A             7.50%
-------------------------------------------------------------------------------------------------------------------
  Global Tactical Exposure Portfolio                         4.76%          5.52%           N/A             5.95%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan 3 Month Eurodeposit Index                       6.79%          5.99%           N/A             6.00%
-------------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                                        3.26%          4.21%           N/A             6.40%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Global Aggregate Index
   (Unhedged)                                                3.18%          3.91%           N/A             6.58%
-------------------------------------------------------------------------------------------------------------------
  Worldwide Core Portfolio                                  10.79%          8.44%           N/A             9.48%
-------------------------------------------------------------------------------------------------------------------
   Lehman Brothers Global Aggregate Index
  (Hedged)                                                  10.32%          7.66%           N/A             8.07%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan Global Government Bond Index
   (Hedged)/IBC Money Fund Combined Index++                 11.02%          8.46%           N/A             8.33%
-------------------------------------------------------------------------------------------------------------------
  International Portfolio                                   -0.98%            N/A           N/A             3.35%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan Global Government Bond Index
  (Non-US Unhedged)                                         -2.48%            N/A           N/A             2.36%
-------------------------------------------------------------------------------------------------------------------
  Emerging Markets Portfolio+++                             11.41%            N/A           N/A             2.87%
-------------------------------------------------------------------------------------------------------------------
  JP Morgan Emerging Markets Bond
  Index Global                                              14.41%            N/A           N/A             6.75%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan Emerging Local Markets Index Plus               2.00%            N/A           N/A             6.75%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan Emerging Markets Bond Index Plus               15.66%            N/A           N/A            10.58%
-------------------------------------------------------------------------------------------------------------------
   Constructed Benchmark
   (Consisting of 60% JP Morgan Emerging Local
   Markets Index Plus and 40% JP Morgan
   Emerging Markets Bond Index Plus)                         7.46%            N/A           N/A             6.54%
-------------------------------------------------------------------------------------------------------------------
   JP Morgan Emerging Markets Bond Index
   Global Constrained                                       12.68%            N/A           N/A             5.75%
-------------------------------------------------------------------------------------------------------------------
  Inflation-Indexed Hedged                                    N/A             N/A           N/A             N/A
-------------------------------------------------------------------------------------------------------------------


*    Portfolio Inception Dates:
1.   U.S. Short Term Portfolio: 12/6/89
2.   Limited Duration Portfolio: 7/26/93
3.   Mortgage Backed Portfolio: 4/29/96
4. Global Tactical Exposure Portfolio: 9/14/95. The Portfolio commenced operations on 3/25/93, was fully liquidated on 12/30/94, and recommenced operations on 9/14/95 with its current investment policies.
5.   Worldwide Portfolio: 4/15/92
6. Worldwide Core Portfolio: 5/19/92. For the period between 8/1/94 and 6/30/95, the Portfolio was invested in cash or short-term instruments due to its small size.
7.   International Portfolio: 5/9/96
8.   Emerging Markets Portfolio: 8/12/97
9. Inflation-Indexed Hedged Portfolio: The Portfolio had not commenced operations as of December 31, 2000.

+ Effective March 1, 2001, the Portfolio changed its primary benchmark to the Merrill Lynch 1-2.99 Year Treasury Index to satisfy SEC requirements that a broad-based market index that has been in effect for at least ten years be provided. This index reflects a portfolio of securities with a longer term duration than the U.S. Short-Term Portfolio and would be typically subject to greater fluctuation (and higher yield) than the Portfolio. Management believes that the Merrill Lynch 3-6 month Treasury Notes and Bonds Index more accurately reflects the types of instruments in which the Portfolio invests and therefore provides a better benchmark for investors. The use of the IBC Money Fund Report Averages - -TM- all taxable has been discontinued as of March 1, 2001.

++ The Portfolio's performance is compared to a constructed benchmark. For the periods 5/19/92 through 7/31/94 and 7/1/95 through 12/31/99 the performance of the JP Morgan Global Government Bond Index (Hedged) was used as the Portfolio's benchmark. However, from 8/1/94 through 6/30/95, the Portfolio was investing pursuant to a temporary defensive investment strategy due to the Portfolio's relatively small size. During this period, performance of the Portfolio was compared to the IBC Money Fund Report Averages - -TM- all taxable.

+++ Effective October 1, 2000, the Emerging Markets Portfolio changed its benchmark index from the JP Morgan Emerging Markets Bond Index Global Constrained to the JP Morgan Emerging Markets Bond Index Global to better reflect the investment strategy of the Portfolio. Prior to June 1, 2000, the Emerging Markets Portfolio used as its benchmark index a constructed benchmark which consisted of 60% JP Morgan Emerging Local Markets Index Plus and 40% JP Morgan Emerging Markets Bond Index Plus.

                                    FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

---------------------------------------------------------------------------------------------------------------------------
                    U.S.                        Global                                                      Inflation-*
                    Short- Limited  Mortgage-   Tactical               Worldwide                 Emerging   Indexed
PORTFOLIO NAME:     Term   Duration Backed      Exposure  Worldwide    Core       International  Markets    Hedged
---------------------------------------------------------------------------------------------------------------------------
Shareholder Fees
(Fees Paid
Directly from
Your Investment)    None    None    None         None      None        None        None            None      None
---------------------------------------------------------------------------------------------------------------------------
Annual Fund
Operating
Expenses
(Expenses that
are Deducted
From Fund
Assets)
---------------------------------------------------------------------------------------------------------------------------
Management Fees     0.30%   0.35%   0.30%        0.40%     0.40%       0.40%       0.40%           0.75%     0.40%
---------------------------------------------------------------------------------------------------------------------------
Distribution Fees
(12b-1)             None    None    None         None      None        None        None            None      None
---------------------------------------------------------------------------------------------------------------------------
Other Expenses      0.12%   0.19%   0.15%        0.24%     0.20%       0.19%       0.24%           0.28%     0.39%
---------------------------------------------------------------------------------------------------------------------------
Total Annual
Fund Operating
Expenses            0.42%   0.54%   0.45%        0.64%     0.60%       0.59%       0.64%           1.03%     0.79%
---------------------------------------------------------------------------------------------------------------------------

* Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2000. For this Portfolio, "Other Expenses" have been estimated.

Pursuant to the Investment Advisory Agreements for the U.S. Short-Term Portfolio and the Worldwide Portfolio, the Total Operating Expenses of each Portfolio are capped at 0.40% and 0.60%, respectively, (on an annualized basis) of that Portfolio's average daily net assets. In addition, for each of the other Portfolios, Fischer Francis Trees & Watts, Inc. (the "Investment Adviser" or "Adviser") has voluntarily agreed to cap the Net Operating Expenses of a Portfolio at a percentage (on an annualized basis) of that Portfolio's average daily net assets as set forth in the table below. All operating expenses exceeding caps and voluntary waiver of fees will be paid by the Investment Adviser. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended December 31, 2000, the table shows the total amount of the fees waived by the Investment Adviser. Under Administration Agreements effective May 29, 1998, between the Portfolios and Investors Capital Services, Inc. ("Investors Capital" or "the Administrator"), the Administrator provides administrative services to each Portfolio for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below its expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets. Under an agreement between the Investment Adviser and Investors Capital, Investors Capital is currently voluntarily waiving up to 0.02% on the first $350 million of U.S. Short-Term Portfolio's assets. Such waivers can be terminated at any time.

----------------------------------------------------------------------------------------------------------------------
                   U.S                           Global                                                   Inflation-*
                   Short-   Limited   Mortgage-  Tactical            Worldwide                Emerging    Indexed
 PORTFOLIO NAME    Term     Duration  Backed     Exposure  Worldwide Core      International  Markets     Hedged
----------------------------------------------------------------------------------------------------------------------
 Total Waived Fees 0.17%    0.24%     0.20%      0.34%     0.00%     0.14%     0.04%          0.00%        0.19%*

 Net Operating
 Expenses Cap      0.25%    0.30%     0.25%      0.30%     0.60%     0.45%     0.60%          1.50%        0.60%
----------------------------------------------------------------------------------------------------------------------

*    Estimated

                             EXPENSES TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME               1 YEAR               3 YEARS             5 YEARS              10 YEARS
------------------------------------------------------------------------------------------------------
 U.S. Short-Term              $43                  $135                $235                 $530
------------------------------------------------------------------------------------------------------
 Limited Duration             $55                  $173                $302                 $677
------------------------------------------------------------------------------------------------------
 Mortgage-Backed              $46                  $144                $252                 $567
------------------------------------------------------------------------------------------------------
 Global Tactical Exposure     $65                  $205                $357                 $798
------------------------------------------------------------------------------------------------------
 Worldwide                    $61                  $192                $335                 $750
------------------------------------------------------------------------------------------------------
 Worldwide Core               $60                  $189                $329                 $738
------------------------------------------------------------------------------------------------------
 International                $65                  $205                $357                 $798
------------------------------------------------------------------------------------------------------
 Emerging Markets             $105                 $328                $569                 $798
------------------------------------------------------------------------------------------------------
 Inflation-Indexed Hedged*    $81                  $252                N/A                  N/A
------------------------------------------------------------------------------------------------------

* As of December 31, 2000, the Portfolio had not commenced investment operations, therefore only estimated fees and expenses for one and three years are presented.

                                FUND MANAGEMENT

                               BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."

                               INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, currently manages approximately $33 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises over 141 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $168 million. The Investment Adviser also serves as the sub-adviser to twenty-eight Portfolios of thirteen other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. Each Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2000, at the annual percentage rate described below, based on each Portfolio's average daily net assets.


---------------------------------------------------
PORTFOLIO NAME              MANAGEMENT FEE RATES*
---------------------------------------------------
U.S. Short-Term             0.15%
---------------------------------------------------
Limited Duration            0.15%
---------------------------------------------------
Mortgage-Backed             0.10%
---------------------------------------------------
Global Tactical Exposure    0.10%
---------------------------------------------------
Worldwide                   0.40%
---------------------------------------------------
Worldwide Core              0.26%
---------------------------------------------------
International               0.40%
---------------------------------------------------
Emerging Markets            0.75%
---------------------------------------------------
Inflation-Indexed Hedged    0.20%
---------------------------------------------------


* Management fees for all Portfolios except the Worldwide Portfolio and the Emerging Markets Portfolio show Management Fee Rates after the waiver of fees.

                             INVESTMENT SUB-ADVISER

Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Global Tactical Exposure, Worldwide, Worldwide Core, International, Emerging Markets and Inflation-Indexed Hedged Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $2.12 billion in multi-currency fixed-income portfolios for institutional clients. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for each of the Global Tactical Exposure, Worldwide, Worldwide Core, International, Emerging Markets and Inflation-Indexed Hedged Portfolios. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC 3V 3LS. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.

                                PORTFOLIO MANAGERS

FFTW uses a team approach for making the strategic and sector allocations within each of its model portfolios. For each Portfolio of the Fund, a specific portfolio manager is responsible for portfolio implementation and compliance with Portfolio-specific and FFTW-wide investment strategy. The portfolio manager determines the broad risk parameters under which a Portfolio operates, but relies on market specialist teams for the generation of ideas and specific investments in a Portfolio. The following groups and teams assist in the selection of specific investments, subject to each Portfolio's investment policies and restrictions: the Sovereign Bond Group, consisting of the U.S. Bloc, Europe Bloc and Japan Bloc teams, and the Sectors Group, consisting of the Corporate, Structured Product, High Yield and Emerging Markets teams.

JOHN CAREY, CFA, PORTFOLIO MANAGER. Mr. Carey shares responsibility for management of the Mortgage-Backed Portfolio. He joined FFTW in 1998 as a member of the Mortgage Desk. His market responsibilities are focused on fixed rate CMOs and CMO derivatives. Mr. Carey was previously a Limited Partner at Atlantic Portfolio Analytics and Management (APAM) where he traded mortgage backed securities and agency CMOs. Prior to joining APAM in 1996, Mr. Carey was a Senior Vice President in charge of Secondary Marketing for the Chase Manhattan Mortgage Corporation. Mr. Carey holds an MBA in Finance from New York University and a BA in Mathematical Economics from Colgate University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

STEPHEN CHANG, PORTFOLIO MANAGER. Mr. Chang shares responsibility for the management of the Worldwide, Worldwide Core, Global Tactical and International Portfolios. He joined FFTW in 1997 after 1 year with Morgan Stanley. There he was an Associate in the Corporate Treasury Department. His primary responsibilities included risk management, cash capital modeling and liquidity scenario analysis. Since 1999, he has been the market specialist analyzing the development of the peripheral markets in the US Bloc which are comprised of Canada, Australia, New Zealand, and Latin American countries in the emerging market sector. Mr. Chang holds a B.Sc in Computer Science from Cornell University (1995) and a M.Sc in Management Science from Stanford University
(1996).

ANDREW M. HEADLEY, PORTFOLIO MANAGER. Mr. Headley is responsible for management of the Mortgage-Backed Portfolio. Mr. Headley joined FFTW in 1994. Prior to May 1996, Mr. Headley was a client service and business development analyst. Currently his primary focus is on the mortgage pass-through market and those portfolios which are benchmarked against a mortgage pass-through index. Mr. Headley holds a B.A. SUMMA CUM LAUDE in finance (1994) form the Wharton School of the University of Pennsylvania.

JEFFREY HOLTMAN, PORTFOLIO MANAGER. Mr. Holtman is responsible for management of the U.S. Short-Term and Limited Duration Portfolios. Mr. Holtman joined FFTW in May 1996 after two years with J.P. Morgan as a credit risk analyst. Currently, he manages all domestic asset-backed securities and is also responsible for short-intermediate duration portfolios. Mr. Holtman received a B.S. in Industrial Management and Economics from Carnegie Mellon University in 1994.

ALEXANDER KRIECKHAUS, PORTFOLIO MANAGER. Mr. Krieckhaus shares responsibility for management of the Emerging Markets Portfolio. He joined FFTW in September 2000 as an emerging markets specialist. Mr. Krieckhaus comes to FFTW from BNP Paribas Asset Management. Previous to that position, Mr. Krieckhaus worked for two years as a Vice President and senior sovereign bond strategist at Santander Investments, where he maintained a model portfolio of sovereign bonds from Latin America, Eastern Europe and Asia, and prior to that, he was employed for three years at ING Barings as a Senior Associate within the emerging markets fixed income strategy group. Mr. Krieckhaus earned a MA in Economics from Columbia University (1997) and a BA in Anthropology and Classics from Reed College
(1987). He holds Series 7 and 63 licenses.

STEWART M. RUSSELL, MANAGING DIRECTOR. Mr. Russell is responsible for management of the Worldwide, Worldwide Core, International, Inflation-Indexed Hedged and Global Tactical Exposure Portfolios. Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan, where he was responsible for proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds, and asset-backed securities. Prior to that position, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities. Mr. Russell holds a B.A. in government from Cornell University and an M.B.A. in finance from New York University.

SCOTT C. SHEELER, PORTFOLIO MANAGER. Mr. Sheeler shares responsibility for the management of the U.S. Short Term, Limited Duration and Inflation-Indexed Hedged Portfolios. He joined FFTW in 1996 after 2 years with the Bank of New York, where he worked as a senior portfolio analyst in the master trust/master custody department. There, his primary responsibilities included cash and trade management of portfolios as well as acting as a liaison with investment managers regarding portfolio management. Mr. Sheeler holds a B.S. in finance from Rochester Institute of Technology (1994).

ANTONIO MUNOZ-SUNE, SENIOR PORTFOLIO MANAGER. Mr. Munoz-Sune is responsible for management of the Emerging Markets Portfolio. He joined FFTW in September 2000, after two years with the BNP Paribas Group in London, where he was responsible for their Global Emerging Markets and European High Yield Debt Portfolios. Prior to 1998, Mr. Munoz-Sune was head of the Emerging Markets Proprietary trading desk at Banco Bilbao Vizcaya (formerly Latinvest). Prior to 1996, Mr. Munoz-Sune was a sales and trading assistant with J.P. Morgan, specializing in emerging markets in London. Mr. Munoz-Sune has a Masters in finance from the London Business School (1995) and a Ph.D. in music from the University of Michigan 1988.

                            SHAREHOLDER INFORMATION

                                    PURCHASES

Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in any Portfolio, if shares are purchased directly from the Portfolio, is $100,000; such minimum may be waived at the discretion of FFTW or First Fund Distributors, Inc. ("First Fund" or "the Distributor"). Subsequent investments or redemptions may be of any amount. Initial investments obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.

Purchases of shares of all the Portfolios, except U.S. Short-Term Portfolio, may be made on any "Business Day," meaning any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases of shares of U.S. Short-Term Portfolio may be made on any "Business Day" meaning Monday through Friday with the exception of the holidays declared by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.

                               WIRING INSTRUCTIONS

To:                 Investors Bank & Trust Company, Boston, Massachusetts.

ABA Number:         011001438

Account Name:       First Fund Distributors, Inc. - Fund Purchase Account

Account Number:     933333333

Reference:          (Indicate Portfolio name)

                               TO PURCHASE SHARES

------------------------------------------------------------------------------------------------------------------------------------
                        WHEN NET ASSET VALUE   WHEN & HOW SHARES        PROCEDURE FOR SAME DAY        RESULT OF LATE NOTIFICATION OR
PORTFOLIO NAME           (NAV) IS DETERMINED    MAY BE PURCHASED        PURCHASES                     DELAY IN RECEIPT OF FUNDS
------------------------------------------------------------------------------------------------------------------------------------
-    U.S. SHORT-        -    All Business      -  Any Business          -  Purchasers must call       -    The Portfolio must
     TERM                    Days                 Day                      Investors Capital               receive notice before
-    LIMITED                                                               Services Inc.,                  4:00 p.m. (wire may be
     DURATION                                  -  Submitted                ("Investors Capital") at        received after 4:00 p.m.
-    WORLDWIDE                                    orders must              (800) 762-4848 or (212)         ET) for shares to be
-    WORLDWIDE CORE                               include a                332-5211 if within the          bought at that day's
-    INTERNATIONAL                                completed                City of New York, or            price.
-    INFLATION-                                   account                  Investors Bank at (800)
     INDEXED HEDGED                               application.             247-0473 prior to 4:00     -    Shares will be bought at
                                                                           p.m. ET to inform the           the next Business Day's
                                               -  Federal funds            Portfolio of the incoming       price if the wire is
                                                  must be wired            wire transfer.                  received after 4:00 p.m.
                                                  to First Fund's                                          ET and no notice is
                                                  Fund Purchase         -  Purchasers must indicate        given.
                                                  Account at               which Portfolio is to be
                                                  Investors Bank           purchased.
                                                  & Trust Company
                                                  ("Investors           -  If Federal funds are
                                                  Bank").                  received by the Portfolio
                                                                           that day, the order will
                                                                           be effective that day.
                                                                           Price of shares is based
                                                                           on the next calculation
                                                                           of NAV after the order is
                                                                           placed.
------------------------------------------------------------------------------------------------------------------------------------
-    GLOBAL TACTICAL    -    Last Business     -  Last Business         -  Purchasers must call        -    The Portfolio must
     EXPOSURE                Day of each          Day of each              Investors Capital at             receive notice before
-    EMERGING                month or on any      month or on any          (800) 762-4848 or (212)          4:00 p.m. for shares to
     MARKETS                 other Business       other Business           332-5211 if within the           be bought at that day's
-    MORTGAGE-               Days approved        Days approved            City of New York, or             price.
     BACKED                  by the               by the                   Investors Bank at (800)
                             Investment           Investment               247-0473 prior to
                             Adviser.             Adviser.                 4:00p.m. ET to inform the
                                                                           Portfolio of the
                                                                           purchase.
                                               -  Submitted
                                                  orders must           -  Purchasers must indicate
                                                  include a                which Portfolio is to be
                                                  completed                purchased.
                                                  account
                                                  application.
                                                                        -  For the purchase to be
                                               -  Federal funds            effective, Federal funds
                                                  must be wired            wire must be received by
                                                  to First Fund's          the Portfolio the
                                                  "Fund Purchase           following Business Day.
                                                  Account" at              Price of shares is based
                                                  Investors Bank.          on the next calculation
                                                                           of NAV after the order is
                                                                           placed.
------------------------------------------------------------------------------------------------------------------------------------

                                  REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares, however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.

A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.

Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, a Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the applicable Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                                TO REDEEM SHARES

------------------------------------------------------------------------------------------------------------------
1.   SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:

     a.   The dollar or share amount to be redeemed;
     b.   The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
     c.   The name of the shareholder; and
     d.   The shareholder's account number

2.   SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 OR INVESTORS
     CAPITAL SERVICES AT (800) 762-4848 TO REQUEST A REDEMPTION.

3.   IN THE CASE OF FOREIGN EXCHANGES, A PORTFOLIO'S NAV MAY CHANGE WHEN
     SHAREHOLDERS CANNOT BUY OR SELL SHARES.
------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME               WHEN REDEMPTION EFFECTIVE                  RESULT OF LATE NOTIFICATION OF REDEMPTION
------------------------------------------------------------------------------------------------------------------
- U.S. Short Term            If notice is received by the Transfer      If notice is received by the Transfer
- Limited Duration           Agent by 4:00pm ET on any Business Day,    Agent on a non-business day or after
- Mortgage-Backed            the redemption will be effective and       4:00p.m. ET on a Business Day, the
- Global Tactical Exposure   payment will be made within seven          redemption notice will be deemed
- Worldwide                  calendar days, but generally two           received as of the next Business Day.
- Worldwide Core             business days following receipt of such
- International              notice. Price of shares is based on the
- Emerging Markets           next calculation of the NAV after the
- Inflation-Indexed Hedged   order is placed.
------------------------------------------------------------------------------------------------------------------


                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

1. For all Portfolios other than Mortgage-Backed, Emerging Markets and Global Tactical Exposure, net asset value is calculated by the Portfolios' Accounting Agent as of 4:00 p.m. ET on each Business Day.

2. The Mortgage-Backed, Emerging Markets and Global Tactical Exposure Portfolios' net asset values are calculated by the Portfolios' Accounting Agent as of 4:00 p.m. ET on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

                                    DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. If a Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of each Portfolio, other than Mortgage-Backed, Emerging Markets and Global Tactical Exposure Portfolios will be declared as a dividend payable daily to the respective shareholders of record as of the close of each Business Day. The net investment income of Mortgage-Backed, Emerging Markets and Global Tactical Exposure Portfolios will be declared as dividends payable to the respective shareholders of record as of the second to last Business Day of each month. Additionally, each Portfolio, at its discretion, may declare special dividends or distributions to comply with all Federal Tax Regulations.

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio's shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.


                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see "Supplemental Tax Considerations" in the Statement of Additional Information.


FEDERAL INCOME TAXES
Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends a Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, a Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or
2.   fail to make required certifications, or
3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.

Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of a Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in a Portfolio should consult their tax advisers with specific reference to their own tax situation.

STATE AND LOCAL TAXES
A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES

Shares of each Portfolio are distributed by First Fund, pursuant to a Distribution Agreement dated as of January 1, 2000 by and among the Fund, Investors Bank and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution.

                             INVESTMENT INFORMATION

        PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS


                      U.S.                        Global                                            Inflation-
                     Short-  Limited   Mortgage- Tactical            Worldwide             Emerging  Indexed
                     Term    Duration  Backed    Exposure Worldwide    Core   International Markets   Hedged
------------------------------------------------------------------------------------------------------------
 Asset-Backed
 Securities            -       -        -          -         -           -          -          //        //
-----------------------------------------------------------------------------------------------------------
 Bank Obligations      -       -        -          -         -           -          -          //        //
-----------------------------------------------------------------------------------------------------------
 Brady Bonds                                      //        //          //          //          -        //
-----------------------------------------------------------------------------------------------------------
 Convertible
 Securities                                                                                    //
-----------------------------------------------------------------------------------------------------------
 Corporate Debt
 Instruments           -       -        -          -         -           -          -           -        //
-----------------------------------------------------------------------------------------------------------
 Dollar Roll
 Transactions         //      //        -         //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 Duration
 Management            -       -        -          -         -           -          -           -        -
-----------------------------------------------------------------------------------------------------------
 Foreign Instruments  //      //                   -         -           -          -           -        -
-----------------------------------------------------------------------------------------------------------
 Hedging               -       -        -          -        //           -          //          //       -
-----------------------------------------------------------------------------------------------------------
 Illiquid Securities  //      //       //         //        //          //          //         //       //
-----------------------------------------------------------------------------------------------------------
 Indexed Notes,
 Currency Exchange-
 Related Securities
 and Similar Securities                           //        //          //          //          -        //
-----------------------------------------------------------------------------------------------------------
 Inflation-Indexed
 Securities           //      //       //         //        //          //          //         //        -
-----------------------------------------------------------------------------------------------------------
 Investment
 Companies            //      //       //         //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 Loan Participations
 And Assignments      //      //       //         //        //          //          //          -        //
-----------------------------------------------------------------------------------------------------------
 Mortgage-Backed
 Securities            -       -        -          -         -           -          -          //        //
-----------------------------------------------------------------------------------------------------------
 Multi-National
 Currency Unit
 Securities or More
 Than One Currency
 Denomination                                     //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 Repurchase and
 Reverse Repurchase
 Agreements            -      //        -         //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 Short Sales
 Transactions         //               //         //        //          //                               //
-----------------------------------------------------------------------------------------------------------
 Stripped Instruments //      //        -         //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 TBA Transactions     //      //        -                   //          //                     //        //
-----------------------------------------------------------------------------------------------------------
 Total Return Swaps           //        -          -        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 U.S. Government
 and Agency Securities -       -        -          -         -           -          //          -        -
-----------------------------------------------------------------------------------------------------------
 Warrants                                                                                      //
-----------------------------------------------------------------------------------------------------------
 When Issued and
 Forward Commitment
 Securities           //      //       //         //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------
 Zero Coupon
 Securities           //      //                  //        //          //          //         //        //
-----------------------------------------------------------------------------------------------------------


-  Principal
// Other

ASSET-BACKED SECURITIES

Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.   motor vehicle installment sale contracts,
b.   other installment sale contracts,
c.   leases of various types of real and personal property, and
d.   receivables from revolving credit (credit card) agreements.

         RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS

Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a.   Time Deposits,                 g.  Eurodollar Certificates of Deposit,
b.   Certificates of Deposit,       h.  Variable Rate Notes,
c.   Bankers' Acceptances,          i.  Loan Participations,
d.   Bank Notes,                    j.  Variable Amount Master Demand Notes,
e.   Deposit Notes,                 k.  Yankee CDs, and
f.   Eurodollar Time deposits,      l.  Custodial Receipts

          RISKS: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS

Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

         RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CONVERTIBLE SECURITIES
Convertible bonds or shares of convertible preferred stock are securities that may be converted into, or exchanged for, underlying shares of common stock, either at a stated price or stated rate. Convertible securities have general characteristics similar to both fixed income and equity securities.

         RISKS: Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose. If the issuer chooses to convert the security, this action could have an adverse effect on a Portfolio's ability to achieve its objectives.


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

CORPORATE DEBT INSTRUMENTS

Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet a Portfolio's credit quality standards. A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in such Portfolio's best interests.

          RISKS: Investing in corporate debt securities subjects a Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS

Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. Portfolios will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

         RISKS: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.   the bond's yield,
b.   coupon interest payments,
c.   final maturity,
d.   call features, and
e.   prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

         RISKS: Changes in weighted average duration of a Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in a Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS
a. FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources. For U.S. Short-Term, Limited Duration and Mortgage-Backed Portfolios, it is anticipated that foreign securities will be issued primarily by governmental and private entities located in such countries and by supranational entities, and each Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

The global and international Portfolios, except Emerging Markets Portfolio, will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro and the European Currency Unit. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

         RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

c. EMERGING MARKETS SECURITIES
Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the Morgan Stanley Capital Index (MSCI) or by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

         RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Emerging market countries may have:

a.   Relatively unstable governments;

b.   present the risk of sudden adverse government action;

c.   nationalization of businesses;

d.   restrictions on foreign ownership;

e.   prohibitions of repatriation of assets; or

f.   less protection of property rights than more developed countries


The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

HEDGING
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a.   engaging in swaps;

b.   purchasing and selling caps, floors and collars;

c.   purchasing or selling forward exchange contracts;

d.   purchasing and selling futures contracts; and

e.   purchasing and selling options.

All hedging instruments described below constitute commitments by a Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When a Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When a Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:

1. the securities,
2. the foreign currency subject to the futures, or
3. the forward currency contract.

The Portfolio will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

A Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

a. SWAPS

Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN EXCHANGE CONTRACTS

A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results.

e. OPTIONS CONTRACTS

An option is a contractual right, but not an obligation, to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

         RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject a Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that a Portfolio could not close out a futures or options position when it would be most advantageous to do so.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1.   securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.   securities not having readily available market quotations.

Although the Portfolios are allowed to invest up to 15% of the value of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. A Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.

         RISKS: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES

These securities are notes, the principal amount of which and/or the rate of interest payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

          RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which a Portfolio may invest.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten year notes which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom.

Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.

The process for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios also may invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to a Portfolio at the time of such adjustment (that would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,

2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolios will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition, the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company or would not otherwise comply with any requirements under the Investment Company Act of 1940.

A Portfolio may invest in another Portfolio within the FFTW Funds, Inc., family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

         RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Fixed and floating rate loans ("Loans") are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.   Mortgage-pass through securities issued by
     a.    the Government National Mortgage Association (Ginnie Mae),
     b.    the Federal National Mortgage Association (Fannie Mae),
     c.    the Federal Home Loan Mortgage Corporation (Freddie Mac),
     d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and

3.   Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an average life--the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

         RISKS: A Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect a Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION

Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

          RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Under a repurchase agreement, a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

         RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

SHORT SALES

Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

         RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Without the purchase of an option, the potential loss from a short sale is unlimited.

STRIPPED INSTRUMENTS

Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.   Municipal Bond Strips
b.   Treasury Strips
c.   Stripped Mortgage-Backed Securities

         RISKS: POs do not pay interest: return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS

In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government Securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

          RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS

A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

         RISKS: A total return swap may result in a Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED
ENTERPRISES/FEDERAL AGENCIES

U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

a. U.S. Treasury Department,
b. Farmer's Home Administration,
c. Federal Home Loan Mortgage Corporation,
d. Federal National Mortgage Association,
e. Student Loan Marketing Association, and
f. Government National Mortgage Association.

          RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

WARRANTS

A warrant is a corporate-issued option that entitles the holder to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and can be traded on the major exchanges.

          RISKS: Warrants retain their value only so long as the stock retains its value. Typically, when the value of the stock drops, the value of the warrant drops.

WHEN ISSUED AND FORWARD COMMITMENT

The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitments transactions.

          RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES

Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

         RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                        SUPPLEMENTAL INVESTMENT POLICIES

ALL PORTFOLIOS

Each Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

U.S. SHORT-TERM, WORLDWIDE AND WORLDWIDE CORE PORTFOLIOS

These Portfolios may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of a Portfolio's total assets would be subject to such agreements.

                           FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand the Portfolios' financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in each respective Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the years ended December 31, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.

Financial Highlights for the Inflation-Indexed Hedged Portfolio are omitted because this Portfolio had not commenced operations as of December 31, 2000.

                 U.S. SHORT-TERM PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

           FOR A SHARE OUTSTANDING THROUGHOUT THE           Year Ended     Year Ended      Year Ended     Year Ended     Year Ended
                           PERIOD                            12/31/00       12/31/99        12/31/98       12/31/97       12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                            $9.65         $9.76           $9.77           9.85          $9.88
-----------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                           0.59          0.51*           0.54           0.57           0.55
 Net realized and unrealized gain (loss) on
   investments, financial futures and
   options contracts and foreign currency
   related transactions                                           0.06         (0.11)          (0.01)         (0.08)         (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                 0.65          0.40            0.53           0.49           0.52
-----------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                      0.59          0.51            0.54           0.57           0.55
-----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              0.59          0.51            0.54           0.57           0.55
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $9.71         $9.65           $9.76          $9.77          $9.85
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                     6.99%         4.26%           5.59%          5.09%          5.45%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                            $370,867      $650,447        $840,366       $486,906       $355,257
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                              0.25%         0.25%           0.25%          0.25%          0.27%
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                              0.25%         0.25%           0.25%          0.26%          0.40%
 Ratio of investment income, net to average
   net assets (a)                                                 6.13%         5.29%           5.48%          5.78%          5.62%
 Decrease in above expense ratios due to waiver of
   investment advisory and administration fees                    0.17%         0.18%           0.17%          0.18%          0.05%
 Portfolio Turnover (b)                                            214%          N/A             N/A            N/A            N/A

(a) Net of waivers and reimbursements.

(b) Portfolio Turnover was not calculated prior to the year-ended December 31, 2000 due to the Fund's investment in primarily short-term securities.

* Calculation done based on average shares outstanding.

                LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
         FOR A SHARE OUTSTANDING THROUGHOUT THE               Year Ended     Year Ended      Year Ended    Year Ended    Year Ended
                        PERIOD                                 12/31/00       12/31/99        12/31/98      12/31/97      12/31/96
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                            $9.66         $9.93           $9.93          $9.93         $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                           0.61          0.55*           0.55           0.62           0.55
 Net realized and unrealized gain (loss) on
   investments and financial futures contracts                    0.19         (0.27)           0.11           0.08          (0.04)
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                 0.80          0.28            0.66           0.70           0.51
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                      0.61          0.55            0.55           0.62           0.55
 In excess of investment income, net                                --            --            0.00**           --           0.00**
 From net realized gain on
   investments and financial futures contracts                      --            --            0.11           0.08           0.03
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              0.61          0.55            0.66           0.70           0.58
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $9.85         $9.66           $9.93          $9.93          $9.93
------------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                     8.52%         2.88%           6.79%          7.21%          5.29%
 Ratios/Supplemental Data
Net assets, end of period (000's)                              $97,484      $100,105         $89,521        $40,029        $42,100
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                              0.30%         0.30%           0.30%          0.30%          0.31%
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                              0.30%         0.30%           0.30%          0.60%          0.49%
 Ratio of investment income, net to average
   net assets (a)                                                 6.25%         5.60%           5.48%          6.10%          5.79%
 Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement of
   other expenses                                                 0.24%         0.24%           0.22%          0.31%          0.15%
 Portfolio Turnover                                                327%          823%          1,059%         1,292%         1,387%

(a) Net of waivers and reimbursements.

* Calculation done based on average shares outstanding.

** Rounds to less than $0.01.

                 MORTGAGE-BACKED PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period From
           FOR A SHARE OUTSTANDING THROUGHOUT THE          Year Ended   Year Ended      Year Ended     Year Ended    4/20/96* to
                           PERIOD                           12/31/00     12/31/99        12/31/98       12/31/97      12/31/96
----------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                        $9.64        $10.18          $10.30         $10.16         $10.00
----------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                       0.70          0.61**          0.68           0.68           0.41
 Net realized and unrealized gain (loss) on
   investments, short sales, financial
   futures and options contracts                              0.35         (0.49)           0.07           0.32           0.23
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                             1.05          0.12            0.75           1.00           0.64
----------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                  0.73          0.64            0.65           0.63           0.41
 In excess of investment income, net                            --            --              --           0.05           0.06
 From net realized gain on investments, short sales,
   financial futures and options contracts                      --          0.02            0.22           0.18           0.01
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                          0.73          0.66            0.87           0.86           0.48
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $9.96         $9.64          $10.18         $10.30         $10.16
----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                11.60%         1.21%           7.42%         10.19%          6.54% (c)
 Ratios/Supplemental Data
 Net assets, end of period (000's)                        $336,141      $298,265        $815,367       $655,271       $220,990
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                          0.25%         0.24%           0.23%          0.38%          0.45% (b)
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                          0.26%         0.24%           0.37%          0.47%          0.88% (b)
 Ratio of investment income, net to average
   net assets (a)                                             7.20%         6.10%           6.33%          6.07%          7.61% (b)
 Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement
   of other expenses                                          0.20%         0.20%           0.20%          0.07%          0.10% (b)
 Portfolio Turnover                                            699%          745%            843%         3,396%           590%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation done using average shares outstanding.

                        GLOBAL TACTICAL EXPOSURE PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
           FOR A SHARE OUTSTANDING THROUGHOUT THE              Year Ended    Year Ended    Year Ended     Year Ended    Year Ended
                           PERIOD                               12/31/00      12/31/99      12/31/98       12/31/97     12/31/96
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                        $   10.08     $     10.25    $     10.05    $      9.80   $   10.19
------------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                           0.61**          0.46**         0.52**         0.41        0.47
 Net realized and unrealized gain (loss) on investments,
   financial futures and swap contracts and
   foreign currency related transactions                         (0.15)          (0.17)          0.28           0.43       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                 0.46            0.29           0.80           0.84        0.32
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                      1.68            0.46           0.53           0.36        0.47
 In excess of investment income, net                                --              --           0.00(b)        0.17          --
 From net realized gain on Investments, financial futures
   and swap contracts and foreign
   currency related transactions                                    --              --             --           0.06        0.05
In excess of net realized gain on investments,
   financial futures, swap contracts, and
   foreign currency-related transactions                            --              --           0.07             --        0.09
 From paid in capital                                             0.05              --             --             --        0.10
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              1.73            0.46           0.60           0.59        0.71
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                              $    8.81     $     10.08    $     10.25    $     10.05   $    9.80
------------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                     4.76%           2.90%          8.20%          8.77%       3.18%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                           $  71,856     $   131,744    $   423,966    $   283,005   $ 126,645
 Ratio of operating expenses to average net assets
   exclusive of interest expense (a)                              0.30%           0.28%          0.27%          0.42%       0.60%
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                              4.86%           4.89%          5.54%          0.42%       0.60%
 Ratio of investment income, net to average net assets (a)        6.38%           4.51%          5.14%          3.67%       4.65%
 Decrease in above expense ratios due to waiver of
   investment advisory fees                                       0.34%           0.30%          0.30%          0.16%       0.06%
 Portfolio Turnover                                                627%            413%           766%           712%        784%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements
(b)  Rounds to less than $0.01.
**   Calculation done based on average shares outstanding.

-------------------------------------------------------------------------------------------------------------------------------
                                       WORLDWIDE PORTFOLIO FINANCIAL HIGHLIGHTS
                                    (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
-------------------------------------------------------------------------------------------------------------------------------
           FOR A SHARE OUTSTANDING THROUGHOUT THE          Year Ended    Year Ended    Year Ended     Year Ended   Year Ended
                           PERIOD                           12/31/00      12/31/99      12/31/98       12/31/97     12/31/96
-------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                            $9.12       $10.28         $9.42          $9.64        $9.83
-------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                           0.48*        0.43*         0.46           0.49         0.53
 Net realized and unrealized gain (loss) on
   investments, and financial futures contracts and
   foreign currency related transactions                         (0.21)       (0.98)         0.96          (0.22)        0.01
-------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                 0.27        (0.55)         1.42           0.27         0.54
-------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                      0.19         0.61          0.46           0.19         0.53
 In excess of investment income, net                              0.19           --            --           0.11           --
 From net realized gain on investments, and
   financial futures contracts and foreign
   currency related transactions                                    --           --          0.10             --         0.09
 From paid in capital                                             0.10           --            --           0.19         0.11
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              0.48         0.61          0.56           0.49         0.73
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $8.91        $9.12        $10.28          $9.42        $9.64
-------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                     3.26%       (5.38%)       15.58%          2.93%        5.77%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                            $158,474      $68,581       $69,653        $82,236      $74,939
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                              0.60%        0.60%         0.60%          0.60%        0.60%
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                              0.60%        0.60%         0.60%          0.60%        0.60%
 Ratio of investment income, net to average net assets (a)        5.53%        4.51%         4.76%          5.21%        5.52%
 Decrease in above expense ratios due to
   waiver of investment advisory fees and
   reimbursement of other expenses                                0.00+        0.03%         0.01%          0.02%        0.05%
 Portfolio Turnover                                                493%         390%          668%           713%       1,126%
-------------------------------------------------------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
+    Rounds to less than 0.01%.

                 WORLDWIDE CORE PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

--------------------------------------------------------------------------------------------------------------------------------
           FOR A SHARE OUTSTANDING THROUGHOUT THE            Year Ended  Year Ended    Year Ended    Year Ended    Year Ended
                           PERIOD                             12/31/00    12/31/99      12/31/98      12/31/97      12/31/96
--------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                             $10.58     $11.19        $11.23        $10.91        $10.85
--------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                             0.60       0.51*         0.59          0.53          0.62
 Net realized and unrealized gain (loss) on investments,
   and financial futures contracts and
   foreign currency related transactions                            0.50      (0.53)         0.68          0.80          0.43
--------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                   1.10      (0.02)         1.27          1.33          1.05
--------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                        0.89       0.59          0.70          0.59          0.62
 In excess of investment income, net                                  --         --            --            --          0.37
 In excess of net realized gain on
   investments, and financial futures contracts and foreign
   currency related transactions                                      --       0.00**        0.61          0.42            --
--------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                0.89       0.59          1.31          1.01          0.99
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $10.79     $10.58        $11.19        $11.23        $10.91
--------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                      10.79%     (0.19%)       11.53%        12.60%        10.03%
 Ratios/Supplemental Data
 Net assets, end of period (000's)                              $210,996   $181,535      $174,805       $80,390       $30,024
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                                0.45%      0.45%         0.45%         0.45%         0.45%
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                                0.45%      0.45%         0.45%         0.45%         0.45%
 Ratio of investment income, net to average net assets (a)          5.60%      4.70%         4.85%         5.29%         5.71%
 Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement of
   other expenses                                                   0.14%      0.14%         0.13%         0.20%         0.24%
 Portfolio Turnover                                                  549%       404%          745%          704%        1,087%
--------------------------------------------------------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

                  INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Period From
           FOR A SHARE OUTSTANDING THROUGHOUT THE          Year Ended     Year Ended     Year Ended    Year Ended    5/9/96* to
                           PERIOD                           12/31/00       12/31/99       12/31/98      12/31/97      12/31/96
------------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                            $8.70         $9.68          $9.50        $10.20        $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                           0.44          0.37**         0.48          0.50          0.38
 Net realized and unrealized gain (loss) on
   investments, and financial futures contracts and
   foreign currency related transactions                         (0.54)        (0.98)          1.21         (0.56)         0.28
------------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                (0.10)        (0.61)          1.69         (0.06)         0.66
------------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                      0.00(d)       0.37           0.45          0.14          0.38
 In excess of investment income, net                              0.04            --           0.40            --            --
 From net realized gain on investments, and
   financial futures contracts and foreign
   currency related transactions                                    --            --           0.66          0.14          0.08
 From paid in capital                                             0.38            --             --          0.36            --
------------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                              0.42          0.37           1.51          0.64          0.46
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $8.18         $8.70          $9.68         $9.50        $10.20
------------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                    (0.98%)       (6.34%)        18.35%        (0.43%)         6.66 (c)
 Ratios/Supplemental Data
 Net assets, end of period (000's)                            $121,377      $103,564        $81,705       $67,653       $35,746
 Ratio of operating expenses to average net assets,
   exclusive of interest expense (a)                              0.60%         0.60%          0.60%         0.60%         0.60% (b)
 Ratio of operating expenses to average net assets,
   inclusive of interest expense (a)                              0.60%         0.60%          0.60%         0.60%         0.60% (b)
 Ratio of investment income, net to average net assets (a)        5.18%         4.13%          4.56%         5.19%         5.73% (b)
 Decrease in above expense ratios due to
   waiver of investment advisory fees                             0.04%         0.00%#         0.03%         0.10%         0.32% (b)
 Portfolio Turnover                                                508%          569%         1,049%          809%           539%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
(d)  Rounds to less than $0.01.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.
#    Rounds to less than 0.01%.

                EMERGING MARKETS PORTFOLIO FINANCIAL HIGHLIGHTS
                 (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Period From
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                     Year Ended        Year Ended        Year Ended      8/12/97* to
                                                                   12/31/00          12/31/99          12/31/98        12/31/97
----------------------------------------------------------------------------------------------------------------------------------
 Per Share Data
 Net asset value, beginning of period                                $7.68            $7.72             $9.59          $10.00
----------------------------------------------------------------------------------------------------------------------------------
 Increase (Decrease) From Investment Operations
 Investment income, net                                               0.77**           0.78**            0.88            0.29
 Net realized and unrealized gain (loss) on investments,
   short sales, financial futures and swap contracts and
   foreign currency related transactions                              0.08             0.05             (1.86)          (0.41)
----------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                     0.85             0.83             (0.98)          (0.12)
----------------------------------------------------------------------------------------------------------------------------------
 Less Distributions
 From investment income, net                                          0.05             0.87              0.76            0.29
 In excess of investment income, net                                  0.09               --                --              --
 From paid in capital                                                 0.63               --              0.13              --
----------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                  0.77             0.87              0.89            0.29
----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $7.76            $7.68             $7.72           $9.59
----------------------------------------------------------------------------------------------------------------------------------
 Total Return                                                        11.41%           11.73%           (10.50%)         (1.20%) (b)
 Ratios/Supplemental Data
 Net assets, end of period (000's)                                 $49,807         $128,419          $164,709        $111,043
 Ratio of operating expenses to average net assets, exclusive of
   interest expense                                                   1.03%            1.01%             1.00%           1.03% (a)
 Ratio of operating expenses to average net assets, inclusive of
   interest expense                                                   1.03%            1.07%             1.15%           1.03% (a)
 Ratio of investment income, net to average net assets (a)           10.05%           10.44%            10.52%           7.89%
 Portfolio Turnover                                                    169%             137%              157%             16%
----------------------------------------------------------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.

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                                       51

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                                       52

                             SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments is available in such Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 2001. The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In each Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

A Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting Investors Capital, 600 Fifth Avenue, New York, NY 10020, (800) 762-4848.

Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.


DISTRIBUTED BY:

FIRST FUND DISTRIBUTORS, INC.

Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.
--------------------------------------------------------------------------------


================================================================================
                                   PROSPECTUS
                             INTERNATIONAL PORTFOLIO
================================================================================


--------------------------------------------------------------------------------



                                 APRIL 30, 2001






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS
Risk/Return Summary                                                           3
Investment Objectives, Principal Investment Strategies and Investments        3
Principal Investment Risks                                                    4
Risk/Return Bar Chart and Table                                               5
Fee Table                                                                     6
Expense Table Example                                                         6
Fund Management                                                               7
Shareholder Information                                                       8
Investment Information                                                       14
Portfolio Turnover                                                           26
Supplemental Investment Policies                                             26
Financial Highlights Table                                                   27
Shareholder Inquiries                                                        28

                               RISK/RETURN SUMMARY


The following is a summary of certain key information about the International Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the permitted investment strategies, permitted investments and their associated risks follows.



INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------------
                                                    INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:              To  attain a high  level of total  return  as may be  consistent  with the  preservation  of capital.
---------------------------------- ---------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:   The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization)
                                   debt securities from foreign bond markets and denominated in foreign currencies. The performance objective of the Portfolio is to outperform an index which the Portfolio
                                   Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the JP Morgan Global Government Bond Index
                                   (Non-U.S. Unhedged). (The JP Morgan Global Government Bond Index tracks total returns for local currency-denominated, fixed rate government bond issues, and offers coverage of bond markets from 12 countries, and local currency, fixed rate coupon issues of 12 markets. The
                                   Index is not available for investment and does not incur expenses.)
---------------------------------- ---------------------------------------------------------------------------------------------
    MINIMUM QUALITY RATING:                                                                                           AVERAGE
                                                                      S&P             MOODY'S                        PORTFOLIO
                                      S&P:       Moody's         (SHORT TERM):      (SHORT TERM):     Fitch's:       QUALITY:
                                      ----       -------         -------------      -------------     -------       ------------
                                      BBB-        Baa3                A-2                P-2             BBB-           AA (Aa)
---------------------------------- ---------------------------------------------------------------------------------------------
    DURATION:                      The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average Duration of the JP Morgan Global Government Bond Index (Non-U.S. Unhedged) by more than one year. As of December 31, 2000, the duration of the JP Morgan Global Governmental
                                   Bond Index (non-U.S. Unhedged) was 5.64 years.
---------------------------------- ---------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:           At least 65% of the Portfolio's total assets must be invested in high quality debt securities from foreign bond markets, denominated in foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries. At least 65% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100%
                                   of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940
                                   Act.
---------------------------------- ---------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:         -        Asset-Backed Securities
                                   -        Bank Obligations
                                   -        Corporate Debt Instruments
                                   -        Foreign Instruments
                                   -        Mortgage-Backed Securities
---------------------------------- ---------------------------------------------------------------------------------------------



                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the economy, or in securities and other markets.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.



Changes to the index by which the Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors.



The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.



The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States and others are subject to varying degrees of risk.


Investments in the Portfolio are subject to certain of the following risks:


BANKING              Investing in bank obligations will expose a Portfolio to
INDUSTRY RISK:       risks associated with the banking industry such as interest rate and credit risks.

CORRELATION          Derivatives are financial instruments whose value depends
RISK:                upon, or is derived from, the value of something else, such as one or more underlying securities, indexes or
                     currencies. The prices of a particular derivative
                     instrument may not move in the same way as the underlying
                     security or, in the case of a hedging transaction, of the
                     securities which are the subject of a hedge.

CREDIT RISK:         The Portfolio may be exposed to the risk that a security's issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

CURRENCY             Fluctuations in exchange rates between the U.S. dollar and
RISK:                foreign currencies may negatively affect an investment.
                     When synthetic and cross-hedges are used, the net exposure of the Portfolio to any one currency may be different from that of its total assets denominated in such currency.

FOREIGN RISK:        Investing in foreign securities will expose the Portfolio
                     to risks such as political and economic instability,
                     currency devaluation and high inflation rates, which may
                     result in Portfolio losses and volatility.

FUTURES RISK:        The use of futures exposes a Portfolio to the risk that the
                     Investment Adviser will not be able to anticipate correctly movements in the direction of interest rates, securities
                     prices, and currency markets and the imperfect correlation between the price of futures contracts and movements in
                     the prices of the securities being hedged.

HEDGING              Hedging exposes the Portfolio to the risk that the hedge
RISK:                will lose value while the hedged investment increases
                     in value.


INTEREST             Investing in fixed-rate debt securities will expose the
RATE RISK:           Portfolio to the risk that the value of the Portfolio's
                     investments will decline if interest rates rise.

LEVERAGE             The use of derivatives exposes the Portfolio to the risk of
RISK:                leverage which may result in greater fluctuations in the
                     Portfolio's net asset value than would have occurred had
                     the Portfolio invested in the underlying security.


                                       4

LIQUIDITY            Certain securities may be difficult or impossible to sell
RISK:                at favorable prices within the desired time frame.

MARKET               The market value of a security may increase or decrease
RISK:                over time. Such fluctuations can cause a security to be
                     worth less than the price originally paid for it or less
                     than it was worth at an earlier time. Market risk may
                     affect a single issuer, entire industry or the market as a whole.

NON-                 A non-diversified Portfolio may invest more of its assets
DIVERSIFICATION      in the securities of fewer companies than a diversified
RISK:                portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and
                     volatility.

PREPAYMENT           A portfolio that invests in mortgage-backed and other asset
RISK:                backed securities is exposed to the risk that such
                     securities may repay the principal either faster or slower than expected.


                         RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average annual total returns for 1 year and since inception compare with a selected index. Past performance is not necessarily an indication of how the Portfolio will perform in the future.


                             INTERNATIONAL PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURNS

1997              1998              1999             2000
-0.43%            18.35%            -6.34%           -0.98%



During the four-year period shown in the International Portfolio's bar chart, the highest quarterly return was 10.42% (quarter ending September 30, 1998) and the lowest quarterly return was -5.28% (quarter ending March 31, 1999).


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.


----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (FOR THE     PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS    SINCE INCEPTION
PERIODS ENDING DECEMBER 31, 2000)                                                        (5/9/96)
----------------------------------------- ------------- --------------- ---------------- -----------------
International Portfolio                   -0.98%        N/A             N/A              3.35%
----------------------------------------- ------------- --------------- ---------------- -----------------
    JP Morgan Global Government Bond      -2.48%        N/A             N/A              2.36%
    Index(Non-U.S.Unhedged)
----------------------------------------------------------------------------------------------------------



                                    FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

         -------------------------------------------------------------- --------
          SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)     None
         ============================================================== ========
          ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
          FROM FUND ASSETS)
         -------------------------------------------------------------- --------
          Management Fees                                                0.40%
         -------------------------------------------------------------- --------
          Distribution Fees (12b-1)                                      None
         -------------------------------------------------------------- --------
          Other Expenses                                                 0.24%
         -------------------------------------------------------------- --------
          Total Annual Fund Operating Expenses*                          0.64%
         -------------------------------------------------------------- --------



          *The Investment Adviser has voluntarily agreed to cap the Net Operating Expenses at 0.60% (on an annualized basis) of the Portfolio's average daily net assets. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended 12/31/00, the Investment Adviser waived fees in the amount of 0.04%. All operating expenses exceeding the voluntary waiver of fees will be paid by the Investment Advisor. Under an Administration Agreement effective May 29, 1998, between the Fund and Investors Capital Services, Inc. (the "Administrator"), the Administrator provides administrative services to the Portfolio, for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event the Portfolio operates below its expense ratio. This fee is capped at 0.02% of the Portfolio's average daily net assets. This waiver can be terminated at any time.


                              EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


--------------------- ------------------ ------------------ -------------------
       1 YEAR              3 YEARS            5 YEARS           10 YEARS
--------------------- ------------------ ------------------ -------------------
         $65                $205               $357               $798
--------------------- ------------------ ------------------ -------------------


                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS


The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B.Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."


                               INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser") serves as Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation currently managing over $33 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises 141 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $168 million. The Investment Adviser also serves as the sub-adviser to twenty-eight portfolios of thirteen other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue,
New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2000, at a rate of 0.40% of the Portfolio's average daily net assets.


                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $2.12 billion in multi-currency fixed-income portfolios for institutional clients. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC 3V 3RLS. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.


                               PORTFOLIO MANAGERS


FFTW uses a team approach for making the strategic and sector allocations within each of its model portfolios. For each Portfolio of the Fund, a specific portfolio manager is responsible for portfolio implementation and compliance with Portfolio-specific and FFTW-wide investment strategy. The portfolio manager determines the broad risk parameters under which a Portfolio operates, but relies on market specialist teams for the generation of ideas and specific investments in a Portfolio. The following groups and teams assist in the selection of specific investments, subject to the Portfolio's investment policies and restrictions: the Sovereign Bond Group, consisting of the U.S. Bloc, Europe Bloc and Japan Bloc teams, and the Sectors Group, consisting of the Corporate, Structured Product, High Yield and Emerging Markets teams.









STEPHEN CHANG, PORTFOLIO MANAGER. Mr. Chang joined FFTW in 1997 after 1 year with Morgan Stanley. There he was an Associate in the Corporate Treasury Department. His primary responsibilities included risk management, cash capital modeling and liquidity scenario analysis. Since 1999, he has been the market specialist analyzing the development of the peripheral markets in the US Bloc which are comprised of Canada, Australia, New Zealand, and Latin American countries in the emerging market sector. Mr. Chang holds a B.Sc in Computer Science from Cornell University(1995) and a M.Sc in Management Science from Stanford University (1996).



STEWART M. RUSSELL, MANAGING DIRECTOR. Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan, where he was responsible for proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds, and asset-backed securities. Prior to that position, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities. Mr. Russell holds a B.A. in government from Cornell University and an M.B.A. in finance from New York University.

                             SHAREHOLDER INFORMATION
                                    PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio, if shares are purchased directly from the Portfolio, is $100,000; such minimum may be waived at the discretion of FFTW or the distributor, First Fund Distributors, Inc. ("First Fund" or the "Distributor"). Subsequent investments or redemptions may be of any amount. Initial investments obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.



Purchases of shares may be made on any "Business Day," meaning any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                         WIRING INSTRUCTIONS

To:                 Investors Bank & Trust Company, Boston, Massachusetts

ABA Number:         011001438
Account Name:       First Fund Distributors, Inc. - Fund Purchase Account
Account Number:     933333333
Reference:          International Portfolio

                               TO PURCHASE SHARES

-------------------- ------------------------ --------------------------------------------- ----------------------------------------
WHEN NET ASSET       WHEN & HOW SHARES MAY    PROCEDURE FOR SAME DAY PURCHASES              RESULT OF LATE NOTIFICATION OR DELAY IN
VALUE (NAV) IS       BE PURCHASED                                                           RECEIPT OF FUNDS
DETERMINED
-------------------- ------------------------ --------------------------------------------- ----------------------------------------
All Business Days    -    Any Business        -    Purchasers must call Investors           -    The Portfolio must receive
                          Day                      Capital Services, Inc.  ("Investors           notice before  4:00 p.m. (wire may
                                                   Capital") at (800) 762-4848 or (212)          be received after 4:00 p.m. ET)
                     -    Submitted                332-5211 if within the City of New            for shares to be bought at that
                          orders must              York, or Investors Bank at(800)               day's price.
                          include a                247-0473 prior to 4:00 p.m. ET to
                          completed account        inform the Portfolio of the incoming     -    Shares will be bought at the
                          application.             wire transfer.                                next Business Day's price if wire
                                                                                                 is received after 4:00 p.m ET and
                     -    Federal funds       -    Purchasers must indicate which                no notice is given.
                          must be wired to         Portfolio is to be purchased.
                          First Fund's
                          "Fund Purchase      -    If Federal funds are received by
                          Account" at              the Portfolio that day, the order will
                          Investors Bank &         be effective that day. Price of shares
                          Trust Company            is based on the next calculation of
                          ("Investors              NAV after the order is placed.
                          Bank").
-------------------- ------------------------ --------------------------------------------- ----------------------------------------


                                   REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.


A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.


If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.



Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.


In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                                                       TO REDEEM SHARES

--------------------------------------------------------------------------------------------------------------------------------
1.  SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
    a.  The dollar or share amount to be redeemed;
    b.  The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
    c.  The name of the shareholder; and
    d.  The shareholder's account number
2.  SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 OR INVESTORS CAPITAL SERVICES AT (800) 762-4848 TO REQUEST A
    REDEMPTION.
3.  IN THE CASE OF FOREIGN EXCHANGES, THE PORTFOLIO'S NAV MAY CHANGE WHEN SHAREHOLDERS CANNOT BUY OR SELL SHARES.


--------------------------------------------------------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE                                              RESULT OF LATE NOTIFICATION OF REDEMPTION
--------------------------------------------------------------------------------------------------------------------------------
If notice is received by the Transfer Agent by 4:00 p.m.ET on any      If notice is  received by the Transfer Agent on a
Business Day, the redemption will be effective and payment will be     non-business day or after 4:00 p.m. ET time on a
made within seven calendar days, but generally two business days       Business Day, the redemption notice will be deemed
following receipt of such notice. Price of shares is based on the      received as of the next Business Day.
next calculation of the NAV after the order is placed.

--------------------------------------------------------------------------------------------------------------------------------

                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.











All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

                                    DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last business day of each month at the share's net asset value.
If the Portfolio realizes net short-term or long-term capital gains
(i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of the Portfolio will be declared as a dividend payable daily to shareholders of record as of the close of each Business Day. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                               TAX CONSIDERATIONS


The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.


FEDERAL INCOME TAXES
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or
2.   fail to make required certifications, or
3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.


Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.


The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


STATE AND LOCAL TAXES
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES


Shares of the Portfolio are distributed by First Fund Distributors, Inc. ("First Fund"), pursuant to a Distribution Agreement dated as of January 1, 2000 by and among the Fund, Investors Bank & Trust Company and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to its distribution.


                             INVESTMENT INFORMATION

                  PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
                              AND ASSOCIATED RISKS


Primary Investments
-    Asset-Backed Securities
-    Bank Obligations
-    Corporate Debt Instruments
-    Duration Management
-    Foreign Instruments
-    Mortgage-Backed Securities

Other Investments
-    Brady Bonds
-    Dollar Roll Transactions
-    Hedging
-    Illiquid Securities
-    Indexed Notes, Currency Exchange-Related Securities and Similar Securities
-    Inflation-Indexed Securities
-    Investment Companies
-    Loan Participations and Assignments
-    Multi-National Currency Unit Securities or More Than One Currency
     Denomination
-    Repurchase and Reverse Repurchase Securities
-    Stripped Instruments
-    TBA Transactions
-    Total Return Swaps
-    U.S. Government and Agency Securities
-    When Issued and Forward Commitment Securities
-    Zero Coupon Securities



ASSET-BACKED SECURITIES
Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:


a.   motor vehicle installment sale contracts,
b.   other installment sale contracts,
c.   leases of various types of real and personal property, and
d.   receivables from revolving credit (credit card) agreements.

          RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS
Bank obligations are bank-issued securities. These instruments include, but are not limited to:

a. Time Deposits,               e. Deposit Notes,                          i. Loan Participations,
b. Certificates of Deposit,     f. Eurodollar Time deposits,               j. Variable Amount Master Demand Notes,
c. Bankers' Acceptances,        g. Eurodollar Certificates of Deposit,     k. Yankee CDs, and
d. Bank Notes,                  h. Variable Rate Notes,                    l. Custodial Receipts

               RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS
Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

                  RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CORPORATE DEBT INSTRUMENTS
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

               RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

                  RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield,
b.  coupon interest payments,
c.  final maturity,
d.  call features, and
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

                  RISKS: Changes in weighted average duration of the Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS
A.  FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro and the European Currency Unit. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

B. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

                  RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

C.  EMERGING MARKETS SECURITIES
Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the Morgan Stanley Composite Index (MSCI) or by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Hong Kong, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

                  RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Emerging market countries may have:

        a.  Relatively unstable governments;                     d.  restrictions on foreign ownership;
        b.  present the risk of sudden adverse government        e.  prohibitions of repatriation of assets; or
               action;                                           f.  less protection of property rights than more
        c.  nationalization of businesses;                             developed countries

The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

HEDGING
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a.  engaging in swaps;                                     d.  purchasing and selling futures contracts; and
b.  purchasing and selling caps, floors and collars;       e.  purchasing and selling options.
c.  purchasing or selling forward exchange contracts;

All hedging instruments described below constitute commitments by the Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When the Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When the Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:

     1.   the securities,
     2.   the foreign currency subject to the futures, or
     3.   the forward currency contract.

The Portfolio will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.


The Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

A. SWAPS
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

B. CAPS, FLOORS AND COLLARS
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

C.  FORWARD FOREIGN EXCHANGE CONTRACTS
A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

D.  FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results.

E.  OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

                  RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on an U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.       securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.       securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.


The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. The Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


                    RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES These securities are notes, the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

                    RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which the Portfolio may invest.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten-year notes, which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom.


Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.


The process for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


                    RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (that would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity.

                    The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.



INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolio will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition, the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company or would not otherwise comply with any requirements under the Investment Company Act of 1940.

The Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

          RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.


LOAN PARTICIPATIONS AND ASSIGNMENTS
Fixed and floating rate loans ("Loans")are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.



         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.


MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.   Mortgage-pass through securities issued by

    a.  the Government National Mortgage Association (Ginnie Mae),
    b.  the Federal National Mortgage Association (Fannie Mae),
    c.  the Federal Home Loan Mortgage Corporation (Freddie Mac),
    d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,

2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and

3.   Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

          RISKS: The Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect the Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

          RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Under a repurchase agreement, a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

          RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.


STRIPPED INSTRUMENTS
Stripped instruments are bonds, reduced to two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments
(POs). Each component is then sold separately. Such instruments include:


a.  Municipal Bond Strips
b.  Treasury Strips
c.  Stripped Mortgage-Backed Securities

          RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

          RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

          RISKS: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/FEDERAL AGENCIES U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

a.  U.S. Treasury Department,
b.  Farmer's Home Administration,
c.  Federal Home Loan Mortgage Corporation,
d.  Federal National Mortgage Association,
e.  Student Loan Marketing Association, and
f.  Government National Mortgage Association.

          RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

          RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

                  RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                        SUPPLEMENTAL INVESTMENT POLICIES

The Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

                           FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.


This information for the years ended December 31, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the Annual Report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.

------------------------------------------------------------------------------------------------------------------------
                              INTERNATIONAL PORTFOLIO FINANCIAL HIGHLIGHTS
                              (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD       Year Ended   Year Ended   Year           Year          Period From
                                                    12/31/00     12/31/99     Ended           Ended        5/9/96* to
                                                                              12/31/98       12/31/97      12/31/96
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $8.70        $9.68        $9.50          $10.20        $10.00
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
 Investment income, net                              0.44         0.37**       0.48            0.50          0.38
Net realized and unrealized gain (loss) on
investments, and financial futures contracts and
foreign currency related transactions
                                                    (0.54)       (0.98)       1.21           (0.56)        0.28
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (0.10)       (0.61)       1.69           (0.06)        0.66
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

From investment income, net                          0.00(d)      0.37        0.45           0.14          0.38

In excess of investment income, net                  0.04         --          0.40           --            --

From net realized gain on investments, and
financial futures contracts and foreign
currency related transactions                        --           --          0.66           0.14          0.08

From paid in capital                                 0.38         --          --             0.36          --

------------------------------------------------------------------------------------------------------------------------
Total distributions                                  0.42         0.37        1.51           0.64          0.46
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.18        $8.70       $9.68          $9.50         $10.20
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        (0.98%)      (6.34%)      18.35%         (0.43%)       6.66 (c)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $121,377     $103,564     $81,705        $67,653       $35,746
Ratio of operating expenses to average
  net assets, exclusive of interest expense (a)
                                                    0.60%        0.60%        0.60%          0.60%         0.60% (b)
Ratio of operating expenses to average
  net assets, inclusive of interest expense (a)

Ratio of investment income, net to average net      0.60%        0.60%        0.60%          0.60%         0.60% (b)
assets (a)

Decrease in above expense ratios due to waiver of   5.18%        4.13%        4.56%          5.19%         5.73% (b)
investment advisory fees

Portfolio Turnover                                  0.04%        0.00%#       0.03%          0.10%         0.32% (b)

                                                    508%         569%         1,049%         809%          539%

------------------------------------------------------------------------------------------------------------------------



(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not Annualized.
(d)  Rounds to less than $0.01.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.
#    Rounds to less than 0.01%.

                              SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 2001. The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.


The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting Investor's Capital, 600 Fifth Avenue, New York, NY 10020, (800) 762-4848.


Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1012 or by electronic request at the following e-mail address: publicinfo@sec.gov.










DISTRIBUTED BY:
FIRST FUND DISTRIBUTORS, INC.

Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.

===============================================================================
                                  PROSPECTUS
                          LIMITED DURATION PORTFOLIO
===============================================================================







                                April 30, 2001






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                   CONTENTS



Risk/Return Summary                                                  3
Investment Objectives, Principal Investment Strategies
and Investments                                                      3
Principal Investment Risks                                           4
Risk/Return Bar Chart and Table                                      5
Fee Table                                                            6
Expense Table Example                                                6
Fund Management                                                      7
Shareholder Information                                              8
Investment Information                                              13
Portfolio Turnover                                                  25
Supplemental Investment Policies                                    25
Financial Highlights Table                                          25
Shareholder Inquiries                                               27

                              RISK/RETURN SUMMARY

The following is a summary of certain key information about the Limited Duration Portfolio (the "Portfolio"), including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the permitted investment strategies, permitted investments and their associated risks follows.


     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS


-------------------------------------------------------------------------------------------------------------------------------
                                                  LIMITED DURATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:           To maintain a level of total return as may be consistent with the preservation of capital.
------------------------------- -----------------------------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT            The  Portfolio  invests  primarily  in high  quality  (rating of AA by S&P, Aa by Moody's or a
STRATEGIES:                     comparable rating, or higher from a nationally  recognized  statistical  rating  organization)
                                debt  securities,  using  interest rate hedging as a stabilizing  technique.  The  performance objective of the Portfolio is to outperform an index which the Portfolio  Manager  believes is an appropriate  benchmark for the Portfolio.  The current index used by the Portfolio  Manager for the Portfolio is the Merrill Lynch 1-2.99 Year Treasury  Index.  (The Merrill Lynch 1-2.99
                                Year Treasury Index is an unmanaged index that tracks  short-term U.S.  government  securities with  maturities  between 1 and 2.99 years and represents the total rate of return of Treasury
                                Notes based on daily closing  prices.  The Index is not available for  investment and does not incur expenses.)
------------------------------- -----------------------------------------------------------------------------------------------
------------------------------- -------- ------------- -------------------- ------------------- -------------- ----------------
    MINIMUM QUALITY RATING:                                                                                        AVERAGE
                                                               S&P               Moody's                          PORTFOLIO
                                 S&P:      Moody's:       (Short Term):        (Short-Term)       Fitch's:        QUALITY:
                                 ----      --------       -------------        ------------       --------        ---------
                                 BBB-        Baa3              A-2                 P-2              BBB-           AA (Aa)

------------------------------- -------- ------------- -------------------- ------------------- -------------- ----------------
------------------------------- -----------------------------------------------------------------------------------------------
    DURATION:                   The  Portfolio's  average  U.S.  dollar-weighted  duration is shorter  than three  years.  The average  U.S.  dollar-weighted  duration  of the  Portfolio  will not differ  from the average duration of the Merrill Lynch 1-2.99  Treasury Index by more than one year. As of December 31,
                                2000, the duration of the Merrill Lynch 1-2.99 Treasury Index was 1.56 years.
------------------------------- -----------------------------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:        At least 65% of the  Portfolio's  total  assets must be  invested  in U.S.  dollar-denominated securities.  For temporary  defensive  purposes,  100% of the Portfolio's  total assets may be invested in U.S. Government securities,  cash or cash equivalent  securities.  These defensive strategies may prevent the Portfolio from  achieving its investment  objective.  The Portfolio is "non-diversified" under the 1940 Act.
------------------------------- -----------------------------------------------------------------------------------------------
------------------------------- -----------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:      -        Asset-Backed Securities
                                -        Bank Obligations
                                -        Corporate Debt Instruments
                                -        Mortgage-Backed Securities
                                -        U.S. Government and Agency Securities
------------------------------- -----------------------------------------------------------------------------------------------

                         PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money. The Portfolio is affected by changes in the economy, or in securities and other markets.


The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.



Changes to the index by which the Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors.



The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.



The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States and others are subject to varying degrees of risk.


Investments in the Portfolio are subject to certain of the following risks.


  BANKING                    Investing in bank  obligations  will expose the Portfolio to risks  associated  with the
  INDUSTRY RISK:             banking industry such as interest rate and credit risks.

  CORRELATION RISK:          Derivatives are financial  instruments whose value depends upon, or is derived from, the value  of  something  else,  such  as one or  more  underlying  securities,  indexes  or currencies.  The prices of a particular  derivative  instrument may not move in the same way as the  underlying  security  or,  in the  case  of a  hedging  transaction,  of the securities which are the subject of a hedge.

  CREDIT RISK:               The Portfolio may be exposed to the risk that a security's  issuer or a counterparty  to a contract will default or not be able to honor a financial obligation.

  FUTURES RISK:              The use of futures  exposes the Portfolio to the risk that the  Investment  Adviser will not be able to  anticipate  correctly  movements  in the  direction  of interest  rates, securities prices, and currency markets and the imperfect  correlation between the price of futures contracts and movements in the prices of the securities being hedged.


  HEDGING RISK:              Hedging is  commonly  used as a buffer  against a  perceived  investment  risk.  Hedging exposes  the  Portfolio  to the risk that the hedge  will lose  value  while the  hedged investment increases in value.

  INTEREST RATE RISK:        Investing in fixed-rate  debt  securities will expose the Portfolio to the risk that the value of the Portfolio's investments will decline if interest rates rise.

  LEVERAGE RISK:             The use of  derivatives  exposes the Portfolio to the risk of leverage  which may result in greater  fluctuations in the Portfolio's net asset value than would have occurred had the Portfolio invested in the underlying security.

  LIQUIDITY RISK:            Certain  securities  may be difficult or impossible  to sell at favorable  prices within the desired time frame.

  MARKET RISK:               The market  value of a security may increase or decrease  over time.  Such  fluctuations can cause a  security  to be worth  less than the price  originally  paid for it or less than it was worth at an earlier  time.  Market risk may affect a single  issuer,  entire industry or the market as a whole.


  NON-DIVERSIFICATION RISK:  A  non-diversified  Portfolio  may invest more of its assets in the  securities of fewer companies  than a  diversified  Portfolio.  This  vulnerability  to factors  affecting a single investment can result in greater Portfolio losses and volatility.

  PREPAYMENT RISK:           A  Portfolio  that  invests in  mortgage-backed  and other  asset-backed  securities  is exposed to the risk that such  securities  may repay  principal  either faster or slower than expected.



                         RISK/RETURN BAR CHART AND TABLE

The chart and table provided below give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average returns for 1 year, 5 years and since inception compare with a selected index. Past performance is not necessarily an indication of how a Portfolio will perform in the future.


                          LIMITED DURATION PORTFOLIO
                             ANNUAL TOTAL RETURN



Year             Return
-------------------------------------------------------------------------
12/31/94          0.29%
12/3/95          11.26%
12/31/96          5.29%
12/31/97          7.21%
12/31/98          6.79%
12/31/99          2.88%
12/31/00          8.52%



During the seven-year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.53% (quarter ending March 31, 1995) and the lowest quarterly return was -0.47% (quarter ending March 31,
1994).


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.


---------------------------------------------------- ------------------------ ----------------------- -----------------------
AVERAGE ANNUAL TOTAL RETURN
(FOR THE PERIODS ENDING                                                                                  SINCE INCEPTION
DECEMBER 31, 2000)                                         PAST 1 YEAR             PAST 5 YEARS             (7/26/93)
---------------------------------------------------- ------------------------ ----------------------- -----------------------
Limited Duration Portfolio                                    8.52%                   6.11%                   5.86%
---------------------------------------------------- ------------------------ ----------------------- -----------------------
Merrill Lynch 1-2.99 Year Treasury Index                      8.00%                   5.92%                   5.75%
---------------------------------------------------- ------------------------ ----------------------- -----------------------

                                   FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.


------------------------------------------------------------------------------------------------------ --------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                                                 NONE
------------------------------------------------------------------------------------------------------ --------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------ --------------
Management Fees                                                                                            0.35%
------------------------------------------------------------------------------------------------------ --------------
Distribution Fees (12b-1)                                                                                  None
------------------------------------------------------------------------------------------------------ --------------
Other Expenses                                                                                             0.19%
------------------------------------------------------------------------------------------------------ --------------
Total Annual Fund Operating Expenses*                                                                      0.54%
------------------------------------------------------------------------------------------------------ --------------



 * The Investment Adviser has voluntarily agreed to cap the Net Operating Expenses at 0.30% (on an annualized basis) of the Portfolio's average daily net assets. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended 12/31/00, the Investment Adviser waived fees in the amount of 0.24%. All operating expenses exceeding the voluntary waiver of fees will be paid by the Investment Advisor. Under an Administration Agreement effective May 29, 1998, between the Fund and Investors
    Capital Services, Inc. (the "Administrator"), the Administrator provides administrative services to the Portfolio for an administrative fee and an incentive fee. The incentive fee is paid in the event the Portfolio operates below its expense ratio. This incentive fee is capped at 0.02% of the Portfolio's average daily net assets. The waiver can be terminated at any time.


                             EXPENSE TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


-------------------------------- ----------------------------- ----------------------------- -----------------------------
            1 YEAR                         3 YEARS                       5 YEARS                       10 YEARS
-------------------------------- ----------------------------- ----------------------------- -----------------------------
              $55                            $173                          $302                          $677
-------------------------------- ----------------------------- ----------------------------- -----------------------------


                                FUND MANAGEMENT
                              BOARD OF DIRECTORS

The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio, which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."


                              INVESTMENT ADVISER

Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser") serves as

Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation currently managing approximately $33 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises
141 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $168 million. The Investment Adviser also serves as the sub-adviser to twenty-eight portfolios of thirteen other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2000, at a rate of 0.15% of the Portfolio's average daily net assets.


                              PORTFOLIO MANAGERS

FFTW uses a team approach for making the strategic and sector allocations within the Portfolio. For each Portfolio of the Fund, a specific portfolio manager is responsible for portfolio implementation and compliance with Portfolio-specific and FFTW-wide investment strategy. The portfolio manager determines the broad risk parameters under which the Portfolio operates, but relies on market specialist teams for the generation of ideas and specific investments in the Portfolio. The following groups and teams assist in the selection of specific investments, subject to the Portfolio's investment policies and restrictions: the Sovereign Bond Group, consisting of the U.S. Bloc, Europe Bloc and Japan Bloc teams, and the Sectors Group, consisting of the Corporate, Structured Products, High Yield and Emerging Markets teams.









JEFFREY HOLTMAN, PORTFOLIO MANAGER. Mr. Holtman joined FFTW in May 1996 after two years with J.P. Morgan as a credit risk analyst. Currently, he manages all domestic asset-backed securities and is also responsible for short-intermediate duration portfolios. Mr. Holtman received a B.S. in industrial management and economics from Carnegie Mellon University in 1994.


SCOTT C. SHEELER, PORTFOLIO MANAGER. Mr. Sheeler joined FFTW in 1996 after
2 years with the Bank of New York, where he worked as a senior portfolio analyst in the master trust/master custody department. There, his primary responsibilities included cash and trade management of portfolios as well as acting as a liaison with investment managers regarding portfolio management. Mr. Sheeler holds a B.S. in finance from Rochester Institute of Technology
(1994).



                            SHAREHOLDER INFORMATION

                                  PURCHASES

Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio, if shares are purchased directly from the Portfolio, is $100,000; such minimum may be waived at the discretion of FFTW or the distributor, First Fund Distributors, Inc. ("First Fund" or the "Distributor"). Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent, may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.


Purchases of shares may be made on any "Business Day," meaning, any Monday through Friday that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                              WIRING INSTRUCTIONS:


To:                            Investors Bank & Trust Company, Boston,
                               Massachusetts
ABA Number:                    011001438
Account Name:                  First Fund Distributors, Inc.
                               - Fund Purchase Account
Account Number:                933333333
Reference:                     Limited Duration Portfolio

                              TO PURCHASE SHARES


----------------------------- --------------------------- ------------------------------- --------------------------------
WHEN NET ASSET VALUE (NAV)    WHEN & HOW SHARES MAY BE    PROCEDURE FOR SAME DAY          RESULT OF LATE NOTIFICATION OR
IS DETERMINED                 PURCHASED                   PURCHASES                       DELAY IN RECEIPT OF FUNDS
----------------------------- --------------------------- ------------------------------- --------------------------------
-    All Business Days        -    Any Business Day       -    Purchasers must call       -    The Portfolio must
                                                               Investors Capital               receive notice before
                              -    Submitted orders            Services Inc.,                  4:00 p.m. (wire may be
                                   must include a              ("Investors Capital") at        received after 4:00 p.m.
                                   completed account           (800) 762-4848, or (212)        ET) for shares to be
                                   application.                335-5211 if within the          bought at that day's
                                                               City of New York, or            price.
                              -    Federal funds               Investors Bank at (800)
                                   must be wired to            247-0473 prior to 4:00     -    Shares will be bought
                                   First Fund's "Fund          p.m. ET to inform the           at the next Business
                                   Purchase Account" at        Portfolio of the                Day's price if wire is
                                   Investors Bank &            incoming wire transfer.         received after 4:00 p.m.
                                   Trust Company                                               ET and no notice is given.
                                   ("Investors Bank").    -    Purchasers must
                                                               indicate which Portfolio
                                                               is to be purchased.

                                                          -    If Federal funds are
                                                               received by the
                                                               Portfolio that day, the
                                                               order will be effective
                                                               that day.  Price of
                                                               shares is based on the
                                                               next calculation of NAV
                                                               after the order is
                                                               placed.
----------------------------- --------------------------- ------------------------------- --------------------------------


                                  REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares, however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.



A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.



If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.



Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.


In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should its account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                               TO REDEEM SHARES


--------------------------------------------------------------------------------------------------------------------------------
1.       SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
         a.     The dollar or share amount to be redeemed;
         b.     The  account  to which  the  redemption  proceeds  should be wired  (this  account  will  have been  previously designated by the shareholder on the Account Application Form);
         c.     The name of the shareholder; and
         d.     The shareholder's account number
2.       SHAREHOLDERS  SHOULD CALL THE TRANSFER  AGENT AT (800)  247-0473 OR INVESTORS  CAPITAL  SERVICES AT (800)  762-4848 TO
         REQUEST A REDEMPTION.
IN THE CASE OF FOREIGN EXCHANGES, THE PORTFOLIO'S NAV MAY CHANGE WHEN SHAREHOLDERS CANNOT BUY OR SELL SHARES.
--------------------------------------------------------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE                                         RESULT OF LATE NOTIFICATION OF REDEMPTION
----------------------------------------------------------------- --------------------------------------------------------------
If notice is received by the  Transfer  Agent by 4:00 p.m. ET on  If  notice  is   received   by  the   Transfer   Agent  on  a
any Business Day, the  redemption  will be effective and payment  non-business  day or after 4:00 p.m.  ET on a  Business  Day, will be made within  seven  calendar  days,  but  generally  two  the redemption  notice will be deemed received as of the next business days following receipt of such notice.  Price of shares  Business Day.
is based on the next  calculation  of the NAV after the order is placed.
----------------------------------------------------------------- --------------------------------------------------------------

                          PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.





All Portfolio investments are valued daily at their market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.


                           DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. If the Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of the Portfolio will be declared as dividends payable daily to the respective shareholders of record as of the close of each Business Day. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all federal tax regulations.

                          VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                         TAX CONSIDERATIONS


The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.


FEDERAL INCOME TAXES
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions.
Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Portfolio shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or
2.  fail to make required certifications, or

3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.


Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.


The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred plans receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


STATE AND LOCAL TAXES
The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                      DISTRIBUTION OF PORTFOLIO SHARES


Shares of the Portfolio are distributed by First Fund pursuant to a Distribution Agreement dated as of January 1, 2000 by and among the Fund, Investors Bank & Trust Company and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to distribution.


                          INVESTMENT INFORMATION

               PERMITTED INVESTMENT STRATEGIES, INVESTMENTS
                          AND ASSOCIATED RISKS

Principal Investment Strategies
-        Asset-Backed Securities
-        Bank Obligations
-        Corporate Debt Instruments
-        Duration Management
-        Hedging
-        Mortgage-Backed Securities
-        U.S. Government and Agency Securities

Other Investments
-        Dollar Roll Transactions
         Foreign Instruments
-        Illiquid Securities
-        Inflation-Indexed Securities
-        Investment Companies
-        Loan Participations and Assignments
         Repurchase and Reverse Repurchase Agreements
-        Stripped Instruments
-        TBA Transactions
         Total Return Swaps
         When Issued and Forward Commitment Securities
-        Zero Coupon Securities


ASSET-BACKED SECURITIES
Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:

a.  motor vehicle installment sale contracts,
b.  other installment sale contracts,
c.  leases of various types of real and personal property, and
d.  receivables from revolving credit (credit card) agreements.

        RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS

Bank obligations are bank issued securities. These instruments include, but are not limited to:

a.   Time Deposits,                        e. Deposit Notes,                       h. Variable Rate Notes,
b.   Certificates of Deposit,              f. Eurodollar Time deposits,            i. Loan Participations,
c.   Bankers' Acceptances,                 g. Eurodollar Certificates of Deposit,  j. Variable Amount Master Demand Notes,
d.   Bank Notes,                                                                   k. Yankee CDs, and
                                                                                   l. Custodial Receipts


        RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.





CORPORATE DEBT INSTRUMENTS
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standards. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

        RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

        RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT
Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield,
b.  coupon interest payments,
c.  final maturity,
d.  call features, and
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

        RISKS: Changes in weighted average duration of the Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS
A.   FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser will adjust exposure of the Portfolio to different currencies based on its perception of the most favorable markets and issuers. In allocating assets among multiple markets for the Portfolio, the Investment Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. It is further anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political, and economic factors.

B. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

        Risks: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

HEDGING
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a. engaging in swaps;                     d. purchasing and selling futures
b. purchasing and selling caps,              contracts; and
   floors and collars;                    e. purchasing and selling options.
c. purchasing or selling forward
   exchange contracts;

All hedging instruments described below constitute commitments by the Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When the Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When the Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:

   1.  the securities,
   2.  the foreign currency subject to the futures, or
   3.  the forward currency contract.

The Portfolio will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

The Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

A.  SWAPS
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

B.  CAPS, FLOORS AND COLLARS
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

C.  FORWARD FOREIGN EXCHANGE CONTRACTS
A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

D.  FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Investors should note that the Enhanced Equity Market Portfolio may, unlike the other Fund Portfolio, invest more than 5% of its total net assets in futures contracts and will utilize futures contracts for purposes other than bona fide hedging.

E.  OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell (put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

        Risks: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.    securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.    securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.


The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. The Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


        Risks: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten year notes, which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom.


Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.


The process for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


         RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (that would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is limited trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.




INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolio will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition, the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company or would not otherwise comply with any requirements under the Investment Company Act of 1940.

The Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

         RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.


LOAN PARTICIPATIONS AND ASSIGNMENTS



Fixed and floating rate loans ("Loans")are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.



         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation.
         As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.


MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.    Mortgage-pass through securities issued by
      a.  the Government National Mortgage Association (Ginnie Mae),
      b.  the Federal National Mortgage Association (Fannie Mae),
      c.  the Federal Home Loan Mortgage Corporation (Freddie Mac),
      d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and
3.    Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life -the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

         RISKS: The Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect the Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.







REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Under a repurchase agreement, a bank or securities firm (a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio at a later date for an agreed upon price. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

The Fund will maintain a segregated custodial account for the Portfolio's reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

         RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

STRIPPED INSTRUMENTS

Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.   Municipal Bond Strips
b.   Treasury Strips
c.   Stripped Mortgage-Backed Securities

         RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

         RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

         RISKS: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/ FEDERAL AGENCIES
U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

     a.    U.S. Treasury Department,
     b.    Farmer's Home Administration,
     c.    Federal Home Loan Mortgage Corporation,
     d.    Federal National Mortgage Association,
     e.    Student Loan Marketing Association, and
     f.    Government National Mortgage Association.

         RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.




WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

         RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

         RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.

                         PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High Portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                      SUPPLEMENTAL INVESTMENT POLICIES

The Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if those net assets are being used for bona fide hedging purposes.

                       FINANCIAL HIGHLIGHTS TABLE

The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.


This information for the years ended December 31, 2000 and 1999 has been audited by KPMG LLP. You will find the auditor's report and the FFTW Funds, Inc., financial statements in the annual report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.

-----------------------------------------------------------------------------------------------------------------------------------
                                        LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS
                                         (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
-----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD          Year         Year             Year             Year            Year
                                                       Ended        Ended            Ended            Ended           Ended
                                                      12/31/00     12/31/99         12/31/98         12/31/97        12/31/96
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
PER SHARE DATA
Net asset value, beginning of period                    $9.66         $9.93           $9.93            $9.93           $10.00
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
 Investment income, net                                  0.61          0.55*           0.55             0.62             0.55
Net realized and unrealized gain (loss) on
 investments and financial futures contracts             0.19         (0.27)           0.11             0.08            (0.04)
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
Total from investment operations                         0.80          0.28            0.66             0.70             0.51
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
LESS DISTRIBUTIONS
From investment income, net                              0.61          0.55            0.55             0.62             0.55
In excess of investment income, net                       --            --             0.00**            --              0.00**
From net realized gain on
 investments and financial futures contracts              --            --             0.11             0.08             0.03
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
Total distributions                                      0.61          0.55            0.66             0.70             0.58
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
Net asset value, end of period                          $9.85         $9.66           $9.93            $9.93            $9.93
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------
TOTAL RETURN                                             8.52%         2.88%           6.79%            7.21%            5.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                     $97,484      $100,105         $89,521          $40,029          $42,100
Ratio of operating expenses to average
 net assets, exclusive of interest
 expense (a)                                             0.30%         0.30%           0.30%            0.30%            0.31%

Ratio of operating expenses to average
 net assets, inclusive of interest
 expense (a)                                             0.30%         0.30%           0.30%            0.60%            0.49%

Ratio of investment income, net to average net
 assets (a)                                              6.25%         5.60%           5.48%            6.10%            5.79%

Decrease in above expense ratios due to waiver
  of investment advisory fees and reimbursement
  of other expenses                                      0.24%         0.24%           0.22%            0.31%            0.15%
Portfolio Turnover                                        327%          823%          1,059%           1,292%           1,387%
--------------------------------------------------- ------------ -------------- ----------------- --------------- -----------------

(a) Net of waivers and reimbursements.
*  Calculation done based on average shares outstanding.
** Rounds to less than $0.01.

                        SHAREHOLDER INQUIRIES

This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 2001. The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

The Portfolio's SAI, Annual and Semi-Annual reports are available, without charge, upon request by contacting Investors Capital, 600 Fifth Avenue, New York, NY 10020, (800) 762-4848.

Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.









DISTRIBUTED BY:
FIRST FUND DISTRIBUTORS, INC.





Fund's Investment Company Act filing number: 811-5796

                               FFTW FUNDS, INC.



================================================================================
                                PROSPECTUS
                          WORLDWIDE CORE PORTFOLIO
================================================================================





                                APRIL 30, 2001


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THE PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                        CONTENTS

Risk/Return Summary............................................................3
Investment Objectives, Principal Investment Strategies
   And Investments.............................................................3
Principal Investment Risks.....................................................4
Risk Return Bar Chart and Table................................................5
Fee Table......................................................................7
Expense Table Example..........................................................7
Fund Management................................................................7
Shareholder Information........................................................9
Investment Information........................................................14
Portfolio Turnover............................................................28
Supplemental Investment Policies..............................................28
Financial Highlights Table....................................................29
Shareholder Inquiries.........................................................30

                               RISK/RETURN SUMMARY


The following is a summary of certain key information about the Worldwide Core Portfolio (the "Portfolio"), including its investment objective, principal investment strategies and principal investment risks. A more detailed description of the permitted investment strategies, investments and their associated risks follows.


     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENTS


-------------------------------------------------------------------------------------------------------------------------------
                                       WORLDWIDE CORE PORTFOLIO
                            (formerly known as Worldwide-Hedged Portfolio)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                To attain a high level of total return as may be consistent with the preservation of capital.
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:     The Portfolio invests primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) debt securities from worldwide bond markets, denominated in both U.S.
                                     dollars and foreign currencies and actively utilizes currency hedging techniques. The performance objective of the Portfolio is to outperform an index which the Portfolio
                                     Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Global Aggregate Index
                                     (Hedged). (The Lehman Brothers Global Aggregate Index provides a broad-based measure of the international investment-grade bond market, combining the U.S. Aggregate Index with the dollar denominated versions of the Pan-European Index and the Japanese, Canadian,
                                     Australian and New Zealand components of the Global Treasury Index. The Index is not available for investment and does not incur expenses.)
-------------------------------------------------------------------------------------------------------------------------------
MINIMUM QUALITY RATING:                                                                                             AVERAGE
                                                                    S&P             Moody's                        PORTFOLIO
                                       S&P:      Moody's:      (Short-Term):     (Short-Term):      Fitch's:        QUALITY:
                                       ----      --------      -------------     -------------      --------       ---------
                                       BBB-        Baa3             A-2               P-2             BBB-          AA (Aa)
-------------------------------------------------------------------------------------------------------------------------------
DURATION:                            The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the Lehman Brothers Global Aggregate Index (Hedged) by more than one year. As of December 31, 2000, the duration of the Lehman Brothers Global Aggregate Index
                                     (Hedged) was 4.95 years.
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT POLICIES:                 At least 65% of the Portfolio's total assets must be invested in high quality debt securities from worldwide bond markets, denominated in both U.S. dollars and foreign currencies. The Portfolio will maintain investments in debt securities of issuers from at least three different countries including the U.S. At least 35% of the Portfolio's total assets will be invested in debt securities from jurisdictions outside the U.S. As a fundamental policy, to the extent feasible, the Portfolio will actively utilize currency hedging techniques to hedge at least 65% of its total assets. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S.
                                     Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is
                                     "non-diversified" under the 1940 Act.
-------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS:               -        Asset-Backed Securities
                                     -        Bank Obligations
                                     -        Corporate Debt Instruments
                                     -        Foreign Instruments
                                     -        Mortgage-Backed Securities
                                     -        U.S. Government and Agency Securities
-------------------------------------------------------------------------------------------------------------------------------

                           PRINCIPAL INVESTMENT RISKS



"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the economy, or in securities and other markets.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.



Changes to the index by which the Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors.



The high portfolio turnover of the Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.


The Portfolio may invest in securities issued by the U.S. Government, its agencies or sponsored entities. Some of these securities are backed by the full faith and credit of the United States and others are subject to varying degrees of risk.

Investments in the Portfolio are subject to certain of the following risks:

  BANKING INDUSTRY     Investing in bank obligations will expose the Portfolio
  RISK:                to risks associated with the banking industry such as
                       interest rate and credit risks.

  CORRELATION          Derivatives are financial instruments whose value depends
  RISK:                upon, or is derived from, the value of something else,
                       such as one or more underlying securities, indexes or currencies. The prices of a particular derivative instrument may not move in the same way as the underlying security or, in the case of a hedging transaction, of the securities which are the subject of a hedge.

  CREDIT RISK:         The Portfolio may be exposed to the risk that a
                       security's issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

  CURRENCY             Fluctuations in exchange rates between the U.S. dollar
  RISK:                and foreign currencies may negatively affect an
                       investment. When synthetic and cross-hedges are used, the net exposure of the Portfolio to any one currency may be different from that of its total assets denominated in such currency.

  FOREIGN              Investing in foreign securities will expose the
  RISK:                Portfolio to risks such as political and economic
                       instability, currency devaluation and high inflation rates, which may result in Portfolio losses and volatility.

  FUTURES              The use of futures exposes the Portfolio to the
  RISK:                risk that the Investment Adviser will not be able to
                       anticipate correctly movements in the direction of interest rates, securities prices, and currency markets and the imperfect correlation between the price of futures contracts and movements in the prices of the securities.

  HEDGING              Hedging exposes the Portfolio to the risk that the hedge
  RISK:                will lose value while the hedged investment increases in
                       value.

  INTEREST             Investing in fixed-rate debt securities will expose the
  RATE RISK:           Portfolio to the risk that the value of the Portfolio's
                       investments will decline if interest rates rise.

  LEVERAGE             The use of derivatives exposes the Portfolio to the risk
  RISK:                of leverage which may result in greater fluctuations in
                       the Portfolio's net asset value than would have occurred had the Portfolio invested in the underlying security.

  LIQUIDITY            Certain securities may be difficult or impossible to sell
  RISK:                at favorable prices within the desired time frame.

  MARKET RISK:         The market value of a security may increase or decrease
                       over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

  NON-                 A non-diversified Portfolio may invest more of its assets
  DIVERSIFICATION      in the securities of fewer companies than a diversified
  RISK:                Portfolio. This vulnerability to factors affecting a
                       single investment can result in greater Portfolio losses and volatility.

  PREPAYMENT           A portfolio that invests in mortgage-backed and other
  RISK:                asset backed securities is exposed to the risk that such
                       securities may repay the principal either faster or slower than expected.



                         RISK/RETURN BAR CHART AND TABLE

The following chart and table give some indication of the risks of investing in the Portfolio. The chart and table illustrate the changes in the Portfolio's yearly performance and show how the Portfolio's average annual total returns for 1 year, 5 years and since inception compare with a selected index. Past performance is not necessarily an indication of how the Portfolio will perform in the future.


                           WORLDWIDE CORE PORTFOLIO
                               ANNUAL TOTAL RETURN

1993      1994     1995      1996      1997      1998      1999      2000
12.89%    7.84%    11.00%    10.03%    12.60%    11.53%    -0.19%    10.79%




During the eight-year period shown in the Worldwide Core Portfolio's bar chart, the highest quarterly return was 10.46% (quarter ending September 30, 1994) and the lowest quarterly return was -3.98% (quarter ending March 31,
1994).


PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE.


------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURN                                             SINCE INCEPTION
     (FOR THE PERIODS ENDING            PAST 1 YEAR      PAST 5 YEARS        (5/19/92)
       DECEMBER 31, 2000)
------------------------------------------------------------------------------------------
    Worldwide Core Portfolio              10.79%            8.44%              9.48%
------------------------------------------------------------------------------------------
    Lehman Brothers Global                10.32%            7.66%              8.07%
    Aggregate Index (Hedged)
------------------------------------------------------------------------------------------
    J.P. Morgan Global Government Bond
    Index (Hedged)/IBC Money Fund
    Combined Index**                      11.02%            8.46%              8.33%
------------------------------------------------------------------------------------------










** The Portfolio's performance is compared to a constructed benchmark. For the periods 5/19/92 through 7/31/94 and 7/1/95 through 12/31/99 the Performance of the J.P. Morgan Global Government Bond Index (Hedged) was used as the Portfolio's benchmark. However, from 8/1/94 through 6/30/95, the Portfolio was investing pursuant to a temporary defensive investment strategy due to the Portfolio's relatively small size. During this period, performance or the Portfolio was compared to the IBC Money Fund Report Averages-TM- all taxable.

FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

-------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)           NONE
===============================================================================
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED
FROM FUND ASSETS)(1)
-------------------------------------------------------------------------------
Management Fees                                                      0.40%
-------------------------------------------------------------------------------
Distribution Fees (12b-1)                                            None
-------------------------------------------------------------------------------
Other Expenses                                                       0.19%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                 0.59%
-------------------------------------------------------------------------------


 1. The Investment Adviser has voluntarily agreed to cap the Portfolio's Net Operating Expenses at 0.45% (on an annualized basis) of the Portfolio's average daily net assets. All operating expenses exceeding caps will be paid by the Investment Adviser. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended 12/31/00, the Investment Adviser and Administrator waived fees in the amount of 0.14%. Under an Administration Agreement effective May 29, 1998 between the Portfolio and Investors Capital Services, Inc. (the "Administrator"), the Administrator provides administrative services to the Portfolio for an Administrative fee and an incentive fee. The incentive fee is paid in the event the Portfolio operates below its expense ratio. This fee is capped at 0.02% of the Portfolio's average daily net assets. Such waivers can be terminated at any time.


                              EXPENSE TABLE EXAMPLE

The table is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------
    1 YEAR          3 YEARS         5 YEARS         10 YEARS
------------------------------------------------------------
      $60             $189            $329            $738
------------------------------------------------------------

                                 FUND MANAGEMENT

                               BOARD OF DIRECTORS


The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolio which is a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."


                               INVESTMENT ADVISER


Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser") serves as

Investment Adviser to the Portfolio. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation, that, with its affiliated companies, currently manages approximately $33 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises 141 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment
Adviser is in excess of $168 million. The Investment Adviser also serves as the sub-adviser to twenty-eight portfolios of thirteen other open-end management investment companies. The Investment Adviser's offices are located at 200
Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly owned by Charter Atlantic Corporation, a New York corporation. The Portfolio paid the Investment Adviser for its services in the twelve months ended December 31, 2000, at a rate of 0.26% of the Portfolio's average daily net assets.


                             INVESTMENT SUB-ADVISER


Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, is the foreign Sub-Adviser to the Portfolio. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $2.12 billion in multi-currency fixed-income portfolios for institutional clients. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's annual fee is equal to the advisory fee for the Portfolio. The Sub-Adviser's offices are located at 2 Royal Exchange, London,
EC 3V 3LS. The Investment Sub-Adviser is directly or indirectly wholly owned by Charter Atlantic Corporation, a New York corporation.


                               PORTFOLIO MANAGERS

FFTW uses a team approach for making the strategic and sector allocations within each of its model portfolios. For each Portfolio of the Fund, a specific portfolio manager is responsible for portfolio implementation and compliance with Portfolio-specific and FFTW-wide investment strategy. The portfolio manager determines the broad risk parameters under which a Portfolio operates, but relies on market specialist teams for the generation of ideas and specific investments in a Portfolio. The following groups and teams assist in the selection of specific investments, subject to each Portfolio's investment policies and restrictions: the Sovereign Bond Group, consisting of the U.S. Bloc, Europe Bloc and Japan Bloc teams, and the Sectors Group, consisting of the Corporate, Structured Product, High Yield and Emerging Markets teams.







STEPHEN CHANG, PORTFOLIO MANAGER. Mr. Chang joined FFTW in 1997 after 1 year with Morgan Stanley. There he was an Associate in the Corporate Treasury Department. His primary responsibilities included risk management, cash capital modeling and liquidity scenario analysis. Since 1999, he has been the market specialist analyzing the development of the peripheral markets in the US Bloc which are comprised of Canada, Australia, New Zealand, and Latin American countries in the emerging market sector. Mr. Chang holds a B.Sc in Computer Science from Cornell University (1995) and a M.Sc in Management Science from Stanford University (1996).


STEWART M. RUSSELL, MANAGING DIRECTOR. Mr. Russell joined FFTW in 1992 from the short-term proprietary trading desk in the global markets area of J.P. Morgan, where he was responsible for proprietary positioning of U.S. and non-U.S. government obligations, corporate bonds, and asset-backed securities. Prior to that position, Mr. Russell managed J.P. Morgan's short-term interest rate risk group, coordinating a $10 billion book of assets and liabilities. Mr. Russell holds a B.A. in government from Cornell University and an M.B.A. in finance from New York University.




SHAREHOLDER INFORMATION

                                    PURCHASES


Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio, if shares are purchased directly from the Fund, is $100,000; such minimum may be waived at the discretion of FFTW or First Fund Distributors, Inc. ("First Fund" or the Distributor). Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolio. Shares purchased will begin accruing dividends on the day Federal funds are received.


Purchases of shares may be made on any "Business Day," meaning any Monday through Friday, that the New York Stock Exchange is open. At the present time, the New York Stock Exchange is closed on New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                               WIRING INSTRUCTIONS

To:                     Investors Bank & Trust Company, Boston, Massachusetts
ABA Number:             011001438
Account Name:           First Fund Distributors, Inc. - Fund Purchase Account
Account Number:         933333333
Reference:              Worldwide Core Portfolio


                                               TO PURCHASE SHARES


------------------------------------------------------------------------------------------------------------------------------------
WHEN NET ASSET VALUE       WHEN & HOW SHARES      PROCEDURE FOR SAME DAY PURCHASES              RESULT OF LATE NOTIFICATION OR
(NAV) IS DETERMINED        MAY BE PURCHASED                                                     DELAY IN RECEIPT OF FUNDS
------------------------------------------------------------------------------------------------------------------------------------
All Business Days          -    Any Business      -    Purchasers must call Investors           -    The Portfolio must receive
                                Day                    Capital Services, Inc.  ("Investors           notice before 4:00 p.m. (wire
                                                       Capital") at (800) 762-4848 or (212)          may be received after 4:00 p.m.
                           -    Submitted              332-5211 if within the City of New            ET) for shares to be bought at
                                orders must            York, or Investors Bank at (800)              that day's price.
                                include a              247-0473 prior to 4:00 p.m. ET to
                                completed              inform the Portfolio of the incoming     -    Shares will be bought at the
                                account                wire transfer.                                next Business Day's price if
                                application.                                                         wire is received after 4:00
                                                  -    Purchasers must indicate which                p.m. ET and no notice is given.
                           -    Federal                Portfolio is to be purchased.
                                funds must be
                                wired to First    -    If Federal funds are received by
                                Fund's "Fund           the Portfolio that day, the order will
                                Purchase               be effective that day. Price of shares
                                Account" at            is based on the next calculation of
                                Investors Bank         NAV after the order is placed.
                                & Trust Company
                                ("Investors
                                Bank").
------------------------------------------------------------------------------------------------------------------------------------

                                   REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the next net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.




Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Portfolio may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.


A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.


If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.


Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.

In an attempt to reduce expenses, the Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed should the account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                                TO REDEEM SHARES

--------------------------------------------------------------------------------
1.     SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
       a.     The dollar or share amount to be redeemed;
       b.     The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
       c.     The name of the shareholder; and
       d.     The shareholder's account number
2.     SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 OR
       INVESTORS CAPITAL SERVICES AT (800) 762-4848 TO REQUEST A REDEMPTION.
3.     IN THE CASE OF FOREIGN EXCHANGES, THE PORTFOLIO'S NAV MAY CHANGE WHEN
       SHAREHOLDERS CANNOT BUY OR SELL SHARES.
--------------------------------------------------------------------------------
WHEN REDEMPTION EFFECTIVE              RESULT OF LATE NOTIFICATION OF REDEMPTION
--------------------------------------------------------------------------------
If notice is received by the           If notice is received by the Transfer
Transfer Agent by 4:00 p.m. ET on      Agent on a non-business day or after
any Business Day, the redemption       4:00 p.m. ET, the redemption notice will
will be effective and payment          be deemed received as of the next
will be made within seven calendar     Business Day.
days, but generally two business
days following receipt of such
notice. Price of shares is based
on the next calculation of the NAV
after the order is placed.
--------------------------------------------------------------------------------

                           PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value of the Portfolio is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.


All Portfolio investments are valued daily at their market value, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

                                    DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first business day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. If the Portfolio realizes net short-term or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of the Portfolio will be declared as a dividend payable daily to shareholders of record as of the close of each Business Day. Additionally, the Portfolio, at its discretion, may declare special dividends or distributions to comply with all Federal tax regulations.



                                  VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting the Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes of a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of the Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.


                               TAX CONSIDERATIONS


The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in the Portfolio. For additional information regarding tax issues pertaining to the Portfolio, see "Supplemental Tax Considerations" in the Statement of Additional Information.


FEDERAL INCOME TAXES

The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.


A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Portfolio shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, the Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:

1. fail to provide the Portfolio with a correct taxpayer identification number, or
2.  fail to make required certifications, or

3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.


Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.


The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, tax-deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.


STATE AND LOCAL TAXES

The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.



                           DISTRIBUTION OF FUND SHARES


Shares of the Portfolio are distributed by First Fund, pursuant to a Distribution Agreement dated as of January 1, 2000 by and among the Fund, Investors Bank & Trust Company and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement.Investors Bank & Trust Company pays the distribution fee and FFTW pays all other fees and expenses related to distribution.


                             INVESTMENT INFORMATION

        PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS

Principal Investments
-  Asset-Backed Securities

-  Bank Obligations
-  Corporate Debt Instruments


-  Duration Management

-  Foreign Instruments

-  Hedging


-  Mortgage-Backed Securities

-  U.S. Government and Agency Securities

Other Investments and Investment Strategies



-  Brady Bonds




-  Dollar Roll Transactions



-  Illiquid Securities
-  Indexed Notes, Currency Exchange-Related Securities and Similar Securities
-  Inflation-Indexed Securities
-  Investment Companies

-  Loan Participations and Assignments

-  Multi-National Currency Unit Securities or More Than One Currency
   Denomination
-  Repurchase and Reverse Repurchase Agreements
-  Short Sales Transactions
-  Stripped Instruments
-  TBA Transactions
-  Total Return Swaps
-  When Issued and Forward Commitment Securities
-  Zero Coupon Securities

ASSET-BACKED SECURITIES


Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities and include assets such as:

a.  motor vehicle installment sale contracts,
b.  other installment sale contracts,
c.  leases of various types of real and personal property, and
d.  receivables from revolving credit (credit card) agreements.

                  RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.


BANK OBLIGATIONS

Bank obligations are bank-issued securities. These instruments include, but are not limited to:

  a.  Time Deposits,    e.  Deposit Notes,         h.  Variable Rate
                                                       Notes,
  b.  Certificates of   f.  Eurodollar Time        i.  Loan
      Deposit,              deposits,                  Participations,
  c.  Bankers'          g.  Eurodollar             j.  Variable Amount Master
      Acceptances           Certificates of            Demand Notes,
  d.  Bank Notes,           Deposit,               k.  Yankee CDs, and
                                                   l.  Custodial Receipts


           RISKS: Investing in bank obligations exposes the Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS


Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, Brady Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.


The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

           RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CORPORATE DEBT INSTRUMENTS

Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers (including medium-term and variable rate notes) must meet the Portfolio's credit quality standard. The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

           RISKS: Investing in corporate debt securities subjects the Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS

Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

           RISKS: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT

Duration measures a bond's price volatility, incorporating the following factors:

a.  the bond's yield,
b.  coupon interest payments,
c.  final maturity,
d.  call features, and
e.  prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

           RISKS: Changes in weighted average duration of the Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS

a.   FOREIGN SECURITIES

Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of the Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The Portfolio will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro and the European Currency Unit. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b.   FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES

These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

           RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. The Portfolio may invest portions of its assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations, etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

c.   EMERGING MARKETS SECURITIES

Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the Morgan Stanley Capital Index (MSCI) or by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

           RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Emerging market countries may have:


     ---------------------------------------------------------------------------
     a.  Relatively unstable governments;   d.  restrictions on foreign
         governments;                           ownership;
     ---------------------------------------------------------------------------
     b.  present the risk of sudden         e.  prohibitions of repatriation
         adverse government action;             of assets; or
     ---------------------------------------------------------------------------
     c.  nationalization of businesses;     f.  less protection of property
                                                rights than more developed
                                                countries
     ---------------------------------------------------------------------------

     The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


HEDGING

Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:

a.  engaging in swaps;                   d.  purchasing and selling futures
                                             contracts; and
b.  purchasing and selling caps,         e.  purchasing and selling options.
    floors and collars;
c.  purchasing or selling forward
    exchange contracts;

All hedging instruments described below constitute commitments by the Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When the Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When the Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:


1.  the securities,
2.  the foreign currency subject to the futures,
3.  the forward currency contract, or
4. will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.


Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

The Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

a.  SWAPS

Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b.  CAPS, FLOORS AND COLLARS

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c.  FORWARD FOREIGN EXCHANGE CONTRACTS

A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by the Portfolio. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d.  FUTURES CONTRACTS

A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results.

e.  OPTIONS CONTRACTS

An option is a contractual right, but not an obligation, to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

           RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on an U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related

           Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

ILLIQUID SECURITIES

Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities. These include:

1.  securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3.  securities not having readily available market quotations.

Although the Portfolio is allowed to invest up to 15% of the value of its net assets in illiquid assets, it is not expected that the Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.


The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended, (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


           RISKS: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.


INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES

These securities are notes; the principal amount of which and/or the rate of interest payable are determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

           RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which the Portfolio may invest.

INFLATION-INDEXED SECURITIES

Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten-year notes, which are issued quarterly.

Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom.


Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.


The process for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


           RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio also may invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
           In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment (that would generally be distributed by the Portfolio as part of the taxable dividends), even though the principal amount is not paid until maturity.

           The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.



INVESTMENT COMPANIES

An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The Portfolio will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition the acquiring company and any company controlled by it would own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company or would not otherwise comply with any requirements under the Investment Company Act of 1940.

The Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

           RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.



LOAN PARTICIPATIONS AND ASSIGNMENTS


Fixed and floating rate loans ("Loans") are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.



         RISKS: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.  Mortgage-pass through securities issued by
    a. the Government National Mortgage Association (Ginnie Mae),
    b. the Federal National Mortgage Association (Fannie Mae),
    c. the Federal Home Loan Mortgage Corporation (Freddie Mac),
    d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and
3.  Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

           RISKS: The Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect the Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION

Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

           RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Under a repurchase agreement, a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

The Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

           RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

SHORT SALES

Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

           RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. The Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Portfolio replaces the borrowed security. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Without the purchase of an option, the potential loss from a short sale is unlimited.

STRIPPED INSTRUMENTS

Stripped instruments are bonds, reduced to its two components: its rights to receive periodic interest payments (IOs) and rights to receive principal repayments (POs). Each component is then sold separately. Such instruments include:

a.  Municipal Bond Strips
b.  Treasury Strips
c.  Stripped Mortgage-Backed Securities

           RISKS: POs do not pay interest. Its return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment, which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS

In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.

           RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

           RISKS: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/ FEDERAL AGENCIES

U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. The Portfolio also may invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

     a.    U.S. Treasury Department,
     b.    Farmer's Home Administration,
     c.    Federal Home Loan Mortgage Corporation,
     d.    Federal National Mortgage Association,
     e.    Student Loan Marketing Association, and
     f.    Government National Mortgage Association.

           RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

           RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments; however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.


           RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.


                               PORTFOLIO TURNOVER

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

                        SUPPLEMENTAL INVESTMENT POLICIES

The Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

The Portfolio may not enter into a repurchase or reverse repurchase agreement if, as a result thereof, more than 25% of the Portfolio's total assets would be subject to such agreements.

                           FINANCIAL HIGHLIGHTS TABLE


The Financial Highlights Table is intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The "Total Return" indicates how much an investment in the Portfolio would have earned or lost, assuming all dividends and distributions had been reinvested.



This information for the years ended December 31, 2000 and 1999 has been audited by KPMG LLP. You will find the auditors' report and the FFTW Funds, Inc., financial statements in the Annual Report, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.


-----------------------------------------------------------------------------------------------------------------------------------
                                         WORLDWIDE CORE PORTFOLIO FINANCIAL HIGHLIGHTS
                                          (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)
-----------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE              Year Ended     Year Ended     Year  Ended     Year Ended      Year  Ended


                                       26

PERIOD                                              12/31/00       12/31/99       12/31/98        12/31/97        12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                $10.58         $11.19         $11.23          $10.91          $10.85
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS
Investment income,
net                                                 0.60           0.51*          0.59            0.53            0.62

Netrealized and unrealized gain (loss)
  on investments, and financial futures
  contracts and foreign currency related
  transactions                                      0.50           (0.53)         0.68            0.80            0.43
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    1.10           (0.02)         1.27            1.33            1.05
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
From investment income, net                         0.89           0.59           0.70            0.59            0.62

In excess of investment income, net                 --             --             --              --              0.37

In excess of net realized gain on
  investments, and financial futures
  contracts and foreign
  currency related transactions                     --             0.00**         0.61            0.42            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 0.89           0.59           1.31            1.01            0.99
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.79         $10.58         $11.19          $11.23          $10.91
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        10.79%         (0.19%)        11.53%          12.60%          10.03%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                   $210,996       $181,535       $174,805        $80,390         $30,024

Ratio of operating expenses to average
  net assets, exclusive of interest
  expense (a)                                       0.45%          0.45%          0.45%           0.45%           0.45%

Ratio of operating expenses to average
  net assets, inclusive of interest
  expense (a)                                       0.45%          0.45%          0.45%           0.45%           0.45%

Ratio of investment income, net to    average net
   assets (a)                                       5.60%          4.70%          4.85%           5.29%           5.71%

Decrease in above expense ratios due to waiver of
   investment advisory fees and reimbursement of
   other expenses                                   0.14%          0.14%          0.13%           0.20%           0.24%

Portfolio Turnover                                  549%           404%           745%            704%            1,087%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Net of waivers and reimbursements.


*   Calculation done based on average shares outstanding.


**  Rounds to less than $0.01

                              SHAREHOLDER INQUIRIES


This Prospectus contains a concise statement of information investors should know before they invest in the Portfolio. Please retain this Prospectus for future reference. Additional information about the Portfolio's investments is available in the Portfolio's Annual and Semi-Annual Reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 2001. The SAI provides more detailed information about the Portfolio, including its operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Portfolio's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.



The Portfolio's SAI, Annual and Semi-Annual Reports are available, without charge, upon request by contacting Investors Capital, 600 Fifth Avenue, New York, NY 10020, (800) 762-4848.


Information about the Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolio are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.





DISTRIBUTED BY:
FIRST FUND DISTRIBUTORS, INC.



Fund's Investment Company Act filing number: 811-5796

---------------------------------------------------------------------------
FFTW FUNDS, INC.
---------------------------------------------------------------------------

===========================================================================
                                   PROSPECTUS
===========================================================================


                                 APRIL 30, 2001


         - Mortgage LIBOR Portfolio
         - Asset-Backed Portfolio
         - High Yield Portfolio
         - Enhanced Equity Markets Portfolio
         - U.S. Treasury Portfolio
         - U.S. Corporate Portfolio
         - Broad Market Portfolio
         - International Corporate Portfolio
         - Global High Yield Portfolio
         - Inflation-Indexed Portfolio

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH THE ENHANCED EQUITY MARKETS PORTFOLIO WHOSE PARTICIPANTS ARE LIMITED TO QUALIFIED ELIGIBLE PARTICIPANTS, THIS PROSPECTUS IS NOT REQUIRED TO BE, AND HAS NOT BEEN FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATION IN A FUND OR PORTFOLIO OR UPON THE ADEQUACY OR ACCURACY OF A PROSPECTUS. CONSEQUENTLY, THE COMMISSION HAS NOT REVIEWED OR APPROVED THIS PROSPECTUS FOR THE ENHANCED EQUITY MARKET PORTFOLIO.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY PORTFOLIO'S SHARES AS AN INVESTMENT OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                    CONTENTS
                                                                         PAGE
     Risk/Return Summary                                                   3
        Investment Objectives, Principal Investment Strategies and
         Investments                                                       3
             Mortgage LIBOR Portfolio                                      3
             Asset-Backed Portfolio                                        4
             High Yield Portfolio                                          5
             Enhanced Equity Portfolio                                     6
             U.S. Treasury Portfolio                                       7
             U.S. Corporate Portfolio                                      8
             Broad Market Portfolio                                        9
             International Corporate Portfolio                            10
             Global High Yield Portfolio                                  11
             Inflation-Indexed Portfolio                                  12
     Principal Investment Risks                                           13
     Performance Information                                              15
     Fee Table                                                            15
     Expenses Table Example                                               16
     Fund Management                                                      16
     Shareholder Information                                              18
     Investment Information                                               23
     Portfolio Turnover                                                   35
     Supplemental Investment Policies                                     35
     Shareholder Inquiries                                                36

                               RISK/RETURN SUMMARY

The following is a summary of certain key information about the Portfolios, including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the permitted investment strategies, permitted investments and their associated risks will follow.


                        INVESTMENT OBJECTIVES, PRINCIPAL
                      INVESTMENT STRATEGIES AND INVESTMENTS



---------------------------------------------------------------------------------------------------------------------------------
                                                        MORTGAGE LIBOR PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To obtain a high level of total return as may be consistent with the preservation of capital.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in  high quality (rating of AA by S&P, Aa by
                                        Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) mortgage-backed and mortgage related securities. The Portfolio actively utilizes hedging techniques to seek to outperform a cash portfolio. At least
                                        65% of the Portfolio's total assets must be invested in mortgage-backed securities of
                                        U.S. and foreign issuers with the goal to outperform the London  InterBank Offered Rate
                                        ("LIBOR"). The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the JP Morgan 3-Month
                                        Eurodeposit Index. The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                                                Fitch IBCA,
                                                                    S&P           Moody's      Duff & Phelps        AVERAGE
                                         S&P:      Moody's:    (ShortTerm):    (Short Term):   ("Fitch's"):    PORTFOLIO QUALITY:
                                         ----      --------     -----------    -------------   -------------   ------------------
                                         BBB-        Baa3           A-2             P-2            BBB-              AA(Aa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration will not exceed plus or minus one year around the average duration of the JP Morgan 3-Month Eurodeposit Index.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT                          POLICIES: For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              -  Asset-Backed Securities
                                        -  Mortgage-Backed Securities
                                        -  Stripped Instruments
                                        -  U.S. Government and Agency Securities

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                ASSET-BACKED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return as may be consistent with the preservation of capital.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) asset-backed securities, allowing exposure to other sectors of the debt market opportunistically. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the
                                        Portfolio. The current index used by the Portfolio Manager for the Portfolio is the
                                        Lehman Brothers Asset-Backed Securities Index. The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                S&P          Moody's                           AVERAGE
                                       S&P:      Moody's:   (ShortTerm):   (Short Term):     Fitch's:     PORTFOLIO QUALITY:
                                       ----      --------   ------------   ------------     -----------    ------------------
                                       BBB-        Baa3         A-2            P-2            BBB-             AA (AA)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S.  dollar-weighted duration generally will not exceed plus or minus one year plus or minus the average duration of the Lehman Brothers  Asset-Backed
                                        Securities Index. As of December 31, 2000, the duration of the Lehman Brothers
                                        Asset-Backed Securities Index was [      ]  years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:                At last 65% of the Portfolio's total assets must be invested in asset-backed securities of the U.S. and foreign issuers. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment  objective. The Portfolio is "non-diversified" under the
                                        1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Asset-Backed Securities
                                        - Mortgage-Backed Securities
                                        - Repurchase and Reverse Repurchase Agreements
                                        - Stripped Instruments
                                        - Total Return Swaps
                                        - U.S. Government and Agency Securities
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return as may be
                                        consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in high yield debt securities. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The  current index used by the
                                        Portfolio Manager for the Portfolio is the Salomon Smith Barney All BB and B Rated
                                        Issues Index. The Index is not available for investment and  does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                    S&P            Moody's                        AVERAGE
                                          S&P:      Moody's:   (ShortTerm):     (Short Term):     Fitch's:   PORTFOLIO QUALITY:
                                         ----      --------    ------------     ------------     -----------  ------------------
                                         CCC-        Caa3            C               P-3          CCC-:              B

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed one year around the average duration of the Salomon Smith Barney All BB and B Rated Issues Index.
                                        As of December 31,  2000, the duration of the Salomon Smith Barney All BB and B Rated
                                        Issues Index was [] years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT                          POLICIES: At least 65% of the Portfolio's total assets must be invested in high yield securities of U.S. and foreign issuers. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the
                                        1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Brady Bonds
                                        - Convertible Securities
                                        - Corporate Debt Instruments
                                        - Foreign Instruments
                                        - Stripped Instruments
                                        - Zero Coupon Securities
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                ENHANCED EQUITY MARKETS PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return that exceeds
                                        the S&P 500 Index-TM-.
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized  statistical rating organization) short duration fixed income securities and S&P 500 Index-TM- futures contracts. Where possible, these securities will provide equity-like returns. The performance objective of the Portfolio is to outperform an index which the Portfolio
                                        Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the S&P 500 Index-TM-. The Index is not
                                        available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                   S&P            Moody's                           AVERAGE
                                        S&P:     Moody's:     (Short Term):    (Short Term):     Fitch's:     PORTFOLIO QUALITY:
                                        ----     --------     -------------    ------------     -----------   ------------------
                                        BBB-       Baa3            A-2              P-2           BBB-              AA (Aa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed three years.
---------------------------------------------------------------------------------------------------------------------------------

    INVESTMENT POLICIES:                The Portfolio will maintain 100% exposure to the S&P 500 Index-TM-.  Up to 5% of the
                                        Portfolio's total assets may be invested in maintenance margin at any given time; the remaining 95% the Portfolio's assets will be invested in short term instruments. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in
                                        U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The
                                        Portfolio is "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Asset-Back Securities
                                        - Bank Obligations
                                        - Corporate Debt Instruments
                                        - Mortgage-Backed Securities
                                        - U.S. Government and Agency Securities
                                        - S&P 500 Index-TM- Futures Contracts
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     U.S. TREASURY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total  return as may be consistent  with the  preservation of capital and to avoid credit quality risk.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest  primarily in U.S. Treasuries.  The  performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Government Securities Index. The Index is not
                                        available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                   S&P         Moody's                             AVERAGE
                                         S&P:     Moody's:    (ShortTerm):   (Short Term):     Fitch's:     PORTFOLIO QUALITY:
                                         ----     --------    ------------   ------------     -----------    ------------------
                                         AA-         Aa3           A-1           P-1              AA-             AAA(Aaa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                          The  Portfolio's average U.S.  dollar-weighted duration generally will not exceed plus or minus one year  around the average  duration of the Lehman Brothers Government Securities
                                       Index.  As of December 31, 2000, the duration of the  Lehman Brothers Government
                                       Securities Index was [ ]     years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:               At least 95% of the Portfolio's total assets must be invested in U.S. dollar denominated obligations issued by the U.S. Treasury and repurchase agreements collateralized by such obligations.  The Portfolio is "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - U.S. Government and Agency Securities
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                     U.S. CORPORATE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return as may be
                                        consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO  DESCRIPTION:                 The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) U.S. corporate obligations, with limited exposure to other debt securities. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Salomon Smith
                                        Barney Corporate Bond Index. The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                   S&P           Moody's                            AVERAGE
                                         S&P:      Moody's:    (ShortTerm):    (Short Term):     Fitch's:     PORTFOLIO QUALITY:
                                         ----      --------    ------------    ------------     -----------    ------------------
                                         BBB-        Baa3          A-2             P-2               BBB-           AA (Ac)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed plus or minus one year around the average duration of the Salomon Smith Barney Corporate Bond
                                        Index. As of December 31, 2000, the duration of the Salomon Smith Barney Corporate Bond
                                        index was [   ]    years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT                          POLICIES: The Portfolio must invest at least 65% of its total assets in U.S.
                                        dollar-denominated corporate debt obligations of U.S issuers. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified"
                                        under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Asset-Backed Securities
                                        - Bank Obligations
                                        - Corporate Debt Instruments
                                        - Mortgage-Backed Securities
                                        - U.S. Government and Agency Securities
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      BROAD MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return as may be consistent with the preservation of capital.
---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) fixed income securities reflective of the broad spectrum of the U.S. bond market as well as an opportunistic allocation to non-U.S. sovereign markets. The performance objective of the Portfolio is to outperform an index which the Portfolio
                                        Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers Aggregate Bond Index.
                                        The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                    S&P            Moody's                         AVERAGE
                                         S&P:      Moody's:     (ShortTerm):    (Short Term):    Fitch's:   PORTFOLIO QUALITY:
                                         ----      --------     ------------    ------------    -----------  ------------------
                                         BBB-        Baa3          A-2              P-2           BBB-            AA (Aa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration  generally will not exceed plus or minus one year around the average  duration of the Lehman Brothers  Aggregate Bond
                                        Index. As of December 31, 2000 the duration of the Lehman Brothers Aggregate Bond
                                        Index was [   ] years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:                The Portfolio will invest at least 65% of its total assets in fixed income securities.
                                        The allocation among markets will vary  based upon the issuance of new securities and the retirement of outstanding securities and instruments. For temporary defensive purposes, the Portfolio may invest up to 100% of its assets in short-term U.S. Government securities, cash or cash equivalent securities. These  defensive strategies may prevent the Portfolio from achieving  its investment objective. The  Investment
                                        Adviser will manage the Broad Market Portfolio to approximate  broad market  allocations by purchasing and selling representative securities in each market, but the Portfolio cannot guarantee that it will match such broad market  allocations. The current  market allocation  is comprised of  approximately 20% in corporate securities, 50% in U.S.
                                        Government securities and 30% in mortgage-backed  and asset-backed securities.
                                        The Portfolio will limit its investment in foreign  instruments to 35% of its total assets.  The Portfolio is "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Asset-Backed Securities
                                        - Bank Obligations
                                        - Corporate Debt Instruments
                                        - Mortgage-Backed Securities
                                        - U.S. Government and Agency Securities

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL CORPORATE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of total return as may be consistent with the preservation of capital.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in investment grade corporate debt from worldwide bond markets. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio.
                                        The current index used by the Portfolio Manager for the Portfolio is the Lehman Brothers
                                        Euro Corporate Bond Index. The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                   S&P            Moody's                           AVERAGE
                                          S&P:    Moody's:      (ShortTerm):    (Short Term):     Fitch's:    PORTFOLIO QUALITY:
                                          ----    --------      ------------    ------------     -----------   ------------------
                                          BBB-      Baa3           A-2              P-2             BBB-            AA (Aa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration generally will not exceed one year plus or minus the average duration of the Lehman  Brothers Euro Corporate Bond
                                        Index. As of December 31, 2000, the duration of the Lehman  Brothers Euro  Corporate
                                        Bond Index was   [   ] years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:                At least 65% of the Portfolio's total assets must be invested in investment grade
                                        European corporate debt securities denominated in foreign  currencies.  The Portfolio will maintain investments in corporate debt securities of issuers from at least three different countries.  The Portfolio may invest up to 35% of its total assets in U.S.
                                        Corporate debt securities.  At least 65% of the Portfolio's total assets will be invested in corporate debt  securities  from  jurisdictions outside the U.S. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government  securities, cash or cash equivalent  securities.  These defensive strategies may prevent the Portfolio from achieving its investment objective.  These defensive strategies may prevent the Portfolio from achieving its investment objective.  The Portfolio is  "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Corporate Debt Instruments
                                        - Foreign Instruments
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                              GLOBAL HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                    To attain a high level of total return as may be consistent with the preservation of capital.

---------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES:         The Portfolio will invest primarily in high yield debt securities. High yield bonds
                                         (also referred to as "junk bonds") have a rating of BB or lower and pay a higher yield to compensate for their greater risk. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the
                                         Salomon Smith Barney All BB and B Rated Issues Index. The Index is not available for investment and does not incur expenses.
---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                 S&P         Moody's                            AVERAGE
                                         S&P:    Moody's:    (ShortTerm):   (Short Term):      Fitch's:   PORTFOLIO QUALITY:
                                         ----    --------    ------------   ------------      -----------  ------------------
                                         CCC-      Caa3            C            P-3             CCC-                B

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                            The Portfolio's average U.S. dollar-weighted duration generally will not exceed one year, plus or minus the average duration of the Salomon Smith Barney All BB and B Rated Issues
                                         Index. As of December 31, 2000, the duration of the Salomon Smith Barney All BB and B
                                         Rated Issues Index was [ ] years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:                 At least 65% of the Portfolio's total assets must be invested in high yield debt
                                         securities   from worldwide bond markets  including emerging  market debt  securities.
                                         The Portfolio will maintain investments in debt securities of issuers from at least three different  countries including  the U.S. At least 35% of the Portfolio's total
                                         assets will   be invested in debt securities from jurisdictions outside the U.S. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in
                                         U.S. Government securities, cash or cash equivalent securities.  These defensive strategies may prevent the Portfolio from achieving its investment objective.  The
                                         Portfolio is  "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:                - Corporate Debt Instruments
                                          - Brady Bonds
                                          - Foreign Instruments
                                          - Indexed Notes, Currency Exchange-Related
                                            Securities and Similar Securities
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                INFLATION-INDEXED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                   To attain a high level of return in excess of
                                        inflation  as may be consistent  with the preservation
                                        of capital.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES:        The Portfolio will invest primarily in securities with a coupon rate and/or principal amount linked to the inflation rate from worldwide bond markets, denominated in both
                                        U.S. dollars and foreign currencies. The performance objective of the Portfolio is to outperform an index which the Portfolio Manager believes is an appropriate benchmark for the Portfolio. The current index used by the Portfolio Manager for the Portfolio is the
                                        Lehman Brothers Global Real Index. The Index is not available for investment and does not incur expenses.

---------------------------------------------------------------------------------------------------------------------------------

MINIMUM QUALITY RATING:
                                                                S&P             Moody's                          AVERAGE
                                       S&P:     Moody's:     (ShortTerm):    (Short Term):      Fitch's:    PORTFOLIO QUALITY:
                                       ----     --------     ------------    ------------      -----------   ------------------

                                        BBB-       Baa3          A-2             P-2              BBB-           AA (Aa)

---------------------------------------------------------------------------------------------------------------------------------
    DURATION:                           The Portfolio's average U.S. dollar-weighted duration  generally will not exceed one year,plus or minus the average  duration of the Lehman  Brothers Global Real Index.
                                        As of December 31, 2000, the duration of the Lehman  Brothers Global Real Index was
                                        [   ]    years.
---------------------------------------------------------------------------------------------------------------------------------
    INVESTMENT POLICIES:                At least 65% of the Portfolio's total assets must be invested in inflation indexed securities.  The Portfolio is not required to invest any minimum percentage of its assets in debt securities of issuers located outside the U.S. nor in any minimum number of countries or currencies. For temporary defensive purposes, 100% of the Portfolio's total assets may be invested in U.S. Government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is "non-diversified" under the 1940 Act.
---------------------------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENTS:              - Foreign Instruments
                                        - Inflation-Indexed Securities
                                        - U.S. Government and Agency Securities
---------------------------------------------------------------------------------------------------------------------------------

                           PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose money on an investment or that you will not earn as much as you expect. The greater the risk, the greater the possibility of losing money.



All of the Portfolios are affected by changes in the economy, or in securities and other markets.



The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that a Portfolio's investment objective will be achieved.



Changes to an index by which a Portfolio's performance is measured may be made by the Adviser at any time, subject to review by the Fund's Board of Directors.



The Portfolios may invest in securities issued by the U.S. Government, it agencies or sponsored enterprises. Some of these securities are backed by the full faith and credit of the United States and others are subject to varying degrees of risk. Investments in the U.S. Treasury and U.S. Corporate Portfolios are neither guaranteed nor insured by the United States Government.



The high portfolio turnover of each Portfolio may result in greater brokerage commissions and transaction costs, and may increase the amount of taxes payable by a shareholder.



Investments in the Portfolios are subject to certain of the following risks. The risks associated with each Portfolio depend on its investment strategy and the types of securities it holds. The specific risks affecting each Portfolio are indicated as follows:



------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
                          Mortgage      Asset-      High     Enhanced       U.S.        U.S.           Broad
                          LIBOR         Backed      Yield    Equity         Treasury    Corporate      Market
Risks:                                                       Markets
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Banking industry                            X                                                              X
risk
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Correlation risk               X            X          X           X            X             X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Credit risk                    X            X          X           X                          X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Currency risk                  X                                                                           X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Foreign risk                                           X                                                   X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Futures risk                                                       X                                       X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Hedging risk                   X                                                                           X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Interest rate risk             X            X          X           X            X             X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Leverage risk                  X            X                      X                                       X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Liquidity risk                 X            X          X           X                          X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Market risk                    X            X          X           X            X             X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Non-diversification risk       X            X          X           X            X             X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------
Prepayment risk                X            X          X           X                          X            X
------------------------- ------------- ----------- -------- -------------- ----------- -------------- -----------


                          ------------------ ---------- --------------
                          International      Global     Inflation-Indexed
                          Corporate          High
                                             Yield
------------------------- ------------------ ---------- --------------
Banking industry
risk
------------------------- ------------------ ---------- --------------
Correlation risk                  X              X            X
------------------------- ------------------ ---------- --------------
Credit risk                       X              X            X
------------------------- ------------------ ---------- --------------
Currency risk                     X              X
------------------------- ------------------ ---------- --------------
Foreign risk                      X              X
------------------------- ------------------ ---------- --------------
Futures risk                      X              X
------------------------- ------------------ ---------- --------------
Hedging risk                      X
------------------------- ------------------ ---------- --------------
Interest rate risk                X              X            X
------------------------- ------------------ ---------- --------------
Leverage risk                     X
------------------------- ------------------ ---------- --------------
Liquidity risk                    X              X            X
------------------------- ------------------ ---------- --------------
Market risk                       X              X            X
------------------------- ------------------ ---------- --------------
Non-diversification risk          X              X            X
------------------------- ------------------ ---------- --------------
Prepayment risk
------------------------- ------------------ ---------- --------------




BANKING INDUSTRY                         Investing in bank  obligations  will
RISK:                                    expose a Portfolio to risks
                                         associated with the banking  industry
                                         such as interest rate and credit
                                         risks.

CORRELATION RISK:                        Derivatives  are financial  instruments
                                         whose value  depends  upon,  or is
                                         derived from,  the value of
                                         something else, such as one or more
                                         underlying securities, indexes or
                                         currencies. The prices of a particular
                                         derivative instrument may not move in
                                         the same way as the underlying security
                                         or, in the case of a hedging
                                         transaction, of the securities which
                                         are the subject of a hedge.

CREDIT RISK:                             A Portfolio may be exposed to the
                                         risk that a security's issuer or a
                                         counterparty to a contract will default
                                         or not be able to honor a financial
                                         obligation.

CURRENCY RISK:                           Fluctuations in exchange rates
                                         between the U.S. dollar and foreign
                                         currencies may negatively affect an
                                         investment. When synthetic and
                                         cross-hedges are used, the net exposure
                                         of a Portfolio to any one currency may
                                         be different from that of its total
                                         assets denominated in such currency.

FOREIGN RISK:                            Investing in foreign securities
                                         will expose a Portfolio to risks such
                                         as political and economic instability,
                                         currency devaluation and high inflation
                                         rates, which may result in Portfolio
                                         losses and volatility.



FUTURES RISK:                            The use of futures exposes a
                                         Portfolio to the risk that the
                                         Investment Adviser will not be able to
                                         anticipate correctly movements in the
                                         direction of interest rates, securities
                                         prices, and currency markets and the
                                         imperfect correlation between the price
                                         of futures contracts and movements in
                                         the prices of the securities being
                                         hedged.

HEDGING RISK:                            Hedging  exposes a  Portfolio  to the
                                         risk that the hedge will lose value
                                         while the hedged  investment
                                         increases in value.

INTEREST RATE                            Investing in fixed-rate debt
                                         securities will expose a Portfolio to
                                         the risk that the value of the RISK:
                                         Portfolio's investments will decline
                                         if interest rates rise.

LEVERAGE RISK:                           The use of derivatives exposes a
                                         Portfolio to the risk of leverage which
                                         may result in greater fluctuations in a
                                         Portfolio's net asset value than would
                                         have occurred had the Portfolio
                                         invested in the underlying security.

LIQUIDITY RISK:                          Certain  securities may be difficult
                                         or impossible to sell at favorable
                                         prices within the desired time frame.

MARKET RISK:                             The market value of a security
                                         may increase or decrease over time.
                                         Such fluctuations can cause a security
                                         to be worth less than the price
                                         originally paid for it or less than it
                                         was worth at an earlier time. Market
                                         risk may affect a single issuer, entire
                                         industry or the market as a whole.

NON-DIVERSIFICATION RISK:                A non-diversified Portfolio may
                                         invest more of its assets in the
                                         securities of fewer companies than a
                                         diversified Portfolio. This
                                         vulnerability to factors affecting a
                                         single investment can result in greater
                                         Portfolio losses and volatility.

PREPAYMENT RISK:                         A Portfolio that invests in
                                         mortgage-backed and other asset-backed
                                         securities is exposed to the risk that
                                         such securities may repay principal
                                         either faster or slower than expected.



                             PERFORMANCE INFORMATION

               ALL OF THE PORTFOLIOS HAVE NOT COMMENCED OPERATIONS AND THEREFORE NO PERFORMANCE INFORMATION IS PRESENTED FOR ANY PORTFOLIO.




                                    FEE TABLE

This Table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

-----------------------------------------------------------------------------------------------------------------------------
Portfolio            Mortgage  Asset-  High    Enhanced   U.S.      U.S.       Broad   International  Global       Inflation-
Name:                LIBOR     Backed  Yield   Equity     Treasury  Corporate  Market  Corporate      High Yield   Indexed
                                               Markets
-----------------------------------------------------------------------------------------------------------------------------
Shareholder          None      None    None    None       None      None       None    None           None         None
Fees (Fees
Paid Directly from
Your Investment)
-----------------------------------------------------------------------------------------------------------------------------

                                       14

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio             Mortgage  Asset-   High    Enhanced   U.S.       U.S.        Broad     International  Global      Inflation-
Name:                 LIBOR     Backed   Yield   Equity     Treasury   Corporate   Market    Corporate      High Yield  Indexed
                                                 Markets
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund
Operating Expenses
(Expenses that are
Deducted From Fund
Assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees       0.30%     0.10%    0.40%   0.35%      0.30%      0.10%       0.30%     0.10%          0.50%       0.40%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution Fees     None      None     None    None       None       None        None      None           None        None
(12b-1)
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses*       0.15%     0.15%    0.20%   0.15%      0.15%      0.15%       0.15%     0.20%          0.20%       0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund     0.45%     0.25%    0.60%   0.50%      0.45%      0.25%       0.45%     0.30%          0.70%       0.55%
Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------



* The Portfolios had not commenced operations as of December 31, 2000. "Other Expenses" have been estimated.



Fischer Francis Trees & Watts, Inc., (the "Investment Adviser" or "Adviser") has voluntarily agreed to cap the Net Operating Expenses of a Portfolio at a percentage (on an annualized basis) of that Portfolio's average daily net assets as set forth in the table below. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. All operating expenses exceeding caps and voluntary waiver of fees will be paid by the Investment Adviser. Under an Administration Agreement effective May 29, 1998 between the Fund and Investor Capital Services, Inc., (the "Administrator"), the Administrator provides administrative services to the Fund for an administrative fee and an incentive fee. The incentive fee is paid to the Administrator in the event any Portfolio operates below its expense ratio. This incentive fee is capped at 0.02% of such Portfolio's average daily net assets. Such waivers can be terminated at any time.






----------------------------------------------------------------------------------------------------------------------------------
Portfolio       Mortgage  Asset-    High    Enhanced   U.S.      U.S. Corporate  Broad Market   International   Global  Inflation-
Name:           LIBOR     Backed    Yield   Equity     Treasury                                 Corporate       High    Indexed
                                            Markets                                                             Yield
----------------------------------------------------------------------------------------------------------------------------------
                             >
----------------------------------------------------------------------------------------------------------------------------------
Total Waived    None      None      None    None       None      None            None           None            None    None
Fees

----------------------------------------------------------------------------------------------------------------------------------
Net Operating   0.45%     0.25%     0.60%   0.50%      0.45%     0.25%           0.45%          0.30%           0.70%   0.60%
Expense Cap
----------------------------------------------------------------------------------------------------------------------------------


                             EXPENSES TABLE EXAMPLE

The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

These Portfolios have not commenced investment operations, therefore only fees for one and three years are represented.





The example assumes that you invest $10,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------
PORTFOLIO NAME                       1 YEAR                   3 YEARS
------------------------------------------------------------------------------
Mortgage LIBOR                       $46                      $144
------------------------------------------------------------------------------
Asset-Backed                         $26                      $80
------------------------------------------------------------------------------
High Yield                           $61                      $192
------------------------------------------------------------------------------
Enhanced Equity Markets              $51                      $160
------------------------------------------------------------------------------
U.S. Treasury                        $46                      $144
------------------------------------------------------------------------------
U.S. Corporate                       $26                      $80
------------------------------------------------------------------------------
Broad Market                         $46                      $144
------------------------------------------------------------------------------
International Corporate              $31                      $97
------------------------------------------------------------------------------
Global High Yield                    $72                      $224
------------------------------------------------------------------------------
Inflation-Indexed                    $56                      $176
------------------------------------------------------------------------------

                                 FUND MANAGEMENT


                               BOARD OF DIRECTORS





The Board of Directors of FFTW Funds, Inc. (the "Fund"), is responsible for the overall management and supervision of the Portfolios, each a series of the Fund. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause, Saul H. Hymans, Onder John Olcay and Andrea Redmond. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund."



                               INVESTMENT ADVISER



Subject to the direction and authority of the Board of Directors, Fischer Francis Trees & Watts, Inc. ("FFTW" or the "Investment Adviser"), serves as Investment Adviser to the Portfolios. The Investment Adviser conducts investment research and is responsible for the purchase, sale or exchange of the Portfolios' assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation that, with its affiliated companies, currently manages approximately $33 billion in assets for numerous fixed-income portfolios. The Investment Adviser currently advises 141 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment
Adviser is in excess of $168 million. The Investment Adviser also serves as the sub-adviser to twenty-eight portfolios of thirteen other open-end management investment companies. The Investment Adviser's offices are located at 200
Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.



                          INVESTMENT SUB-ADVISER



Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as Sub-Adviser to the international Portfolios. Organized in 1989, the Sub-Adviser is a U.S.-registered investment adviser and currently manages approximately $2.12 billion in multi-currency fixed-income portfolios for institutional clients. The Investment Adviser pays any compensation to the Sub-Adviser from its advisory fee. The Sub-Adviser's offices are located at 2 Royal Exchange, London, EC 3V 3LS. The Sub-Adviser is directly and indirectly wholly-owned by Charter Atlantic Corporation, a New York corporation.



                           PORTFOLIO MANAGERS



FFTW uses a team approach for making the strategic and sector allocations within each of its model portfolios. For each Portfolio of the Fund, a specific portfolio manager is responsible for portfolio implementation and compliance with Portfolio-specific and FFTW-wide investment strategy. The portfolio manager determines the broad risk parameters under which a Portfolio operates, but relies on market specialist teams for the generation of ideas and specific investments in a Portfolio. The following groups and teams assist in the selection of specific investments, subject to each Portfolio's investment policies and restrictions: the Sovereign Bond Group, consisting of the U.S. Bloc, Europe Bloc and Japan Bloc teams, and the Sectors Group, consisting of the Corporate, Structured Product, High Yield and Emerging Markets teams.


LIAQUAT AHAMED, MANAGING DIRECTOR. Mr. Ahamed is responsible for management of the Broad Market Portfolio. Mr. Ahamed joined FFTW in 1988 after nine years with the World Bank, where he was in charge of all investments in non-U.S. dollar government bond markets. Mr. Ahamed also served as an economist with senior government officials in the Philippines, Korea, and Bangladesh. He has a B.A. in economics from Trinity College, Cambridge University and an A.M. in economics from Harvard University.


ADAN AKANT, MANAGING DIRECTOR. Mr. Akant is responsible for management of the U.S. Treasury and Inflation-Indexed Portfolios. He joined FFTW in 1984 after six years with the World Bank, where he served initially as a project financial analyst in Europe and the Middle East area before joining the treasurer's staff as an investment officer. Mr. Akant holds a Ph.D. in systems science, an M.S. in finance and international management, an Engineer's degree, and M.S. and B.S degrees in electrical engineering, all from the Massachusetts Institute of Technology. Mr. Akant is a member of the New York Academy of Sciences, IEEE, and of the Sigma XI, Tau Beta Pi, and Eta Kappa Nu honor societies.

JOHN CAREY, CFA, PORTFOLIO MANAGER. Mr. Carey shares responsibility for management of the Mortgage LIBOR Portfolio. He joined FFTW in 1998 as a member of the Mortgage Desk. His market responsibilities are focused on fixed rate CMOs and CMO derivatives. Mr. Carey was previously a Limited Partner at Atlantic Portfolio Analytics and Management (APAM) where he traded mortgage backed securities and agency CMOs. Prior to joining APAM in 1996, Mr. Carey was a Senior Vice President in charge of Secondary Marketing for the Chase Manhattan Mortgage Corporation. Mr. Carey holds an MBA in Finance from New York University and a BA in Mathematical Economics from Colgate University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.



JEFFREY HOLTMAN, PORTFOLIO MANAGER. Mr. Holtman is responsible for management of the Asset-Backed Portfolio. Mr. Holtman joined FFTW in May 1996 after two years with J.P. Morgan as a credit risk analyst.
Currently, he manages all domestic asset-backed securities and is also responsible for short-intermediate duration portfolios. Mr. Holtman received a B.S. in Industrial Management and Economics from Carnegie Mellon University in 1994.


DAVID J. MARMON, MANAGING DIRECTOR. Mr. Marmon is responsible for management of the Enhanced Equity Markets, High-Yield, Global High Yield, International Corporate, and U.S. Corporate Portfolios. He joined FFTW in 1990 from Yamaichi International (America) where he headed futures and options research. Mr. Marmon was previously a financial analyst and strategist at the First Boston Corporation, where he developed hedging programs for financial institutions and industrial firms. Mr. Marmon has a B.A. SUMMA CUM LAUDE in economics from Alma College and an M.A. in economics from Duke University.


SHAREHOLDER INFORMATION


                             PURCHASES



Portfolio shares may be purchased directly from the Portfolio, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in any Portfolio, if shares are purchased directly from the Portfolio, is $100,000; such minimum may be waived at the discretion of FFTW or First Fund Distributors, Inc. ("First Fund" or "the Distributor"). Subsequent investments or redemptions may be of any amount. Initial investments obtained through a broker or agent may be for amounts higher or lower than $100,000. There are no loads or 12b-1 distribution fees imposed by the Portfolios. Shares purchased will begin accruing dividends in all Portfolios except the Mortgage LIBOR and Asset-Backed Portfolios on the day Federal funds are received.


Purchases of shares of all Portfolios may be made on any "Business Day," meaning Monday through Friday, with the exception of the holidays declared by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.



                      WIRING INSTRUCTIONS



To:                                           Investors Bank & Trust Company, Boston,  Massachusetts.
ABA Number:                                   011001438
Account Name:                                 First Fund Distributors, Inc. - Fund Purchase Account
Account Number:                               933333333
Reference:                                    (Indicate Portfolio name)


                                       TO PURCHASE SHARES

------------------------ -------------------------- ----------------------------------- -----------------------------------
PORTFOLIO NAME           WHEN NET ASSET             WHEN & HOW SHARES                   PROCEDURE FOR
                         VALUE (NAV)                MAY BE PURCHASED                    SAME DAY PURCHASES
                         IS DETERMINED

------------------------ -------------------------- ----------------------------------- -----------------------------------
-          MORTGAGE      -      Last Business       -      Last Business Day            -  Purchasers must call
           LIBOR                Day                        of  each week or on             Investors Capital Services,
-          ASSET-BACKED         of each  week or on        any other Business              Inc. ("Investors Capital") at
-          HIGH YIELD           any other Business         Days approved by                (800) 762-4848  or (212)
-          GLOBAL HIGH          Days approved by           the Investment Advisor          332-5211 if  within the City
         YIELD                  the Investment                                             of New York, or Investors
                                Adviser.            -      Submitted orders must           Bank at  (800) 247-0473
                                                           include a completed             prior to 12:00 p.m.  ET
                                                           account application.            to inform the Portfolio
                                                                                           of the incoming  wire transfer.
                                                    -      Federal funds must be
                                                           wired to  First Fund's      -   Purchasers must
                                                           "Fund Purchase Account"         indicate
                                                           at Investors Bank &             which Portfolio is to be
                                                           Trust Company                   purchased.
                                                           ("Investors  Bank")
                                                                                        -   If Federal funds are
                                                                                            received by the
                                                                                            Portfolio that day,
                                                                                            the order will be
                                                                                            effective that day.
                                                                                            Price of shares is
                                                                                            based on the next
                                                                                            calculation of  NAV
                                                                                            after the order is placed.
------------------------ -------------------------- ----------------------------------- -----------------------------------
ENHANCED                 -     All Business         -      Any Business Day             -   Purchasers must call
   EQUITY                      Days                                                         Investors Capital at
   MARKETS                                          -      Submitted orders                 (800) 762-4848 or
U.S. TREASURY                                              must include                     (212) 332-5211 if
U.S. CORPORATE                                             a completed account              within the City of New
BROAD MARKET                                               application.                     York , or Investors
INTERNATIONAL                                                                               Bank at  (800) 247-0473
   CORPORATE                                        -      Federal funds must be             prior to 12.00  p.m.
INFLATION-                                                 wired to First Fund's            ET to inform the Portfolio
    INDEXED                                                "Fund Purchase Account"          of the incoming
                                                           at Investors Bank &              wire transfer.
                                                           Trust Company
                                                           ("Investors Bank")           -   Purchasers must
                                                                                            indicate
                                                                                            which Portfolio is to be
                                                                                            purchased.

                                                                                        -   If Federal funds are
                                                                                            received by the
                                                                                            Portfolio  that day,
                                                                                            the order will be
                                                                                            effective that  day.
                                                                                            Price of shares is
                                                                                            based on the next
                                                                                            calculation of NAV
                                                                                           after the order  placed.
------------------------ -------------------------- ----------------------------------- -----------------------------------

------------------------ --------------------------------
PORTFOLIO NAME           RESULT OF LATE
                          NOTIFICATION
                          OR DELAY IN RECEIPT
                          OF FUNDS
------------------------ --------------------------------
-          MORTGAGE      -  The Portfolio must
           LIBOR            receive
-          ASSET-BACKED     notice before  4 p.m.
-          HIGH YIELD       (wire may be received after
-          GLOBAL HIGH      12:00 p.m. ET) for shares
         YIELD              to be bought at that day's
                            price.

                         -  Shares will be
                            bought at
                            the next Business Day's
                            price if the wire is received
                            after  12:00 p.m.  ET and
                            no notice is given.











------------------------ --------------------------------
ENHANCED                 -  The Portfolio must
   EQUITY                   receive
   MARKETS                  notice before 12:00 p.m.
U.S. TREASURY               (wire may be received after
U.S. CORPORATE              4:00 p.m. ET) for shares
BROAD MARKET                to be bought
INTERNATIONAL               at that day's price.
   CORPORATE
INFLATION-               -  Shares will be
    INDEXED                 bought at
                            the  next business day's
                            price if the wire is
                            received after 12:00
                            p.m.  ET and no notice
                            is given.











------------------------ --------------------------------

                          REDEMPTIONS

All Portfolio shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the net asset value per share, determined after the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Portfolio. Such broker or agent may charge a fee for its services. There are no loads or 12b-1 distribution fees imposed by the Portfolio. No charge is imposed by the Portfolio to redeem shares, however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio.


A shareholder may change the authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.


A telephone redemption option is made available to shareholders on the Portfolio's Account Application. The Portfolio or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Portfolio does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Portfolio or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.


If a shareholder wishes to add or change telephone redemption options after an account in a Portfolio has been established, the shareholder must provide the Transfer Agent with the request in writing. The shareholder's signature must also have an appropriate signature guarantee. Other documentation may also be required; please check with the Transfer Agent for specifics.


Shareholders who do not elect telephone redemption privileges must submit their redemption requests in writing with an authorized signer's signature appropriately guaranteed. Additional documentation may also be required. Please contact the Transfer Agent for details prior to submitting any written requests.


In an attempt to reduce expenses, a Portfolio may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed by a Portfolio should its account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. A Portfolio will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Portfolio also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.


                                TO REDEEM SHARES

------------------------------------------------------------------------------------------------------------------------
1.   SHAREHOLDERS MUST PROVIDE THE FOLLOWING INFORMATION:
     a.  The dollar or share amount to be redeemed;
     b.  The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on the Account Application Form);
     c.  The name of the shareholder; and
     d.  The shareholder's account number
2.         SHAREHOLDERS SHOULD CALL THE TRANSFER AGENT AT (800) 247-0473 OR  INVESTORS CAPITAL SERVICES AT (800)
     762-4848 TO REQUEST A REDEMPTION.
3.         IN THE CASE OF FOREIGN EXCHANGES, A PORTFOLIO'S NAV MAY CHANGE WHEN  SHAREHOLDERS CANNOT BUY OR SELL SHARES.

------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         WHEN REDEMPTION EFFECTIVE       RESULT OF LATE NOTIFICATION OF REDEMPTION
------------------------------------------------------------------------------------------------------------------------
-   Mortgage LIBOR              If notice is received by the           If notice is received by the Transfer Agent on a
-   Asset-Backed                Transfer Agent by 4:00pm ET on         non-business day or after 4:00p.m. ET on a
-   High Yield                  any Business Day, the redemption       Business Day, the redemption notice will be deemed
-   Enhanced Equity Market      will be effective and payment          received as of the next Business Day.
-   U.S Treasury                will be made within seven
-   U.S Corporate               calendar days, but generally two
-   Broad Market                business days following receipt
-   International Corporate     of such notice. Price of shares
-   Global High Yield           is based on the next calculation
-   Inflation-Indexed           of the NAV after the order is
                                placed.
------------------------------------------------------------------------------------------------------------------------



                            PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

1. For all Portfolios other than Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield, net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on each Business Day.

2. The Mortgage LIBOR Portfolio's net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on the last Business day of each week, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.




3. The Asset-Backed and High Yield Portfolios' net asset values are calculated by the Portfolio's Accounting Agent as of 4:00 p.m. ET on the last Business Day of each week and each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.


4. The Global High Yield's net asset value is calculated by the Portfolio's Accounting Agent as of 4:00 p.m. on the Last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.



           All Portfolio investments are valued based on market price, if available, which results in unrealized gains or losses. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

                                    DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first Business Day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. If the Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.


Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of each Portfolio, other than the Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield Portfolios, will be declared as a dividend payable daily to the respective shareholders of record as of the close of each Business Day. The net investment income of the Mortgage LIBOR, Asset-Backed, High Yield and Global High Yield Portfolios will be declared as dividends payable to the respective shareholders of record as of the last Business Day of each month.


                                  VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. Matters to be acted upon affecting a particular Portfolio (such as approval of the investment advisory agreement with the Investment Adviser or the submission of changes to a fundamental Portfolio investment policy) require the affirmative vote of the Portfolio's shareholders. The election of the Fund's Board of Directors is voted upon by shareholders on a Fund-wide basis. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The Directors shall call a special meeting of a Portfolio upon written request of shareholders owning at least 10% of the Portfolio's outstanding shares.

                               TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio. For additional information regarding tax issues pertaining to the Portfolios, see "Supplemental Tax Considerations" in the Statement of Additional Information.





FEDERAL INCOME TAXES
Each Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends a Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.


A shareholder who sells or redeems Fund shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding of the shares. An exchange of shares may be treated as a sale.





As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:

1.   fail to provide the Fund with a correct taxpayer identification number, or
2.   fail to make required certifications, or

3. have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding.


Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.


The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting a Portfolio and its shareholders. As noted above, tax deferred accounts receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.



STATE AND LOCAL TAXES


A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by a Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.

                        DISTRIBUTION OF PORTFOLIO SHARES

Shares of each Portfolio are distributed by First Fund, pursuant to a Distribution Agreement dated as of January 1, 2000 by and among the Fund, Investors Bank and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees while FFTW pays all other fees and expenses related to distribution.


                                 INVESTMENT INFORMATION

           PERMITTED INVESTMENT STRATEGIES, INVESTMENTS AND ASSOCIATED RISKS


--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Portfolio             Mortgage  Asset-    High    Enhanced    U.S        U.S.       Broad     International   Global    Inflation
Name:                 LIBOR     Backed    Yield   Equity      Treasury   Corporate  Markets   Corporate       High      -Indexed
                                                  Markets                                                     Yield
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------

--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Asset-Backed              X         X        *         X          *          X          X         *               *           *
Securities
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Bank                       *         *       *         X          *          X          X          *              *            *
Obligations
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Brady Bonds                                  X            *                   *        *            *             X             *
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Convertibles                                 X            *                   *         *           *             *
Securities
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Corporate Debt            *         *        X         X          *          X          X            X            X           *
Instruments
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Dollar Roll                *         *        *            *                  *          *             *          *            *
Transactions
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Duration                   *          *       *           *      *            *         *             *           *             *
Management
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Foreign                                      X             *                  *         *             X           X            X
Instruments
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Hedging                   *          *        *          *        *           *        *              *                        *
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
High-Yield                                   X                                                      X
Bonds
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Illiquid                  *         *         *        *                     *         *             *            *         *
Securities
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Indexed Notes,                       *       *         *                      *         *             *           X           *
Currency
Exchange-Related
Securities and
Similar
Securities
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Inflation-Indexed         *         *        *         *        *           *           *          *              *         X
Securities
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Investment                *         *        *         *         *           *           *           *                          *
Companies
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------
Loan Participations       *         *        *         *         *           *           *           *            *             *
 and Assignments
--------------------- --------- --------- ------- ----------- ---------- ---------- --------- --------------- --------- -----------

-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Portfolio            Mortgage  Asset-    High     Enhanced    U.S        U.S.       Broad     International  Global     Inflation
Name:                LIBOR     Backed    Yield    Equity      Treasury   Corporate  Markets   Corporate      High       -Indexed
                                                  Markets                                                    Yield
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------

-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Mortgage-Backed         X          X         *         X          *          X          X           *                *          *
Securities
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Multi-National                               *            *                    *        *             *              *          *
Currency Unit
Securities or
More than one
Currency
Denomination
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Municipal                                   *            *                    *         *             *             *          *
Instruments
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Repurchase and           *         X         *          *        *           *          *             *             *          *
Reverse Repurchase
Agreements
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Short Sales              *          *       *           *                    *           *            *              *
Transactions
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Stripped                X          X        X           *         *          *           *            *               *          *
Instruments
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
TBA Transactions          *         *        *          *                    *          *             *               *          *
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Total Return              *        X        *          *                     *          *             *               *          *
Swaps
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
U.S. Government         X          X         *         X           X         X          X           *              X
And Agency
Securities
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Warrants                                    *                                *          *             *              *          *
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
When Issued &             *         *        *             *       *         *          *              *             *          *
Forward
Commitment
Securities
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------
Zero Coupon               *         *       X                      *          *         *
Securities
-------------------- --------- --------- -------- ----------- ---------- ---------- --------- -------------- ---------- -----------




       X Principal Investments
      * Other Investments


ASSET-BACKED SECURITIES


Asset-backed securities are secured by or backed by assets such as automobile and credit card receivables. These securities are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Asset-backed securities have structural characteristics similar to mortgage-backed securities, and include assets such as:


a.         motor vehicle installment sale contracts,
b.         other installment sale contracts,
c.         leases of various types of real and personal property, and
d.         receivables from revolving credit (credit card) agreements.


           RISKS: The principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase, respectively, the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.

BANK OBLIGATIONS
Bank obligations are bank issued securities. These instruments include, but are not limited to:

a)   Time Deposits,              e)         Deposit Notes,                           h)    Variable Rate Notes
b)   Certificates of Deposit,    f)         Eurodollar Time deposits,                i)    Loan Participations,
c)   Bankers' Acceptances,       g)         Eurodollar Certificates of Deposit,      j)    Variable Amount Master Demand Notes,
d)   Bank Notes,                                                                     k)    Yankee CDs, and Custodial Receipts


           RISKS: Investing in bank obligations exposes a Portfolio to risks associated with the banking industry such as interest rate and credit risks.

BRADY BONDS


Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing commercial bank indebtedness. To date, Brady
Bonds have been issued by the governments of fifteen countries, the largest proportion having been issued by Argentina, Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.


A Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

           RISKS: Brady Bonds are generally issued by countries with developing capital markets or unstable governments and as such, are considered to be among the more risky international investments.

CONVERTIBLE SECURITIES
Convertible bonds or shares of convertible preferred stock are securities that may be converted into, or exchanged for, underlying shares of common stock, either at a stated price or stated rate. Convertible securities have general characteristics similar to both fixed income and equity securities.

           RISKS: Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose. If the issuer chooses to convert the security, this action could have an adverse effect on a Portfolio's ability to achieve its objectives.

CORPORATE DEBT INSTRUMENTS
Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. A Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers must meet the Portfolio's credit quality standards (including medium-term and variable rate notes). A Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

           RISKS: Investing in corporate debt securities subjects a Portfolio to interest rate changes and credit risks.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. Portfolios will maintain a segregated custodial account for dollar roll transactions.

The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

           RISKS: Should the broker-dealer to whom a Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.

DURATION MANAGEMENT


Duration measures a bond's price volatility, incorporating the following factors:



a.         the bond's yield,
b.         coupon interest payments,
c.         final maturity,
d.         call features,
e.         prepayment assumptions.


Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities that are underlying them. Holding long futures or call options will lengthen a Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

           RISKS: Changes in weighted average duration of a Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in a Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.

FOREIGN INSTRUMENTS
a. FOREIGN SECURITIES
Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser and the Sub-Adviser will adjust exposure of a Portfolio to different currencies based on their perception of the most favorable markets and issuers. In allocating assets among multiple markets for certain Portfolios, the Investment Adviser and the Sub-Adviser will assess the relative yield and anticipated direction of interest rates in particular markets, general market and economic conditions and the relationship of currencies of various countries to each other. In their evaluations, the Investment Adviser and the Sub-Adviser will use internal financial, economic and credit analysis resources as well as information obtained from external sources.

The global and international Portfolios will invest primarily in securities denominated in the currencies of the United States, Japan, Canada, Western European nations, New Zealand and Australia, as well as securities denominated in the Euro and the European Currency Unit. Further, it is anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. Portfolios will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political and economic factors.

b. FOREIGN GOVERNMENT, INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES. These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

           RISKS: Generally, foreign financial markets have substantially less volume than the U.S. market. Securities of many foreign companies are less liquid, and their prices are more volatile than securities of comparable domestic companies. Certain Portfolios may invest portions of their assets in securities denominated in foreign currencies. These investments carry risks of fluctuations of exchange rates relative to the U.S. dollar. Securities issued by foreign entities (governments, corporations etc.) may involve risks not associated with U.S. investments, including expropriation of assets, taxation, political or social instability and low financial reporting standards--all of which may cause declines in investment returns.

c. EMERGING MARKETS

           Emerging markets securities are foreign securities issued from countries which are considered to be "emerging" or "developing" by the Morgan Stanley Composite Index (MSCI) or by the World Bank. Such emerging markets include all markets other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

           RISKS: The risks of investing in foreign securities may be intensified when the issuers are domiciled or doing substantial business in emerging market countries or countries with developing capital markets. Security prices in emerging markets can be significantly more volatile than those in more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. Emerging market countries may have:


a.  Relatively unstable governments                         d.  restrictions on foreign ownership
b.  present the risk of sudden adverse government action    e.  prohibitions of repatriation of assets
c.  nationalization of businesses                           f.  less protection of property rights than more developed countries



The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


HEDGING
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:


a. engaging in swaps                                   d. purchasing and selling futures contracts
b. purchasing and selling caps, floors and collars     e. purchasing and selling options
c. purchasing or selling forward exchange contracts


All hedging instruments described below constitute commitments by a Portfolio and therefore require the Portfolio to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.


When a Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When a Portfolio sells a futures or forward currency contract for non-hedging purposes, the Portfolio will have the contractual right to acquire:

           1.   the securities,
           2.   the foreign currency subject to the futures, or
           3.   the forward currency contract.

A Portfolio will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

A Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

a. SWAPS
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve a Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b. CAPS, FLOORS AND COLLARS
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. FORWARD FOREIGN EXCHANGE CONTRACTS
A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolios. It entails entering into a forward contract to sell a currency, the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that a Portfolio is engaging in synthetic hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.


d. FUTURES CONTRACTS
A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Investors should note that the Enhanced Equity Markets Portfolio may, unlike the other Portfolios, invest more than 5% of its total net assets in futures contracts and will utilize futures contracts for purposes other than bona fide hedging.


e. OPTIONS CONTRACTS
An option is a contractual right, but not an obligation, to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When a Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. A
Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

           RISKS: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, a Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject a Portfolio to exposure to the credit risk of its counterparty. Futures and options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that a Portfolio could not close out a futures or options position when it would be most advantageous to do so.

HIGH YIELD BONDS
High yield bonds (also known as junk bonds) are issued by corporations who either do not have long track records of sales and earnings, or by those who possess questionable credit strength.

           RISKS: The risk of default is higher on high yield bonds than it would be on investment grade bonds.

ILLIQUID SECURITIES
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which a Portfolio has valued the securities. These include:

1. securities with legal or contractual restrictions on resale,

2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and

3. securities not having readily available market quotations.

Although the Portfolios are allowed to invest up to 15% of the value of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.


A Portfolio may purchase securities not registered under the Securities Act of 1933 as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. A Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities.


           RISKS: Investing in illiquid securities presents the potential risks of tying up a Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.

INDEXED NOTES, CURRENCY EXCHANGE-RELATED SECURITIES AND SIMILAR SECURITIES These securities are notes, the principal amount of which and/or the rate of interest payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

           RISKS: Foreign currency markets can be highly volatile and are subject to sharp price fluctuations. A high degree of leverage is typical for foreign currency instruments in which a Portfolio may invest.

INFLATION-INDEXED SECURITIES
Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's

"inflation-protection" issues. The initial issues are ten year notes which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, France, New Zealand, Sweden and the United Kingdom.


Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.


The process for adjusting the principal value of inflation-indexed securities in Canada, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.



           RISKS: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. The current market value of the bonds is not guaranteed, and will fluctuate. The Portfolios also may invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
           In addition, adjustments to principal will generally result in taxable income to the Portfolio at the time of such adjustment
           (that would generally be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity.


           The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is limited trading history for these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.




INVESTMENT COMPANIES
An investment company is an investment vehicle, which, for a management fee, invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:

1. Open end funds: these funds have a floating number of outstanding shares and will sell or redeem shares at their current net asset value,


2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.


The Portfolios will not invest in any funds classified as "load funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition, the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company, or would not otherwise comply with any requirements under the Investment Company Act of 1940.

A Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.


           RISKS: Generally, risks posed by a particular fund will mirror those posed by the underlying securities. A money market fund has the highest safety of principal, whereas bond funds are vulnerable to interest rate movements.



LOAN PARTICIPATIONS AND ASSIGNMENTS
Fixed and floating rate loans ("Loans") are arranged through private negotiations between an entity whose securities the Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.

           Risks: The Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation.


MORTGAGE-BACKED SECURITIES
Mortgage-backed securities are securities representing ownership interests in, or debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities. Mortgage-backed securities may take a variety of forms, the most common being:

1.  Mortgage-pass through securities issued by
    a. the Government National Mortgage Association (Ginnie Mae),
    b. the Federal National Mortgage Association (Fannie Mae),
    c. the Federal Home Loan Mortgage Corporation (Freddie Mac),
    d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
2. Collateralized mortgage obligations (CMOs) which are debt obligations collateralized by such assets, and

3.  Commercial mortgage-backed securities.


The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for a Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

           RISKS: A Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect a Portfolio's asset value since Portfolio debt will generally increase in value when interest rates fall and decrease when interest rates rise. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.

MULTI-NATIONAL CURRENCY UNIT SECURITIES OR MORE THAN ONE CURRENCY DENOMINATION Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

           RISKS: Investments involving multi-national currency units are subject to changes in currency exchange rates which may cause the value of such invested securities to decrease relative to the U.S. dollar.

MUNICIPAL INSTRUMENTS
Municipal instruments are debt obligations issued by a state or local government entity. The instruments may support general governmental needs or special governmental projects. It is not anticipated that such instruments will ever represent a significant portion of any Portfolio's assets.

           RISKS: Investments in municipal instruments are subject to the municipality's ability to make timely payment. Municipal instruments may also be subject to bankruptcy protection should the municipality file for such protection.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
Under a repurchase agreement, a bank or securities firm (a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or the Fund's Custodian agrees to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio for an agreed price at a later date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

Each Portfolio will maintain a segregated custodial account for its reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

           RISKS: If the other party to a repurchase and/or reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding, or fails to satisfy its obligations thereunder, delays may result in recovering cash or the securities sold, or losses may occur as to all or part of the income, proceeds or rights in the security.

SHORT SALES
Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. Short selling provides the Investment Adviser with flexibility to reduce certain risks of the Portfolio's holdings and increase the Portfolio's total return. To the extent that the Portfolio has sold securities short, it will maintain a daily segregated account, containing cash, U.S. Government securities or other liquid and unencumbered securities, at such a level that (a) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (b) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

           RISKS: A short sale is generally used to take advantage of an anticipated decline in price or to protect a profit. A Portfolio will incur loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which Portfolio replaces the borrowed money. The amount of any loss will be increased by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. Without the purchase of an option, the potential loss from a short sale is unlimited.


STRIPPED INSTRUMENTS
Stripped instruments are bonds, reduced to its two components: the right to receive periodic interest payments (IOs) and the right to receive principal repayments (POs). Each component is then sold separately. Such instruments include:


a.         Municipal Bond Strips
b.         Treasury Strips
c.         Stripped Mortgage-Backed Securities


           RISKS: POs do not pay interest; return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.

TBA (TO BE ANNOUNCED) TRANSACTIONS
In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year mortgage-backed securities issued by the Federal National Mortgage Association and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's TBA transactions.

           RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

TOTAL RETURN SWAPS
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

           RISKS: A total return swap may result in a Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument. Additionally, potential risks of default also exist on the part of the counterparty.

U.S. GOVERNMENT AND AGENCY SECURITIES AND GOVERNMENT-SPONSORED ENTERPRISES/FEDERAL AGENCIES U.S. Government and agency securities are issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. A Portfolio may also invest in other securities which may be issued by a U.S. Government-sponsored enterprise or federal agency, and supported either by its ability to borrow from the U.S. Treasury or by its own credit standing. Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress. The universe of eligible securities in these categories include those sponsored by:

a.         U.S. Treasury Department,
b.         Farmer's Home Administration,
c.         Federal Home Loan Mortgage Corporation,
d.         Federal National Mortgage Association,
e.         Student Loan Marketing Association, and
f.         Government National Mortgage Association.

           RISKS: Investing in securities backed by the full faith and credit of the U.S. Government are guaranteed only as to interest rate and face value at maturity, not its current market price.

WARRANTS
A warrant is a corporate-issued option that entitles the holder to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and can be traded on the major exchanges.

           RISKS: Warrants retain their value only so long as the stock retains its value. Typically, when the value of the stock drops, the value of the warrant drops.


WHEN ISSUED AND FORWARD COMMITMENT SECURITIES
The purchase of a when issued or forward commitment security will be recorded on the date a Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to a Portfolio until settlement. Each Portfolio will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of a Portfolio's when issued and forward commitments transactions.


           RISKS: The value of the security on the date of delivery may be less than its purchase price, presenting a possible loss of asset value.

ZERO COUPON SECURITIES
Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

           RISKS: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities. Credit risk is generally greater for these investments that are required to pay interest only at maturity rather than at intervals during the life of the investment.


                              PORTFOLIO TURNOVER


Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by a Portfolio. In addition, high turnover rates may result in increased short-term capital gains.


                        SUPPLEMENTAL INVESTMENT POLICIES


ALL PORTFOLIOS
Each Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if it is being used for bona fide hedging purposes.

U.S. TREASURY PORTFOLIO
The Portfolio may invest up to 5% of its total assets in high quality (rating of AA by S&P, Aa by Moody's or a comparable rating, or higher from a nationally recognized statistical rating organization) fixed income securities.

U.S. CORPORATE PORTFOLIO
The Portfolio may invest up to 35% of its total assets in non-dollar-denominated corporate debt obligations of foreign issuers, or other U.S. dollar-denominated non-corporate debt obligations.

BROAD MARKET PORTFOLIO
The Portfolio has limited exposure to non-U.S. dollar denominated securities.

                          SHAREHOLDER INQUIRIES


This Prospectus contains a concise statement of information investors should know before they invest in a Portfolio. Please retain this Prospectus for future reference. Additional information about a Portfolio's investments is available in such Portfolio's Annual and Semi-Annual reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 2001. The SAI provides more detailed information about the Portfolios, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.



A Portfolio's SAI, Annual and Semi-Annual reports are available, without charge, upon request by contacting Investors Capital, 600 Fifth Avenue, New York, NY 10020, (800) 762-4848.


Information about a Portfolio (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Portfolios are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

DISTRIBUTED BY:
FIRST FUND DISTRIBUTORS, INC.

Fund's Investment Company Act filing number: 811-5796

                                FFTW FUNDS, INC.
-------------------------------------------------------------------------------

      200 PARK AVENUE, 46TH FLOOR, NEW YORK, NEW YORK 10166 (212) 681-3000


                                 Distributed by:
                  First Fund Distributors, Inc. ("First Fund")
                            4455 East Camelback Road
                                   Suite 261E
                                Phoenix, AZ 85018


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

================================================================================



                                 April 30, 2001



FFTW Funds, Inc. (the "FUND") is a no-load, open-end management investment company managed by Fischer Francis Trees & Watts, Inc. (the "INVESTMENT ADVISER"). The Fund currently consists of nineteen portfolios (each a "PORTFOLIO") as described below:


           PROSPECTUS                               PROSPECTUS
-----------------------------              ------------------------------
     Mortgage LIBOR                              U.S. Short-Term
     Asset-Backed                                Limited Duration
     High Yield                                  Global Tactical Exposure
     Enhanced Equity Markets                     Worldwide
     U.S. Treasury                               Worldwide Core
                                                   (formerly known as the
                                                    Worldwide-Hedged Portfolio)
     U.S. Corporate                              International
     Broad Market                                Emerging Markets
     International Corporate                     Inflation-Indexed Hedged
     Global High Yield                           Mortgage-Backed
     Inflation-Indexed




This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Portfolios' Prospectuses dated April 30, 2001. Financial Statements are incorporated by reference into this SAI from the Fund's Annual Report. You can get a free copy of a Prospectus or the Fund's most recent Annual or Semi-Annual Report by contacting the Fund at (800) 762-4848. This SAI incorporates the Prospectuses by reference.

                                    CONTENTS

                                                                            PAGE
  Overview of the Fund                                                        3
      History of the Fund                                                     3
      Organization of the Fund                                                3
      Management of the Fund                                                  4
   Principal Securities Holders                                               9
   Distribution of Fund Shares                                               15
   Supplemental Portfolio Information                                        15
   Supplemental Investment Information                                       17
      Supplemental Description of Investments                                17
      Supplemental Description of Investment Techniques                      23
      Supplemental Discussion of Risks                                       23
      Supplemental Hedging Techniques                                        27
      Investment Restrictions                                                36
      Portfolio Transactions                                                 41
  Securities Valuation                                                       42
  Supplemental Tax Considerations                                            43
  Shareholder Information                                                    48
      Calculation of Performance Data                                        49
      Control Person                                                         50
      Custodian and Accounting Agent                                         50
      Transfer and Disbursing Agent                                          50
      Legal Counsel                                                          51
      Auditors                                                               51
  Financial Statements                                                       51
  Quality Rating Descriptions                                                51

                              OVERVIEW OF THE FUND

                               HISTORY OF THE FUND


The Fund commenced operations on December 6, 1989. From its inception as a Maryland corporation on February 23, 1989 to September 27, 1989, the Fund's name was "FFTW Institutional Reserves Fund, Inc." From September 27, 1989 to July 22, 1991 the Fund's name was "FFTW Reserves, Inc." On July 22, 1991 the Fund's name was changed to its present name, "FFTW Funds, Inc." The U.S. Short-Term Portfolio commenced operations on December 6, 1989, the Worldwide Portfolio commenced operations on April 15, 1992 and the Worldwide Core Portfolio commenced operations on May 19, 1992. These Portfolios were called the Short-Term Series (and prior to September 18, 1991, the FFTW Institutional Reserves Fund), Worldwide Series and Worldwide-Hedged Series (now known as the Worldwide Core Portfolio), respectively. The Limited Duration Portfolio commenced operations on July 26, 1993. The International-Hedged Portfolio (now known as the Global Tactical Exposure Portfolio) originally commenced operations on March 25, 1993, ceased operations on December 30, 1994, and recommenced operations on September 14, 1995. The International Portfolio commenced operations on May 9, 1996, the Emerging Markets Portfolio commenced operations on August 12, 1997 and the Mortgage-Backed Portfolio commenced operations on April 29, 1996. The Inflation-Indexed Hedged Portfolio commenced operations January 2, 2001. All other Portfolios of the Fund had not commenced operations as of the date of this SAI. The Board of Directors approved a name change for several Portfolios, eliminating "Fixed Income" from their name. Effective September 11, 1998, the name of the International-Hedged Portfolio was changed to Global Tactical Exposure Portfolio, the name of the Stable Return Portfolio was changed to Limited Duration Portfolio and the name of the Mortgage Total Return Portfolio was changed to the Mortgage-Backed Portfolio. Effective April 30, 2001, the name of the Worldwide-Hedged Portfolio was changed to Worldwide Core Portfolio.


                            ORGANIZATION OF THE FUND

STOCK ISSUANCE
The Fund's authorized capital stock consists of 5,000,000,000 shares, each with $.001 par value. Each Portfolio has been allocated 200,000,000 shares, with 1,200,000,000 shares unallocated.

SHAREHOLDER VOTING

Each Portfolio's shares have equal voting rights--all shareholders have one vote for each share held. All issued and outstanding shares are fully paid and non-assessable, transferable, and redeemable at net asset value at the shareholder's option. Shares have no preemptive or conversion rights.


The Fund's shares have non-cumulative voting rights. Thus, in a Board of Directors election, shareholders holding more than 50% of the voting shares can elect 100% of the Directors if they choose to do so. In such event, the holders of the remaining voting shares (less than 50%) will be unable to elect any person or persons to the Board of Directors.

CROSS PORTFOLIO LIABILITY
No Portfolio of the Fund shall be liable for the obligations of any other Portfolio.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

The Fund is managed by its Board of Directors. The individuals listed below are the officers and Directors of the Fund. An asterisk (*) placed next to the name of each Director means the director is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 ACT"), by virtue of his or her affiliation with the Fund or the Investment Adviser.



JOHN C HEAD III, 53, FUND DIRECTOR
1330 Avenue of the Americas, New York, New York. Mr. Head has been a Managing Member of Head & Company L.L.C. since 1987. He is Chairman of the Board of ESG Re Limited and a Director of PartnerRe Ltd. and other private companies.



LAWRENCE B. KRAUSE, 71, FUND DIRECTOR
University of California - San Diego ("UCSD"), La Jolla, CA. Mr. Krause is a member of the Editorial Advisory Board of the Political Science Quarterly, a member of the Council on Foreign Relations, and Vice-Chairman of the U.S. National Committee for Pacific Economic Cooperation. In December 1990, he was selected as the first holder of the Pacific Economic Cooperation Chair at UCSD. In 1989, Mr. Krause became the Director, Korea-Pacific Program at UCSD. In 1988, he was named Coordinator of the Pacific Economic Outlook Project for the Pacific Economic Cooperation Conference. Mr. Krause was the first appointment to the new Graduate School of International Relations and Pacific Studies at UCSD and joined the faculty as a professor on January 1, 1987. From 1969 - 1986, Mr. Krause was a senior fellow of the Brookings Institution. He is also an author of numerous publications. Mr. Krause is also a Trustee of FFTW's Total Return Trust and a Director of PriceSmart Inc.



*ONDER JOHN OLCAY, 64, FUND CHAIRMAN OF THE BOARD AND PRESIDENT AND CEO OF THE FUND
200 Park Avenue, New York, NY. Mr. Olcay has been a shareholder, Managing Director and Vice Chairman of the Investment Adviser since 1983. He is also a shareholder, Managing Director and Vice Chairman of Charter Atlantic Corp., and Chairman of Charter Atlantic Securities Co., which are affiliated with the Investment Adviser. Additionally, Mr. Olcay is a member of the Supervisory Board of Aegon Insurance Group.


*STEPHEN P. CASPER, 51, FUND DIRECTOR
200 Park Avenue, New York, NY. Mr. Casper has been a shareholder and Managing Director of the Investment Adviser since December 1991. In addition, Mr. Casper has been the Chief Financial Officer of the Investment Adviser since February 1990. From March 1984 through January 1990, Mr. Casper was Treasurer of Rockefeller & Company, a registered investment adviser. Mr. Casper is also a member of the Board of Directors of Fischer Francis Trees & Watts, Inc. and Mortgage-Backed Securities Clearing Corporation.


SAUL H. HYMANS, 63, FUND DIRECTOR
200 Park Avenue, New York, NY. Mr. Hymans has been a Professor of Economics at the University of Michigan since 1964, and Director of the Research Seminar in Quantitative Economics (RSQE) since 1981. He has also been a member of the Board of Directors of the National Bureau of Economic Research since 1989. In addition to his employment with the University, Mr. Hymans is also self-employed as an economic consultant.



ANDREA REDMOND, 45, FUND DIRECTOR
200 Park Avenue, New York, NY. Ms. Redmond has been Managing Director of Russell Reynolds Associates, Inc., an executive search firm, since 1989.

WILLIAM E. VASTARDIS, 45, FUND TREASURER
600 Fifth Avenue, New York, NY. Mr. Vastardis serves as Managing Director and Head of Fund Administration for Investors Capital Services, Inc. ("Investors Capital") since 1992.


TIMOTHY F. OSBORNE, 34, FUND ASSISTANT TREASURER
200 Clarendon Street, Boston, MA. Mr. Osborne has served as Director of Reporting & Compliance in the Mutual Fund Administration Department of Investors Bank & Trust Company ("Investors Bank") from 1997 to the present time. Previous to this position, he was a Manager with Investors Bank from 1995 -1997.



ROBIN MEISTER, 42, FUND SECRETARY
200 Park Avenue, New York, NY. Prior to working as legal counsel for Fischer Francis Trees & Watts, Inc. in December 1997 and joining the firm as their General Counsel in September 1998, Ms. Meister worked in private practice for a law firm and as a solo practitioner representing various financial institutions. Among others, her clients included Goldman Sachs, NatWest Bank and American Express. Ms. Meister began her career at EF Hutton and during her tenure attended the evening division of New York Law School. Upon her admission to the New York and New Jersey Bars she continued her association with EF Hutton's succeeding organizations, Shearson and Lehman Brothers and spent approximately ten years as Vice President in their General Counsel's Office.


JILL GROSSBERG, 55, FUND ASSISTANT SECRETARY
200 Clarendon Street, Boston, MA. Prior to joining Investors Bank as a Director, Ms. Grossberg was employed from 1995 to 2000 by Putnam Investments, Inc. as Associate Counsel. From 1993 to 1995, Ms. Grossberg worked at 440 Financial Group (a subsidiary of Allmerica Financial) as Associate Counsel providing administrative services to bank-sponsored mutual fund clients.


No employee of the Investment Adviser, Investors Bank or Investors Capital receives compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of the Investment Adviser, Investors Bank or Investors Capital or any of their affiliates, an annual retainer of $35,000 which is paid in quarterly installments. On November 22, 1999, the Directors established the position of lead independent Director and appointed Mr. Head to such position for a two-year term. The lead independent Director will act as spokesperson for the remaining independent Directors. The lead independent Director shall receive additional compensation of $8,750 on an annual basis, which shall be payable quarterly.



             DIRECTOR'S COMPENSATION TABLE FISCAL YEAR ENDED DECEMBER 31, 2000
----------------------------------------------------------------------------------------
                  AGGREGATE      PENSION OR           ESTIMATED       TOTAL COMPENSATION
                  COMPENSATION   RETIREMENT BENEFITS  ANNUAL          FROM REGISTRANT
                  FROM           ACCRUED AS PART      BENEFITS UPON   AND FUND COMPLEX
DIRECTOR          REGISTRANT     OF FUND EXPENSES     RETIREMENT      PAID TO DIRECTORS
--------          ----------     ----------------     ----------      ------------------
JOHN C HEAD III      $43,750          $0                 $0                  $43,750
----------------------------------------------------------------------------------------
SAUL H. HYMANS       $35,000          $0                 $0                  $35,000
----------------------------------------------------------------------------------------
LAWRENCE B. KRAUSE   $35,000          $0                 $0                  $35,000
----------------------------------------------------------------------------------------
ANDREA REDMOND       $35,000          $0                 $0                  $35,000
----------------------------------------------------------------------------------------

========================================================================================
STEPHEN P. CASPER*        $0          $0                 $0                       $0
----------------------------------------------------------------------------------------
ONDER JOHN OLCAY*         $0          $0                 $0                       $0
----------------------------------------------------------------------------------------
* Received no compensation from the Fund.
----------------------------------------------------------------------------------------

By virtue of the responsibilities assumed by the Investment Adviser, Investors Bank and Investors Capital and their affiliates under their respective agreements with the Fund, the Fund itself requires no employees in addition to its officers.


Directors and officers of the Fund collectively owned less than 1% of the Fund's outstanding shares as of April 1, 2001.


CODE OF ETHICS
The Fund, Investment Adviser and the Distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Fund, who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Portfolio. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio, subject to restrictions on investment practices that may conflict with the interests of a Portfolio.




INVESTMENT ADVISER AND SUB-ADVISER AGREEMENTS
The Fund has a separate advisory agreement with respect to each Portfolio. The Fund also has a separate sub-advisory agreement with respect to certain of the Portfolios. Pursuant to their terms, the advisory agreements between the Fund and the Investment Adviser (the "ADVISORY AGREEMENTS") and the sub-advisory agreements (the "SUB-ADVISORY AGREEMENTS") between the Investment Adviser and its affiliate, Fischer Francis Trees & Watts (the "SUB-ADVISER"), remain in effect for two years following their date of execution. Thereafter, such agreements will automatically continue for successive annual periods, provided that they are specifically approved at least annually by the Board of Directors or by the vote of a "majority" of a Portfolio's outstanding voting shares (as defined in the 1940 Act) as a single class, provided, that in either event, the continuance is also approved by:


a. at least a majority of the Board of Directors who are not "interested persons"(as defined in the 1940 Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval,


b.  the Investment Adviser, or


c.  the Sub-Adviser.


Each Advisory and Sub-Advisory Agreement is terminable without penalty:

a.  on not less than 60 days' notice by the Board of Directors,

b. by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or

c. upon not less than 60 days' notice by the Investment Adviser or the Sub-Adviser.

Each Advisory and Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

INVESTMENT ADVISER'S/SUB-ADVISER'S PAYMENT OF FUND EXPENSES
The Investment Adviser pays all of its expenses arising from its performance obligations pursuant to the Advisory Agreements, including all executive salaries and expenses of the Fund's directors,

a.  officers employed by the Investment Adviser, or

b.  its affiliates and office rent of the Fund.

The Investment Adviser will pay all of the fees payable to its affiliate as Sub-Adviser. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.




FUND'S PAYMENT OF FUND EXPENSES

Subject to the expense reimbursement provisions described in the Prospectus under "Fee Table," other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation:


a.  brokerage commissions,                 h.  expenses of printing and
                                               distributing reports to
b.  insurance premiums and extraordinary       shareholders,
    expenses such as litigation expenses,


                                           i.  expenses of printing and filing
                                               reports and other documents
                                               filed with governmental agencies,


c.  fees and expenses of independent       j.  notices and proxy materials to
    attorneys,                                 existing shareholders,

d.  auditors,                              k.  interest,

e.  custodians,                            l.  expenses of annual and special
                                               shareholders' meetings,

f.  administrators,                        m.  membership dues in the Investment
                                               Company Institute,

g.  expenses of registering and            n.  fees and expenses of directors of
    qualifying shares of the Fund under        the Fund who are not employees of
    federal and state laws and                 the Investment Adviser or its
    regulations,                               affiliates.



PORTFOLIOS' PAYMENT OF FUND EXPENSES
Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to their net assets. As compensation for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser a monthly advisory fee (U.S. Short-Term and Worldwide Portfolios pay their fees quarterly) which is calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month (quarter):

---------------------------------------------------------------------------------
PORTFOLIO                 RATES          PORTFOLIO                  RATES
---------------------------------------------------------------------------------
Mortgage LIBOR            0.30%      Global Tactical Exposure****   0.40%
U.S. Short-Term*          0.30%      Worldwide                      0.40%
Limited Duration**        0.35%      Worldwide Core *****           0.40%
Mortgage-Backed***        0.30%      International                  0.40%
Asset-Backed              0.10%      International Corporate        0.10%
High Yield                0.40%      Emerging Markets               0.75%
Enhanced Equity Market    0.35%      Global High Yield              0.50%
U.S. Treasury             0.30%      Inflation-Indexed              0.40%
U.S. Corporate            0.10%      Inflation-Indexed Hedged****** 0.40%
Broad Market              0.35%
---------------------------------------------------------------------------------


* Effective March 1, 1996, the Investment Adviser voluntarily lowered the advisory fee from 0.30% to 0.15%.
** Effective March 1, 1996, the Investment Adviser voluntarily lowered the advisory fee from 0.35% to 0.15%.
*** Effective October 1, 1997, the Investment Adviser voluntarily lowered the advisory fee from 0.30% to 0.10%.
**** Effective September 1, 1997, the Investment Adviser voluntarily lowered the advisory fee from 0.40% to 0.10%.
***** Effective July 1, 1995, the Investment Adviser voluntarily capped the Portfolio's expense ratio at 0.45%. For the fiscal year ended December 31, 2000, the adviser was paid at a rate of 0.26%.
****** Effective May 1, 2000, the Investment Adviser voluntarily lowered the advisory fee from 0.40% to 0.20%.


For the last three fiscal years, the amount of advisory fees (net of waivers and reimbursements) paid by each Portfolio was as follows:


-------------------------------------------------------------------------------
PORTFOLIO NAME                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC.31, 2000      DEC.31, 1999     DEC.31, 1998
-------------------------------------------------------------------------------
U.S. Short-Term                746,934           830,461            856,044
Limited Duration               108,182            95,784            109,507
Mortgage-Backed                319,394           606,620            843,247
Global Tactical Exposure        64,705           384,911            334,646
Worldwide                      456,491           245,735            323,633
Worldwide Core                 535,465           484,357            415,539
International                  384,114           367,580            269,258
Emerging Markets               601,452         1,251,344          1,191,914




ADMINISTRATION AGREEMENT
Pursuant to an Administration Agreement dated May 29, 1998, Investors Capital serves as the Fund's Administrator. Investors Capital (with assistance from its affiliate, Investors Bank) assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services. Pursuant to its terms, the Administration Agreement between the Fund and Investors Capital, a Delaware corporation, will automatically continue for successive annual periods subject to the approval of the Fund's Board of Directors.

The Fund pays Investors Capital a monthly fee at an annual rate of 0.07% of the Fund's average daily net assets on the first $350 million, 0.05% thereafter up to $2 billion, 0.04% thereafter up to $5 billion, and 0.03% on assets over $5 billion. The Fund also reimburses Investors Capital for certain costs. In addition, the Fund has agreed to pay Investors Capital an incentive fee for reducing a Portfolio expense ratio of one or more of the Fund's Portfolios below a specified expense ratio. The maximum incentive fee is 0.02% of the average daily net assets of a Portfolio.





For the last three fiscal years, the amount of administration fees paid by each Portfolio were as follows:


-------------------------------------------------------------------------------
PORTFOLIO NAME                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                               DEC.31, 2000      DEC.31, 1999     DEC.31, 1998
-------------------------------------------------------------------------------
U.S. Short-Term                210,558            248,144            323,059
Limited Duration                49,452             44,367             41,257
Mortgage-Backed                167,821            379,291            556,090
Global Tactical Exposure        55,208            261,177            237,408
Worldwide                       60,652             33,611             42,545
Worldwide Core                 130,668            113,137            107,615
International                   56,464             46,333             37,219
Emerging Markets                58,147            113,137            112,704




                          PRINCIPAL SECURITIES HOLDERS


                            U.S. SHORT-TERM PORTFOLIO


As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------  ------------------------------------------
    PHILIP MORRIS COMPANIES, INC.                          26.24%
    ATTN: MARK WERNER
    (MASTER TRUST)
    120 PARK AVENUE
    NEW YORK, NY  10017-5523

    THE DOW CHEMICAL COMPANY                               18.03%
    EMPLOYEES RETIREMENT PLAN
    ATTN: WILLIAM H. FALK
    DORINCO 100
    MIDLAND, MI  48674

    MONSANTO SAVINGS AND INVESTMENT PLAN'S                 11.52%
    (SIP) FIXED INCOME FUND CASH BUFFER
    C/O FISCHER FRANCIS TREES & WATTS, INC.
    200 PARK AVENUE,  46TH FLOOR
    NEW YORK,  NY  10166


                                       9


    MONSANTO COMPANY MASTER TRUST                          11.06%
    C/O FISCHER FRANCIS TREES & WATTS,  INC.
    200 PARK AVENUE,  46TH FLOOR
    NEW YORK,  NY  10166

    THE SOLUTIA INC SAVINGS AND INVESTMENT                 6.26%
    PLAN CASH BUFFER
    C/O FISCHER FRANCIS TREES & WATTS,  INC.
    200 PARK AVENUE,  46TH FLOOR
    NEW YORK,  NY  10166

    TIFF ABSOLUTE RETURN POOL                              6.07%
    CAYMAN ISLANDS EXEMPTED COMPANY
    WILLIAM E. VASTARDIS
    AUTHORIZED AGENTS
    600 FIFTH AVENUE,  26TH FLOOR
    NEW YORK,  NY  10020


                           LIMITED DURATION PORTFOLIO

As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER                       PERCENT OF PORTFOLIO
------------------------------------                       ---------------------
FIDELITY INVESTMENTS INSTITUTIONAL                         37.48%
OPERATIONS CO., INC.
FIIOC AS AGENT FOR CERTAIN EMPLOYEE
BENEFIT PLANS
100 MAGELLAN WAY (KW1C)
COVINGTON, KY 41017-1987

ROCKDALE HEALTH SYSTEM INC.                                26.91%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

MCKINSEY MASTER RETIREMENT TRUST                           13.01%
STTN: JAMES FARRELL
114 WEST 47TH ST,  20TH FLOOR
NEW YORK, NY 10036

CORPORATION FOR SUPPORTIVE HOUSING                         11.82%
ATTN: CARLA JAVITS, PRESIDENT
50 BROADWAY, SUITE 1700
NEW YORK, NY 10004

CONWAY HOSPITAL, INC.                                      9.67%
C/O CENTURA BANK
ATTN: JIM WRIGHT
200 PROVIDENCE RD., SUITE 300
CHARLOTTE, NC 28207

                            MORTGAGE-BACKED PORTFOLIO

As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER                       PERCENT OF PORTFOLIO
------------------------------------                       ---------------------
THE NORTHERN TRUST CO.                                     25.31%
TR U/A DTD 4/1/93 FBO MONSANTO
DEFINED CONTRIBUTION AND EMPLOYEE
STOCK OWNERSHIP TRUST
PO BOX 92956 (22-33706)
CHICAGO, IL 60675

HARBOR CAPITAL GROUP TRUST FOR                             23.72%
DEFINED BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

INTERNATIONAL BANK FOR RECONSTRUCTION                      22.83%
AND DEVELOPMENT RETIREMENT STAFF
BENEFITS PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

THE SOLUTIA INC. SAVINGS AND                               11.70%
INVESTMENT PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

INTERNATIONAL BANK FOR RECONSTRUCTION                      7.54%
AND DEVELOPMENT STAFF RETIREMENT PLAN
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166

REICHHOLD CHEMICALS, INC.                                  6.41%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166




                       GLOBAL TACTICAL EXPOSURE PORTFOLIO

As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------                       ---------------------
HARBOR CAPITAL GROUP TRUST FOR DEFINED                     52.01%
BENEFIT PLANS
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166


                                       11

THE NORTHERN TRUST CO.                                     18.96%
TR U/A DTD 4/1/93 FBO MONSANTO DEFINED
CONTRIBUTION AND EMPLOYEE STOCK
OWNERSHIP TRUST
PO BOX 92956 (22-33706)
CHICAGO, IL 60675

WILLIAM J. ROMIG, TREASURER                                12.56%
RETIREMENT PLAN OF NORFOLK SOUTHERN CO.
AND PARTICIPATING SUBSIDIARY COMPANIES
C/O NORFOLK SOUTHERN COMPANIES
THREE COMMERCIAL PLACE
NORFOLK, VA 23510

REICHHOLD CHEMICALS, INC.                                  10.46%
C/O FISCHER FRANCIS TREES & WATTS INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166


                                 WORLDWIDE PORTFOLIO


As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------                       ---------------------
H E B INVESTMENT & RETIREMENT PLAN TRUST                   19.62%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

BOST & CO. A/C RTCF98527002                                18.27%
MUTUAL FUND OPERATIONS
PO BOX 3198
PITTSBURGH, PA 15230-3198

CHRISTIAN CHURCH FOUNDATION                                9.46%
COMMON BALANCED FUND
ATTN: BRADLEY J. HERNDON
PO BOX 1986
INDIANAPOLIS, IN 46206-1986

ANGLERBASS & CO.                                           9.40%
ATTN: STEVEN PINTO
200 NEWPORT AVE.
7TH FLOOR
NORTH QUINCY, MA 02171

COMMUNITY FOUNDATION FOR SOUTHEASTERN MICHIGAN             8.68%
ATTN: MARIAM C. NOLAND, PRESIDENT
333 WEST FORT STREET, SUITE 2010
DETROIT, MI 48226

CHRISTIAN CHURCH FOUNDATION                                6.57%
BEASLEY GROWTH FUND
ATTN: BRADLEY J. HERNDON
PO BOX 1986
INDIANAPOLIS, IN 46206-1986


                                       12

MUNSON WILLIAMS PROCTOR ARTS INSTITUTE                     6.26%
C/O FISCHER FRACIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YOR, NY 10166

GENEVA REGIONAL HEALTH SYSTEM, INC.                        5.54%
ATTN: ACCOUNTING DEPT.
196 NORTH STREET, GENEVA, NY 14456

THE CHASE MANHATTAN BANK                                    5.16%
FBO ROCHESTER GENERAL PENSION A/C
ATTN: MUTUAL FUNDS
PO BOX 31412
ROCHESTER, NY 14603-1412


                            WORLDWIDE CORE PORTFOLIO


As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------                       ---------------------

MAC & CO.                                                  38.46%
A/C CLSF5049662
MUTUAL FUNDS OPERATIONS
P.O. BOX 3198
PITTSBURGH, PA 15230

MITRA & CO.                                                15.20%
C/O MARSHALL & ILSLEY TRUST COMPANY
PO BOX 2977
MILWAUKEE, WI 53202

VERB & CO.                                                 15.06%
FBO COMMUNITY FOUNDATION SILICON VALLEY
4380 SW MACADAM, SUITE 450
PORTLAND, OR 97201


THE NORTHERN TRUST COMPANY                                 9.45%
TR U/A DTD 06/30/95 MARS BENEFIT TRUST
PO BOX 92956
ATTN: MUTUAL FUNDS C 15
CHICAGO, IL 60675

LAW SCHOOL ADMISSION COUNCIL, INC.                         8.39%
ATTN: MS. ADELE SKOLITS VICE PRESIDENT
BOX 40
NEWTOWN, PA 18940-0040

WENDEL & CO.
A/C 706020                                                 7.98%
THE BANK OF NEW YORK MUTUAL FUND/REORG DEPT.
PO BOX 1066, WALL STREET STATION
NEW YORK, NY 10268

                             INTERNATIONAL PORTFOLIO


As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------                       ---------------------
EVELYN AND WALTER HAAS, JR. FUND                           18.66%
IRA S. HIRSCHFIELD, PRESIDENT/TRUSTEE
ONE LOMBARD STREET, SUITE 305
SAN FRANCISCO, CA  94111

JEWISH FEDERATION OF METRO CHICAGO                         17.26%
JEFFREY C. KING, CONTROLLER
1 SOUTH FRANKLIN STREET, #625
CHICAGO, IL 60606

COLONIAL WILLIAMSBURG FOUNDATION                           13.52%
PO BOX 1776
WILLIAMSBURG, VA 23187-1776

NORTHERN TRUST COMPANY, TTEE                               12.45%
FBO GATX MASTER RETIREMENT TRUST
U/A DTD 12/19/79, A/C 22 54108
PO BOX 92956
801S. CANAL STREET C1S
CHICAGO, IL 60675-2956

STATE STREET BANK & TRUST                                  9.70%
TR U/A DTD 10/1/85
RETIREMENT INCOME PLAN FOR EMPLOYEES
OF COLONIAL WILLIAMSBURG
PO BOX 1776
WILLIAMSBURG, VA 23187-1776

MERFARM & CO.                                              6.05%
ATTN: TRUST OPERATIONS
PO BOX 8490
BURLINGTON, VT 05402-8490

MAC & COMPANY                                              5.65%
PO BOX 3198
PITTSBURGH, PA 15230-3198


                           EMERGING MARKETS PORTFOLIO

As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


NAME AND ADDRESS OF BENEFICIAL OWNER:                      PERCENT OF PORTFOLIO:
------------------------------------                       ---------------------
SAN FRANCISCO CITY & COUNTY EMPLOYEES                      45.89%
RETIREMENT SYSTEM
C/O FISHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166


                                       14

THE 1199 HEALTH CARE EMPLOYEES PENSION PLAN                27.09%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

MARS RETIREMENT TRUST                                      11.54%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE, 46TH FLOOR
NEW YORK, NY 10166

MONSANTO COMPANY MASTER TRUST                              8.06%
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166


                      INFLATION-INDEXED HEDGED PORTFOLIO


As of April 1, 2001, the following persons held 5% or more of the outstanding shares of Common Stock, par of $.001 per share, as beneficial owners:


MCKINSEY MASTER RETIREMENT TRUST                           100%
TREASURY INFLATION PROTECED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVE, 46TH FLOOR
NEW YORK, NY 10166


                           DISTRIBUTION OF FUND SHARES


Shares of the Fund are distributed by First Fund Distributors, Inc. ("First Fund"), pursuant to a Distribution Agreement dated as of January 1, 2000, by and among the Fund, Investors Bank and First Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. Investors Bank pays the distribution fees and FFTW pays all other fees and expenses related to distribution. The Fund and First Fund have agreed to indemnify one another against certain liabilities.


Investors should note that not every Portfolio of FFTW Funds, Inc. listed in the Prospectus is registered in your state. If a Portfolio is not registered in your state, you may not purchase shares of that Portfolio.




                       SUPPLEMENTAL PORTFOLIO INFORMATION
                               PORTFOLIO TURNOVER


The following table represents each Portfolio's portfolio turnover for the fiscal year ended December 31, 2000. Actual turnover may be higher than what is set forth below, depending on current market conditions. The Inflation-Indexed Hedged Portfolio had not commenced operations as of December 31, 2000.

--------------------------------------------------------------------------------
PORTFOLIO NAME                                           PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
U.S. Short Term Portfolio                                              214%
--------------------------------------------------------------------------------
Limited Duration Portfolio                                             327%
--------------------------------------------------------------------------------
Mortgage-backed Portfolio                                              699%
---------------------------------------------------------------------------------
Global Tactical Exposure                                               627%
--------------------------------------------------------------------------------
Worldwide Portfolio                                                    493%
--------------------------------------------------------------------------------
Worldwide Core Portfolio                                               549%
--------------------------------------------------------------------------------
International Portfolio                                                508%
--------------------------------------------------------------------------------
Emerging Markets Portfolio                                             169%
--------------------------------------------------------------------------------


                         ANTICIPATED PORTFOLIO TURNOVER


The following table represents each Portfolio's anticipated portfolio turnover ranges for those portfolios that have not commenced operations as of December 31, 2000.



--------------------------------------------------------------------------------
PORTFOLIO NAME                                   ANTICIPATED PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
Mortgage Libor Portfolio                        Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Asset-backed Portfolio                          Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
High Yield Portfolio                            Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Enhanced Equity Portfolio                       Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
U.S. Treasury Portfolio                         Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
U.S. Corporate Portfolio                        Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Broad Market Portfolio                          Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
International Corporate Portfolio               Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Global High-yield Portfolio                     Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Inflation-indexed Portfolio                     Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------
Inflation-indexed Hedged Portfolio              Between 500% and 1,000% Per Year
--------------------------------------------------------------------------------



                           MORTGAGE LIBOR PORTFOLIO

The term "LIBOR" is an acronym for London InterBank Offered Rate. LIBOR is the rate that most creditworthy international banks dealing in Eurodollars charge each other for large loans. LIBOR is used as the base for other large Eurodollar loans to less creditworthy corporations and governments. For purposes of this Portfolio, home equity loans are considered mortgage-backed securities.


                            U.S. SHORT-TERM PORTFOLIO


Shares of the U.S. Short-Term Portfolio are not guaranteed by the U.S. Government. The U.S. Short-Term Portfolio is not a "money market fund" and may engage in investments not permitted by money market funds under applicable regulations.


                             U.S. TREASURY PORTFOLIO

Investors in most jurisdictions will be provided with income exempt from state and local tax. Consult with a tax adviser to determine if your state and local tax laws exempt income derived from U.S. Treasury mutual fund portfolios.

                       SUPPLEMENTAL INVESTMENT INFORMATION

                    SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS


The different types of securities in which the Portfolios may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "INVESTMENT INFORMATION." Additional information concerning the characteristics of certain of the Portfolio's investments is set forth below.


U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES
U.S. Treasury and U.S. Government Agency Securities differ primarily in their interest rates, the lengths of their maturities and the dates of their issuance. While these securities are issued under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

FOREIGN GOVERNMENT AND INTERNATIONAL AND SUPRANATIONAL AGENCY SECURITIES Obligations issued by foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government, or several foreign governments. Examples of international and supranational entities include the following entities:

a.  International Bank for Reconstruction, and Development ("WORLD BANK");

b.  European Steel and Coal Community;

c.  Asian Development Bank, the European Bank for Reconstruction; and

d.  Development and the Inter-American Development Bank.

The governmental members, or "shareholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

BANK OBLIGATIONS
Each Portfolio limits its U.S. bank obligation investments to U.S. banks meeting the Investment Adviser's creditworthiness criteria. Each applicable Portfolio limits its investments in foreign bank obligations to foreign banks (including U.S. branches of foreign banks) meeting the Investment Adviser's or the Sub-Adviser's investment quality standards. Generally, such foreign banks must be comparable to obligations of U.S. banks in which each Portfolio may invest.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS
When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Repurchase transactions allow the Portfolio to earn a return on available cash at minimal market risk. The Portfolio may be subject to various delays and risks of loss should the vendor become subject to a bankruptcy proceeding or if it is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

Repurchase and reverse repurchase agreements may also involve foreign government securities with which there is an active repurchase market. The Investment Adviser expects that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks. The member countries of the OECD are: Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Japan, Korea, Luxembourg, Mexico, Netherlands, New Zealand, Norway, Poland, Portugal, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States.

DOLLAR ROLL TRANSACTIONS

"Dollar roll" transactions occur when a Portfolio sells mortgage-backed securities to a bank or broker-dealer (the "COUNTERPARTY") along with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a predetermined forward price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The forward (purchase) price may be higher or lower than the back (sale) price, depending on the projected interim cash flows and the financing rate for the securities during the period. Dollar rolls may be renewed over a period of several months with a new sale and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. The transaction may be preceded by a firm commitment agreement, pursuant to which, the Portfolio agrees to buy a security on a future date. To prevent the Portfolio from using dollar roll transactions as a means of adding leverage beyond allowable limits, cash, U.S. Government securities or other appropriate securities will be segregated in an amount sufficient to meet its purchase obligations under the transactions.


Dollar roll transactions are similar to reverse repurchase agreements in that they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, the Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the interest the Portfolio receives by reinvesting the cash, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.


MORTGAGE-BACKED SECURITIES
Mortgage-backed securities can be issued in multiple classes. Such securities are called multi-class mortgage-backed securities ("MBS") and the classes are often referred to as "tranches." MBS securities are issued at a specific fixed or floating coupon rate and have a stated maturity or final distribution date. Principal prepayment on the underlying assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal and interest on the underlying assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the underlying assets are applied to the classes of a series of a MBS in the order of their respective stated maturities. No payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

OTHER ASSET-BACKED SECURITIES
The Investment Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be developed and offered to investors in the future. Certain asset-backed securities have already been offered to investors including securities backed by automobile loans and credit card receivables. Consistent with each Portfolio's investment objectives and policies, a Portfolio may invest in other types of asset-backed securities, as they become available.

ZERO COUPON SECURITIES AND CUSTODIAL RECEIPTS
Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons or receipts for their underlying principal (the "COUPONS") which have been separated by their holder. Holders are typically custodian banks or investment brokerage firms. A holder will separate the interest coupons from the underlying principal (the "CORPUS") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that for Federal tax and securities law purposes, purchasers of such certificates, such as a Portfolio, will most likely be deemed the beneficial holders of the underlying U.S. Treasury securities.

Recently, the Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a Portfolio can have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of holding certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.


LOAN PARTICIPATIONS AND ASSIGNMENTS A loan participation and/or assignment is an interest in a fixed or floating rate loan ("Loan") arranged through private negotiations between an entity whose securities a Portfolio could have purchased directly (a "Borrower") and one or more financial institutions ("Lenders"). A Portfolio may invest in Loans in the form of assignments ("Assignments") of all or a portion of Loans from third parties or in the form of Participations ("Participations"). When a Portfolio purchases an Assignment from a Lender, the Portfolio will acquire direct rights against the Borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. When a Portfolio purchases a Participation, the Portfolio will have a contractual relationship only with the Lender, and not the Borrower. The

Portfolio will have the right to receive payments of principal, interest and any fee to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. Because an investment in a Participation is subject to the credit risk of both the Borrower and the Lender, a Portfolio will acquire a Participation only if the Lender interpositioned between the Portfolio and the Borrower is determined by the Adviser to be creditworthy.


VARIABLE AMOUNT MASTER DEMAND NOTES

Variable amount master demand notes are investments of fluctuating amounts and varying interest rates made pursuant to direct arrangements between a Portfolio (as lender) and a borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally non-transferable, nor are they ordinarily rated by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

CURRENCY-INDEXED NOTES
In selecting the two currencies with respect to which currency-indexed notes are adjusted, the Investment Adviser and the Sub-Adviser will consider the correlation and relative yields of various currencies. A Portfolio may purchase a currency-indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will fluctuate in response to any changes in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable a Portfolio to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive market rate of return. Each Portfolio will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES
Principal exchange rate linked securities (or "PERLs") are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar. PERLs are adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse principal exchange rate linked securities differ from "standard" PERL securities in that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of the foreign currency. Security interest payments are generally made in U.S. dollars at rates reflecting the degree of foreign currency risk assumed or given up by the note's purchaser.

PERFORMANCE INDEXED PAPER
Performance indexed paper (or "PIPs") is U.S. dollar-denominated commercial paper, whose yield is linked to certain foreign exchange rate movements. The investor's yield on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency. This yield is within a stipulated range of return at the time the obligation was purchased, lying within a guaranteed minimum rate below and a potential maximum rate of return above market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of investment return correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

OTHER FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES
Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, a Portfolio may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. The Portfolio's investment Adviser or the Sub-Adviser bases its decision to invest in any future foreign currency exchange-related securities on the same general criteria applicable to the Investment Adviser's or Sub-Adviser's decision for such Portfolio to invest in any debt security. This includes the Portfolio's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to the Investment Adviser's or Sub-Adviser's analysis of interest rates, issuer risk and other factors.

SECURITIES DENOMINATED IN MULTI-NATIONAL CURRENCY UNITS OR MORE THAN ONE
CURRENCY
An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"). The ECU is a "basket" consisting of specified currency amounts of the member states of the European Community, a Western European economic cooperative organization. The specific currency amounts comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities.

FOREIGN CURRENCY WARRANTS
Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants entitling the holder to receive a cash amount from their issuer (generally, for warrants issued in the United States in U.S. Dollars). This cash amount is calculated pursuant to a predetermined formula, based on the exchange rate between a specified foreign currency and the U.S. Dollar as of the exercise date of the warrant. Foreign currency warrants are generally exercisable when issued and expire at a specified date and time. Foreign currency warrants have been issued in connection with U.S. Dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. Dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are subject to other risks associated with foreign securities, including risks arising from complex political or economic factors.


INFLATION-INDEXED SECURITIES
As of March 31, 2001, inflation-indexed securities are issued by the U.S. Treasury and by governments of Australia, Canada, France, New Zealand, Sweden and the United Kingdom. In each country, the principal value of the security is adjusted either upward or downward to reflect changes in the rate of inflation, and interest is paid at the coupon rate on the adjusted principal value of the bond. Inflation adjustments are made based upon a country specific index. Repayment of the principal value upon maturity is the responsibility of the government of the country issuing the bonds. The current market value of inflation-indexed securities will fluctuate based on changes in real yields and is not guaranteed.


Inflation protected securities issued by the U.S. Treasury are also called "TIPS". The par value of these securities is adjusted daily for inflation based upon the Consumer Price Index non-seasonally adjusted. A semi-annual coupon payment of fixed real interest is paid on the adjusted par amount. The original principal value of TIPS is guaranteed, even during a period of deflation. The par value of a TIPS bond at maturity will be the greater of the original principal or the inflation adjusted principal.


The process for adjusting the principal value of inflation-indexed securities in Australia, Canada, France, New Zealand, Sweden and the United Kingdom is similar but not identical to the process used in the United States. In addition, these countries may, or may not, provide a guarantee of principal value at maturity, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The index that measures inflation in each country is provided below:



     Australia: Australian consumer price index



     Canada: Canadian consumer price index



     France: French consumer price index ex tobacco


     New Zealand: New Zealand consumer price index



     Sweden: Swedish consumer price index



     United Kingdom: United Kingdom retail price index



MUNICIPAL INSTRUMENTS
Municipal notes include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales. Municipal bonds may be issued to raise money for various public purposes, and include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Industrial development revenue bonds are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are generally considered to have more potential risk than general obligation bonds.

Municipal obligation rates can be floating, variable or fixed. The values of floating and variable rate obligations are generally more stable than those of fixed rate obligations in response to changes in interest rate levels. Variable and floating rate obligations usually carry rights permitting a Portfolio to sell them upon short notice at par value plus accrued interest. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit (conditional commitments to lend) or letters of credit, (which are ordinarily irrevocable) issued by domestic banks or foreign banks having a United States branch, agency or subsidiary. When considering whether an obligation meets a Portfolio's quality standards, the Investment Adviser will look at the creditworthiness of the party providing the right to sell as well as to the quality of the obligation itself.


Municipal securities may be issued to finance private activities, the interest from which is an item of tax preference for purposes of the federal alternative minimum tax. Such "private activity" bonds might include industrial development revenue bonds, and bonds issued to finance such projects as solid waste disposal facilities, student loans or water and sewage projects.



                SUPPLEMENTAL DESCRIPTION OF INVESTMENT TECHNIQUES

BORROWING
Each Portfolio may borrow money temporarily from banks when:

a.  it is advantageous to do so in order to meet redemption requests,

b. a Portfolio fails to receive transmitted funds from a shareholder on a timely basis,

c.  the custodian of the Fund fails to complete delivery of securities sold, or

d. a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio.

In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and/or dollar roll transactions and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements.




SECURITIES LENDING
With the exception of U.S. Short-Term, each Portfolio may lend out its investment securities. The value of these securities may not exceed 33 1/3% of the Portfolio's total assets. Such securities may be lent to banks, brokers and other financial institutions if it receives in return, collateral in cash, U.S. Government Securities or irrevocable bank stand-by letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may terminate the loans at any time and the relevant Portfolio will then receive the loaned securities within five days. During the loan period, the Portfolio receives the income on the loaned securities and a loan fee thereby potentially increasing its total return.

                    SUPPLEMENTAL DISCUSSION OF RISKS

The risks associated with the different types of securities in which the Portfolios may invest are described in the Prospectus under "INVESTMENT INFORMATION." Additional information concerning risks associated with certain of the Portfolio's investments is set forth below.

FOREIGN INVESTMENTS
Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets. Thus, many foreign company securities are less liquid and their prices are more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of portfolio assets remains uninvested, earning no return. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose portfolio securities due to settlement problems could result either in portfolio losses due to subsequent declines in portfolio security value or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Comparatively speaking, there is less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. In addition, a foreign government may impose exchange control regulations, which may impact currency exchange rates.

FOREIGN BANK OBLIGATIONS
Foreign bank obligations involve somewhat different investment risks than those affecting obligations of United States banks. Included in these risks are possibilities that:


a. investment liquidity may be impaired due to future political and economic developments;


b. their obligations may be less marketable than comparable obligations of United States banks;

c. a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations;

d.  foreign deposits may be seized or nationalized;

e. foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations;

f. the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or

g. the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.

Foreign banks are not generally subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in some foreign countries are subject to additional risks because they engage in commercial banking and diversified securities activities.

DOLLAR ROLL TRANSACTIONS
Dollar roll transactions involve potential risks of loss, which differ from those relating to the securities underlying the transactions. For example, should the counterparty become insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security which the Portfolio is required to buy under the dollar roll may be worth less than an identical security. There can be no assurance that a Portfolio's use of the cash it receives from a dollar roll will provide a return exceeding borrowing costs.

MORTGAGE AND ASSET-BACKED SECURITIES
Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("SECURITIZED Assets") generally increase with falling interest rates and decrease with rising interest rates. Repayment rates are often influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

New forms of asset-backed securities are continuously being created. While Portfolios only invest in asset-backed securities the Investment Adviser believes are liquid, market experience in some of these securities is limited and liquidity may not have been tested in market cycles.

FORWARD COMMITMENTS
Portfolios may purchase securities on a when-issued or forward commitment basis. These transactions present a risk of loss should the value of the securities to be purchased increase prior to the settlement date and the counterparty to the trade fail to execute the transaction. If this were to occur, the Portfolio's net asset value, including a security's appreciation or depreciation purchased on a forward basis, would decline by the amount of such unrealized appreciation.

LOAN PARTICIPATIONS AND ASSIGNMENTS Portfolios generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights or set-off against the Borrower, and Portfolios may not benefit directly from any collateral supporting the Loan in which they have purchased a Participation. As a result, a Portfolio will assume the credit risk of both the Borrower and the Lender that is selling the Participation. It may be necessary under the terms of a Participation for a Portfolio to assert through the Lender, such rights as may exist against the Borrower should the Borrower fail to pay principal and interest when due or otherwise default on the Loan. As a result, a Portfolio could be subject to delays, expenses and risks which are greater than those which would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the Borrower. In the event of bankruptcy or insolvency of a Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. In the event of the bankruptcy or insolvency of the Borrower, the Loan underlying a Participation might be subject to certain defenses that can be asserted by the Borrower as a result of improper conduct by the Lender.


In the event market prices are not readily available, Assignments and Participations will be valued at their fair value, as determined in accordance with procedures adopted by the Fund's Board of Directors.



INFLATION-INDEXED SECURITIES
The U.S. Treasury issued its first Treasury Inflation Protected Security in 1997 and the trading history for these bonds is limited. As of March 31, 2001, total issuance was $127.2 billion based on market value. Because of the size and short trading history in these securities, there can be no assurance that a liquid market in these securities will develop in the future. Illiquid markets may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. There is no assurance that the Consumer Price Index used by the U.S. Treasury will accurately measure the rate of price inflation for goods and services. The Portfolio may utilize currency hedging techniques to hedge its securities. Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. Some countries may not guarantee the principal value of the inflation protected bonds that they issue, in which case, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


HIGH YIELD/HIGH RISK DEBT SECURITIES
The High Yield, Emerging Markets and Global High Yield Portfolios will invest most of their assets in debt securities which are rated below investment-grade--that is, rated below Baa by Moody's or BBB by S&P, and in unrated securities judged to be of equivalent quality by the Investment Adviser or Sub-Adviser. Securities below investment grade carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater rice volatility and risk of principal and income. These securities may be less liquid than securities in the higher rating categories and are considered to be speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See "Quality Ratings Descriptions" in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have in the past, and could in the future, disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stresses, which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Portfolio to accurately value high yield securities it holds and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Investment Adviser and Sub-Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolio's investment objective by investment in such securities may be more dependent on the Investment Adviser's or Sub-Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Investment Adviser or Sub-Adviser will determine whether it is in the best interest of the Portfolio to retain or dispose of such security. Prices for below investment-grade securities may be affected by legislative and regulatory developments.

                      SUPPLEMENTAL HEDGING TECHNIQUES


Each of the Portfolios may enter into forward foreign currency contracts (a "FORWARD CONTRACT") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts and options on foreign currency futures contracts. These contracts are primarily entered into to protect against a decrease in the U.S. dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Under normal circumstances, Worldwide Core and Inflation-Indexed Hedged intends to hedge its currency exchange risk to the extent feasible, but there can be no assurance that all of the assets of each Portfolio denominated in foreign currencies will be hedged at any time, or that any such hedge will be effective. Each of the other Portfolios may at times, at the discretion of the Investment Adviser and the Sub-Adviser, hedge all or some portion of its currency exchange risk.


Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund's ability to pursue these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies. (See: "Investment Information" in the Prospectus and "Supplemental Tax Considerations" below for more information on hedging.)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS & ASSOCIATED RISKS
Each Portfolio may, and generally certain Portfolios will, purchase and sell forward contracts. A forward contract obligates one party to purchase and the other party to sell a definite foreign currency amount at some specified future date. Purchasing or selling forward contracts may help offset declines in the U.S. dollar-equivalent value of a Portfolio's foreign currency denominated assets and the income available for distribution to Portfolio shareholders. These declines in the U.S. dollar-equivalent value may be the result of adverse exchange rate changes between the U.S. dollar and the various foreign currencies in which a Portfolio's assets or income may be denominated. The U.S. dollar-equivalent value of the principal amount of and rate of return on foreign currency denominated securities will decline should the U.S. dollar exchange rate rise in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

In addition to entering into forward contracts with respect to assets that a Portfolio holds (a "POSITION HEDGE"), the Investment Adviser or the Sub-Adviser may purchase or sell forward contracts or foreign currency options in a particular currency with respect to specific anticipated transactions (a "TRANSACTION HEDGE"). By purchasing forward contracts, the Investment Adviser or Sub-Adviser can establish the exchange rate at which a Portfolio will be entitled to exchange U.S. dollars for a foreign currency or a foreign currency for U.S. dollars at some point in the future. Thus, such contracts may lock in the U.S. dollar cost of purchasing foreign currency denominated securities, or set the U.S. dollar value of the income from securities it owns or the proceeds from securities it intends to sell.

While the use of foreign currency forward contracts may protect a Portfolio against declines in the U.S. dollar-equivalent value of the Portfolio's assets, such use will also reduce the possible gain from advantageous changes in the value of the U.S. dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar-equivalent value of the prices of or rates of return on the assets held in the Portfolio.

The use of such techniques will subject the Portfolio to certain risks:

a. the foreign exchange markets can be highly volatile and are subject to sharp price fluctuations;

b. trading forward contracts can involve a degree of leverage, and relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the investor;

c. trading losses that are not offset by corresponding gains in assets being hedged could reduce the value of assets held by a Portfolio;

d. the precise matching of the forward contract amounts and the value of the hedged portfolio securities involved will not generally be possible. The future value of such foreign currency denominated portfolio securities will change as a consequence of market movements in the value of those securities. This change is unrelated to fluctuations in exchange rates and the U.S. dollar-equivalent value of such assets between the date the forward contract is entered into and the date that it is sold. Thus, it may be necessary for a Portfolio to purchase additional foreign currency in the cash market (and bear the expense of such purchase), if the market value of the security is less than the amount of the foreign currency it may deliver, pursuant to the forward contract.

The success of any currency hedging technique depends on the ability of the Investment Adviser or Sub-Adviser to predict correctly, movements in foreign currency exchange rates. If the Investment Adviser or Sub-Adviser incorrectly predicts the direction of such movements, or if unanticipated changes in foreign currency exchange rates occur, a Portfolio's performance may decline because of the use of such contracts. The accurate projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Portfolio costs of engaging in foreign currency forward contracts will vary with factors such as:

a.  the foreign currency involved;

b.  the length of the contract period; and

c. the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar.

Furthermore, the Investment Adviser or Sub-Adviser may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Portfolio's portfolio securities may be denominated. In those circumstances, the correlation between movement in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, the Portfolio generally will be exposed to the credit risk of its counterparty. Should a Portfolio enter into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale or trading of such contracts, and may impose limits on price moves. Such limits may affect significantly, the ability to trade the contract or otherwise, to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contracts. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge foreign currency portfolio securities may reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

OTHER STRATEGIES OF CERTAIN PORTFOLIOS
Certain Portfolios may use forward contracts to hedge the value of portfolio securities against changes in exchange rates. These Portfolios may attempt to enhance its portfolio return by entering into forward contracts and currency options, as discussed below, in a particular currency in an amount in excess of the value of its assets denominated in that currency or when it does not own assets denominated in that currency. If the Investment Adviser or Sub-Adviser is not able to predict correctly the direction and extent of movements in foreign currency exchange rates, entering into such forward or option contracts may decrease rather than enhance the Portfolio's return. In addition, if the Portfolio enters into forward contracts when it does not own assets denominated in that currency, the Portfolio's volatility may increase and losses on such contracts will not be offset by increases in the value of portfolio assets.

OPTIONS ON FOREIGN CURRENCIES
Each Portfolio may purchase and sell (or write) put and call options on foreign currencies protecting against:

a. a decline in the U.S. dollar-equivalent value of its portfolio securities or payments due thereon, or

b. a rise in the U.S. dollar-equivalent cost of securities that it intends to purchase.

A foreign currency put option grants the holder the right, but not the obligation to sell a specified amount of a foreign currency to its counterparty at a predetermined price on a later date. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase a specified amount of a foreign currency at a predetermined price at a later date.

As in the case of other types of options, a Portfolio's benefits from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction, or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options, requiring them to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option most likely will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised, allowing the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If movement in the expected direction does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

OPTIONS ON SECURITIES
Each Portfolio may also enter into closing sale transactions with respect to options it has purchased. A put option on a security grants the holder the right, but not the obligation, to sell the security to its counterparty at a predetermined price at a later date. Conversely, a call option on a security grants the holder the right, but not the obligation, to purchase the security underlying the option at a predetermined price at a later date.

Normally, a Portfolio would purchase put options in anticipation of a decline in the market value of securities it holds or securities it intends to purchase. If a Portfolios purchases a put option and the value of the security decreases below the strike price of the option, the Portfolio has the right to sell that security to its counterparty for the strike price (or realize the value of the option by entering into a closing transaction). Thus, the Portfolio would protect itself against any further decrease in the value of the security during the term of the option.

Conversely, if the Investment Adviser or Sub-Adviser anticipates that a security that it intends to acquire will increase in value, it might cause a Portfolio to purchase a call option on that security or securities similar to that security. If the value of the security does rise, the call option may wholly or partially offset the increased price of the security. As in the case of other types of options, however, the benefit to the Portfolio will be reduced by the amount of the premium paid to purchase the option and any related transaction costs. If, however, the value of the security falls instead of rises, the Portfolio will have foregone a portion of the benefit of the decreased price of the security in the amount of the option premium and the related transaction costs.

A Portfolio would purchase put and call options on securities indices for the same purposes, as it would purchase options on securities. Options on securities indices are similar to options on securities except that the options on securities reflect the change in price of a group of securities rather than an individual security. The exercise of options on securities indices is settled in cash rather than by delivery of the securities comprising the index underlying the option.

A Portfolio's transactions in options on securities and securities indices will be governed by the rules and regulations of the respective exchanges, boards of trade or other trading facilities on which the options are traded.

CONSIDERATIONS CONCERNING OPTIONS
The writer of an option receives a premium, which it retains regardless of whether the option is exercised. The purchaser of a call option has the right to purchase the securities or currency subject to the option at a specified price (the "EXERCISE PRICE") for a specified length of time. By writing a call option, the writer becomes obligated during the term of the option, and upon exercise of the option, to sell the underlying securities or currency to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

Conversely, the purchaser of a put option has the right to sell the securities or currency subject to the option, to the writer of the put option at the specified exercise price for a specified length of time. Upon exercising a put option, the writer of the put option is obligated to purchase securities or currency underlying the option at the exercise price during the term of the option. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price or U.S. dollar value, respectively.

Each Portfolio may purchase and sell both exchange-traded and OTC options. Although many options on equity securities and options on currencies are currently exchange-traded, options on debt securities are primarily traded in the over-the-counter market. The writer of an exchange-traded option wishing to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. Options of the same series are options with respect to the same underlying security or currency, having the same expiration date and the same exercise price. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

An exchange-traded option position may be closed out only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a Portfolio, or trading in such options might be limited or halted by the exchange on which the option is trading. In such cases, it might not be possible to effect closing transactions. (e.g., options the Portfolio has purchased with the result that the Portfolio would have to exercise the options in order to realize any profit). If the Portfolio is unable to effect a closing purchase transaction in a secondary market in an option it has written, it will not be able to sell the underlying security or currency until either: 1) the option expires, or 2) the Portfolio delivers the underlying security or currency upon exercise or otherwise cover its position.

EXCHANGE TRADED & OTC OPTIONS
U.S. exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed. Thus, in effect, every exchange-traded option transaction is guaranteed. In contrast, over the counter ("OTC") options are contracts between a Portfolio and its counterparty with no clearing organization guarantee. Thus, when the Portfolio purchases OTC options, it relies on the dealer from whom it purchased the option to make or take delivery of the securities underlying the option. The dealer's failure to do so would result in the loss of the premium paid by the Portfolio as well as the loss of the expected benefit of the transaction. The Investment Adviser or Sub-Adviser will purchase options only from dealers determined by the Investment Adviser to be creditworthy.

Exchange-traded options generally have a continuous liquid market whereas OTC options may not. Consequently, a Portfolio will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Portfolio writes an OTC option, it generally will be able only to close out the OTC option prior to its expiration by entering into a closing purchase transaction with the original issuing dealer of the OTC option. A Portfolio will only enter into OTC options with dealers who agree to enter into them, and those who are capable of entering into closing transactions with the Portfolio. There can be no assurance that the Portfolio will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Portfolio is able to effect a closing purchase transaction in a covered OTC call option the Portfolio has written, it will not be able to liquidate securities used as cover until the option expires, it is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Portfolio may be unable to liquidate an OTC option. In the case of options written by a Portfolio, the inability to enter into a closing purchase transaction may result in material losses to the Portfolio. For example, since the Portfolio must maintain a covered position with respect to any call option on a security it writes, the Portfolio may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Portfolio's ability to sell a portfolio security at a time when such a sale might be advantageous.

FOREIGN CURRENCIES
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Thus, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

The use of options to hedge a Portfolio's foreign currency-denominated portfolio or to enhance return raises additional considerations. As described above, a Portfolio may, among other things, purchase call options on securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security or currency. If the market price does increase as anticipated, the Portfolio will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur, or if it does not exceed the amount of the premium and related transaction costs, the Portfolio will bear the expense of the options without gaining an offsetting benefit. If the market price of the underlying currency or securities should fall instead of rise, the benefit the Portfolio obtains from purchasing the currency or securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

A Portfolio also may purchase put options on currencies or portfolio securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Portfolio the right to sell the underlying currency or security at the put exercise price, regardless of a decline in the underlying currency's or security's market price below the exercise price. This right limits the Portfolio's losses from the currency's or security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the currency or the Portfolio's securities should increase, however, the profit that the Portfolio might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

The value of an option position will reflect, among other things:

the current market price of the underlying currency or security;

b.  the time remaining until expiration;

c.  the relationship of the exercise price to the market price;

d.  the historical price volatility of the underlying currency; and

e.  security and general market conditions.

For this reason, the successful use of options as a hedging strategy depends upon the ability of the Investment Adviser or the Sub-Adviser to forecast the direction of price fluctuations in the underlying currency or securities market.

Options normally have expiration dates of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currency at the time the options are written. Options purchased by a Portfolio expiring unexercised have no value, and therefore a loss will be realized in the amount of the premium paid (and related transaction costs). If an option purchased by any Portfolio is in the money prior to its expiration date, unless the Portfolio exercises the option or enters into a closing transaction with respect to that position, the Portfolio will not realize any gain on its option position.

A Portfolio's activities in the options market may result in a higher turnover rates and additional brokerage costs. Nevertheless, the Portfolio may also save on commissions and transaction costs by hedging through such activities, rather than buying or selling securities or foreign currencies in anticipation of market moves, or foreign exchange rate fluctuations.




FUTURES CONTRACTS
Each Portfolio may enter into contracts for the purchase or sale for future delivery (a "FUTURES CONTRACT") of:

a.  fixed-income securities or foreign currencies;

b. contracts based on financial indices including any index of U.S. Government Securities;

c.  foreign government securities; or

d.  corporate debt securities.

U.S. futures contracts have been designed by exchanges, which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Portfolio will enter into futures contracts, based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA-modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. Portfolios may also enter into futures contracts based on securities that would be eligible investments for such Portfolio and that are denominated in currencies other than the U.S. dollar. This includes, without limitation, futures contracts based on government bonds issued in the United Kingdom, Japan, the Federal Republic of Germany, France and Australia and futures contracts based on three-month Euro-deposit contracts in the major currencies.

A Portfolio would purchase or sell futures contracts to attempt to protect the U.S. dollar-equivalent value of its securities from fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency. For example, if a Portfolio expected the value of a foreign currency to increase against the U.S. dollar, the Portfolio might enter into futures contracts for the sale of that currency. Such a sale would have much the same effect as selling an equivalent value of foreign currency. If the currency did increase, the value of the securities held by the Portfolio would decline, but the value of the futures contracts would increase at approximately the same rate. Thus, the Portfolio's net asset value would not decline as much as it otherwise would have.

Although futures contracts, by their terms, call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are performed through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("INITIAL MARGIN"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, an exchange may require the Portfolio to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Each day, the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to:

a.  investors' obligations to meet additional variation margin requirements;

b. decisions to make or take delivery, rather than entering into offsetting transactions; and

c. the difference between margin requirements in the securities markets and margin deposit requirements in the futures market.

The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser or Sub-Adviser may not result in a successful transaction.

The Investment Adviser believes that use of such contracts and options thereon will benefit the Portfolios. However, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a Portfolio hedges against an interest rate increase, (which would adversely affect the price of debt securities held) and interest rates decrease, the Portfolio would lose part or all of the benefit of the increased value of its assets, which it had hedged. This would result in offsetting losses in its futures positions. In such situations, if the Portfolio has insufficient cash, it may have to sell some of its assets to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Thus, the Portfolio may have to sell assets at a time when it may be disadvantageous to do so.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although a Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option or let it expire. In the case of a futures contract that a Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits of the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are generally subject to the same risks that apply to the use of futures. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents. It may also be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

OPTIONS ON FUTURES CONTRACTS
The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, a Portfolio that is not fully invested may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

Writing a call option on a futures contract constitutes a partial hedge against decreasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price of the option at expiration is below the exercise price, a Portfolio will retain the full amount of the option premium, providing a partial hedge against any decline that may have occurred in the Portfolio's holdings. Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency. The hedge is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium providing a partial hedge against any increase in the price of securities, which a Portfolio intends to purchase. If a Portfolio's put or call option is exercised, it will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may be reduced or increased by changes in the value of its securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on Portfolio securities. Thus, a Portfolio may purchase a put option on a futures contract to hedge against the risk of rising interest rates.

The amount of risk a Portfolio assumes when it purchases an option on a futures contract is:

       RISK = THE PREMIUM PAID FOR THE OPTION + RELATED TRANSACTION COSTS

In addition to the correlation risks discussed above, purchasing an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, a Portfolio will not purchase or write options on foreign currency futures contracts, unless and until the market for such options has developed sufficiently. This would make clearer the risks connected with such options, and would allow the are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. This is subject to the Investment Adviser's or Sub-Adviser's discretion. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss. This would occur when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not.

                      INVESTMENT RESTRICTIONS

The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio's assets and its activities other than Emerging Markets Portfolio, International Portfolio and Limited Duration Portfolio. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Portfolios may not:

a. borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities of transactions are not considered borrowings;

b.  issue senior securities, except to the extent permitted under the 1940 Act;

c.  underwrite securities of other issuers;

d. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

e.  purchase or sell physical commodities or related commodity contracts.

f. invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.

g.  make loans to other persons, except by:


    i. the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and


    ii.  engaging in repurchase agreements.


The Fund has also adopted the non-fundamental investment restrictions listed below relating to the investment of each Portfolio's assets and its activities other than Emerging Markets Portfolio, International Portfolio and Limited Duration Portfolio. These non-fundamental policies may be changed by the Board of Directors without the approval of shareholders. The Portfolios may not:

a. purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

b.  invest in companies for the purpose of exercising control or management.

c. purchase or retain the securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer;

d. invest more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers, which are restricted as to disposition.

From time to time, a Portfolio's investment policy may restrict or limit the maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or set forth a policy regarding quality standards. If so, such standard or percentage limitation shall be determined immediately after, and as a result of, the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and restrictions.

Additional investment restrictions specific to a particular portfolio are as follows:

U.S. SHORT-TERM PORTFOLIO
U.S. Short-Term has adopted the following additional fundamental policy that may not be changed without the approval of the holders of a majority of the shares of the Portfolio. The Portfolio may not:

    invest more than 5% of its total assets in the securities of any issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities, and repurchase agreements), or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Portfolio's assets.

U.S. Short-Term has also adopted the following non-fundamental policy that may be changed by the Board of Directors without the approval of a majority of the shares of the Portfolio. The Portfolio may not:

    enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.




WORLDWIDE AND WORLDWIDE CORE PORTFOLIOS
Worldwide and Worldwide Core each has adopted the following fundamental policy that may not be changed without the approval of the holders of a majority of the shares of either Portfolio. Each Portfolio may not:

    purchase or sell physical commodities or related commodity contracts.

Worldwide and Worldwide Core each has also adopted the following non-fundamental policy that may be changed by the Board of Directors without the approval of a majority of the shares of the Portfolio. Each Portfolio may not:

    enter into repurchase agreements if, as a result thereof, more than 25% of its total assets would be subject to repurchase agreements.

EMERGING MARKETS PORTFOLIO
Emerging Markets Portfolio has adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The Portfolio may not:

a. borrow money, except by engaging in reverse repurchase agreements (reverse repurchase agreements and dollar roll transactions that are covered pursuant to SEC regulations or staff positions, will not be considered borrowing) or dollar roll transactions or from a bank as a temporary measure for the reasons enumerated in "INVESTMENT RESTRICTIONS" provided that the Portfolio will not borrow, more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., the Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);

b.  issue senior securities (other than as specified in clause a);

c.  underwrite securities of other issuers;

d. purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

e. make short sales of securities (does not include options, futures, options on futures or forward currency contracts);

f. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

g.  purchase or sell physical commodities or related commodity contracts.

h. invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.

i.  make loans to other persons, except by:

    i. the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and

    ii.  engaging in repurchase agreements.

Emerging Markets Portfolio has also adopted the following non-fundamental policies that may be changed by the Board of Directors without the approval of the holders of a majority of the shares of the Portfolio. The Portfolio may not:

a.  invest in companies for the purpose of exercising control or management;

b. purchase or retain the securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer;

c. invest more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which, together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

INTERNATIONAL AND LIMITED DURATION PORTFOLIOS

International and Limited Duration Portfolios each have adopted the following fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of either Portfolio. Each Portfolio may not:

a. borrow money, except by engaging in reverse repurchase agreements (reverse repurchase agreements and dollar roll transactions that are covered pursuant to SEC regulations or staff positions, will not be considered borrowing) or dollar roll transactions or from a bank as a temporary measure for the reasons enumerated in "INVESTMENT RESTRICTIONS" provided that a Portfolio will not borrow, more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., a Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding);

b.  issue senior securities (other than as specified in clause a);

c. purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

d. make short sales of securities (does not include options, futures, options on futures or forward currency contracts);

e.  underwrite securities of other issuers;

f.  invest in companies for the purpose of exercising control or management;

g. purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate); or

h.  purchase or sell physical commodities or related commodity contracts.

i. purchasing or retaining securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer; and

j. the investment of more than fifteen percent (15%) of the Fund's total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

k. invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.

l.  make loans to other persons, except by:

    i. the purchase of a portion of an issue of debt obligations in which a Portfolio is authorized to invest in accordance with its investment objectives, and

    ii.  engaging in repurchase agreements.



ILLIQUID SECURITIES
The SEC's staff has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each

Portfolio has adopted an investment policy regarding the purchase or sale of OTC options. The purchase or sale of an OTC option will be restricted if:

a. the total market value of the Portfolio's outstanding OTC options exceed 15% of the Portfolio's net assets, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable;

b. the market value of the underlying securities covered by OTC call options currently outstanding that were sold by such Portfolio exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable; and


c. margin deposits on such Portfolio's existing OTC options on futures contracts exceed 15% of the net assets of such Portfolio, taken at market value, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable.

This policy is not fundamental to Portfolio operations and the Fund's Directors may amend it without the approval of the Fund's or a Portfolio's shareholders. However, the Fund will not change or modify this policy prior to a change or modification by the SEC's staff of its position.


                           PORTFOLIO TRANSACTIONS


The Portfolios' debt securities are primarily traded in the over-the-counter market by dealers who are usually acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such securities are generally traded on a net basis and do not normally involve brokerage commissions or transfer taxes. The Fund enters into financial futures and options contracts normally involving brokerage commissions.


For the last three fiscal years, the amount of brokerage commissions (associated with financial futures and options contracts) paid by each Portfolio was as follows:


--------------------------------------------------------------------------------
PORTFOLIO NAME                  YEAR ENDED         YEAR ENDED        YEAR ENDED
                               DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                  2000               1999              1998
--------------------------------------------------------------------------------
 U.S. Short-Term                $117,169          $148,225           $139,225
 Limited Duration                 13,284            12,945              3,587
 Mortgage-Backed                  44,090           188,251            221,300
 Global Tactical Exposure         26,012           180,920            239,523
 Worldwide                        40,514            37,653             28,336
 Worldwide Core                   72,819            61,904             54,965
 International                    12,503            26,178             34,107
 Emerging Markets                  1,207            16,399             32,923



The cost of executing transactions will consist primarily of dealer spreads. These spreads are not included in Portfolio expenses and therefore, are not subject to the expense cap. Nevertheless, incurring this spread, ignoring the other intended positive effects of each such transaction, will decrease the total return of the Portfolio. A Portfolio will buy one asset and sell another only if the Investment

Adviser and/or the Sub-Adviser believes it is advantageous to do so after considering the effect of the additional custodial charges and the spread on the Portfolio's total return.

All purchases and sales will be executed with major dealers and banks on a best net price basis. No trades will be executed with the Investment Adviser, the Sub-Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. The Investment Adviser and/or Sub-Adviser may decide that a particular investment, which is appropriate for one Portfolio, is considered for purchase for the account of another Portfolio, client or fund. If this occurs, the investment opportunity, as well as the expenses incurred in the transaction, will be allocated in a manner deemed equitable by the Investment Adviser.

Certain Portfolios are expected to invest substantial portions of their assets in foreign securities. Since costs associated with transactions in foreign securities are generally higher than costs associated with transactions in domestic securities, the operating expense ratios of these Portfolios can be expected to be higher than that of an investment company investing exclusively in domestic securities.


                              SECURITIES VALUATION


Securities for which market quotations are readily available are valued at prices, which, in the opinion of the Investment Adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price, or if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are value at their fair value following procedures approved by the Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares outstanding for each Portfolio.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes and certain foreign securities. These investments are valued at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

If any securities held by the Portfolios are restricted as to resale, the Investment Adviser determines their fair value following procedures approved by the Directors. The fair value of such securities is generally determined as the amount that a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Portfolio in connection with such disposition).

Generally, trading in securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of securities may occur between such times and the close of the Exchange, which will not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Directors. In addition, securities held by some of the Portfolios may be traded in foreign markets that are open for business on days that a Portfolio is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of such Portfolio.



                         SUPPLEMENTAL TAX CONSIDERATIONS

The following summary of tax consequences does not purport to be complete. It is based on U.S. federal tax laws and regulations in effect on the date of this SAI, which are subject to change by legislative or administrative action. Each investor is advised to consult their own tax advisor for more complete information on specific tax consequences.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each active Portfolio has qualified, and intends to continue to qualify, to be treated as a regulated investment company ("RIC") under Sub chapter M of the Internal Revenue Code of 1986, as amended (the "Tax CODE"). To qualify as a RIC, a Portfolio must, among other things:


a. derive at least 90% of its gross income each taxable year, from dividends, interest, payments (with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies) or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or foreign currencies (the "QUALIFYING INCOME REQUIREMENT");

b. diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year:

    i) at least 50% of the Portfolio's asset market value is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and

    ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and

c. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses).

If a Portfolio does not qualify as a RIC for any taxable year, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of :

a. 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis;

b. 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis; and

c.  any undistributed amounts from previous years.

Each Portfolio intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional Portfolio shares. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

DISTRIBUTIONS
The following qualifies as taxable income to Portfolio shareholders:

a.  Portfolio's automatic reinvestment of its ordinary income,

b. net short-term capital gains and net long-term capital gains in additional Portfolio shares, and

c.  distribution of such shares to shareholders.

Generally, shareholders will be treated as if the Portfolio had distributed income and gains to them and then reinvested by them in Portfolio shares--even though no cash distributions have been made to shareholders. The automatic reinvestment of ordinary income and net realized short-term Portfolio capital gains would be taxable to shareholders as ordinary income. Each Portfolio's automatic reinvestment of any net long-term capital gains DESIGNATED as capital gain dividends by the Portfolio will be taxable to the shareholders as long-term capital gain. This is the case regardless of how long they have held their shares. None of the amounts treated as distributed to a Portfolio's shareholders will be eligible for the corporate dividends received deduction. A distribution will be treated as paid on December 31 of the current calendar year, if the
Portfolio:

a.  declares it during October, November or December, and

b.  the distribution has a record date in such a month, and

c. it is paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

SALE OF SHARES
Upon the sale or other disposition of Portfolio shares, or upon receipt of a distribution in complete Portfolio liquidation, a shareholder usually will realize a capital gain or loss (assuming the shareholder holds the shares as a capital asset). This loss may be long-term or short-term, generally depending upon the shareholder's holding period for the shares. For tax purposes, a loss will be disallowed on the sale or exchange of shares if the disposed of shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days. The 61 day time window begins 30 days before and ends 30 days after the sale or exchange of such shares. Should a disposition fall within this 61-day window, the basis of the acquired shares will be adjusted to reflect the disallowed loss. If a shareholder holds Portfolio shares for six months or less and during that period receives a distribution payable of long-term capital gains, any loss realized on the sale of such shares during such six month period would be a long-term loss to the extent of such distribution.




ZERO COUPON SECURITIES AND INFLATION-INDEXED SECURITIES
A Portfolio's investment in zero coupon securities will result in Portfolio income, equal to a portion of the excess of the stated redemption price of the securities over their adjusted issue price (the "ORIGINAL ISSUE DISCOUNT"), prior amortized value or purchased cost for each year that the securities are held. This is so, even though the Portfolio receives no cash interest payments during the holding period. This income is included when determining the amount of income the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of Federal income tax and the 4% excise tax. In addition, any increase in the principal amount of an inflation-indexed bond will generally be considered taxable ordinary income at the time of such increase, even though the principal amount is not paid until maturity.


HEDGING TRANSACTIONS
Certain options, futures and forward contracts in which a Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60 percent long-term and 40 percent short-term capital gains or losses ("60/40 TREATMENT"). This is so, regardless of the length of the Portfolio's actual holding period for the contract. Also, a Portfolio holding a section 1256 contract at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("MARK TO MARKET TREATMENT"). As such, any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

STRADDLES
The hedging transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes, affecting the character of gains or losses realized by the Portfolio. Losses realized by a Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, a Portfolio may be required to capitalize, instead of currently deducting any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. To date, only a few regulations implementing the straddle rules have been executed; thus, the Portfolio tax consequences of engaging in straddles transactions are unclear. Hedging transactions may increase the amount of short-term capital gain realized by the Portfolios. Such gain is taxed as ordinary income when distributed to shareholders.

A Portfolio may make one or more of the elections available under the Tax Code that is applicable to straddles. If a Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Straddle rules may affect the amount, character and timing of gains or losses from the positions that are part of a straddle. The amount of Portfolio income distributed and taxed as ordinary income or long-term capital gain to shareholders may be increased or decreased compared to a fund not engaging in such hedging transactions.

FOREIGN CURRENCY-RELATED TRANSACTIONS
Gains or losses attributable to exchange rate fluctuations are generally treated as ordinary income or ordinary loss when they occur between the time a Portfolio accrues interest or other receivables, accrues expenses or other liabilities, denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities. In addition, gains or losses may be the result of:

a.  certain option dispositions

b.  futures and forward contracts

c.  debt security dispositions denominated in a foreign currency

d. fluctuations in foreign currency value between the date of acquisition of the security or contract and the date of disposition.

These gains or losses, referred to under the Tax Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to shareholders as ordinary income.


BACKUP WITHHOLDING
A Portfolio may be required to withhold U.S. Federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio. The 31% rate applies to shareholders receiving redemption payments whom:

a. fail to provide the Portfolio with their correct taxpayer identification number;

b.  fail to make required certifications,

c. have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. Federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

FOREIGN SHAREHOLDERS
A foreign shareholder, qualifying as a non-resident alien, a foreign trust or estate, foreign corporation, or foreign partnership ("FOREIGN SHAREHOLDER") may have to pay U.S. tax depending on whether the Portfolio income is "effectively connected" with a U.S. trade or business.

If a foreign shareholder's Portfolio income is not "effectively connected" with a U.S. trade or business, the distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate).

If a foreign shareholder's Portfolio income is effectively connected with an U.S. trade or business, then:

a.  distributions of investment company taxable income,

b.  capital gain dividends, and

c. any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Such shareholders may also be subject to the branch profits tax at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers regarding investment tax consequences in a Portfolio.

SHORT SALES

Subject to the rules concerning constructive sales (see below), each of certain Portfolios will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Tax Code Section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period of time the Portfolio held the security used to close the short sale. The distribution requirements applicable to the Portfolio's assets may limit the extent to which each Portfolio will be able to engage in short sales and transactions in options, futures and forward contracts.

CONSTRUCTIVE SALES

Under normal circumstances, a Portfolio may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Portfolio would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Portfolio's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Portfolio's holding period and the application of various loss deferral provisions of the Tax Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.


FOREIGN INCOME
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The amount of foreign tax cannot be predicted in advance because the amount of a Portfolio's assets that may be invested in a particular country is subject to change.

Certain Portfolios may invest in shares of foreign corporations that may be classified under the Tax Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the

Fund to shareholders. In general, under PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund would be required to include in its gross income its shares of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market a Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

If more than 50% of a Portfolio's total asset value at the end of its taxable year consists of securities of foreign corporations as will be expected with respect to the International Portfolios, the Portfolio will be eligible, and may elect to "pass through" to shareholders the Portfolio's foreign income and similar taxes it has paid. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) a pro rata share of the foreign taxes paid by the Portfolio in gross income. The Portfolio will be entitled either to deduct (as an itemized deduction) that amount in computing taxable income or use that amount as a foreign tax credit against U.S. Federal income tax liability. The amount of foreign taxes for which a shareholder can claim a credit in any year will be subject to limitations set forth in the Tax Code, including a separate limitation for "passive income," which includes, among other items, dividends, interest and certain foreign currency gains. Shareholders not subject to U.S. Federal income tax on portfolio income may not claim this deduction or credit. International Portfolio shareholders will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by such Portfolio will "pass through" for the year.

OTHER TAXES
A Portfolio may be subject to state, local or foreign taxes in any jurisdiction where the Portfolio is deemed to be doing business. In addition, Portfolio shareholders may be subject to state, local or foreign taxes on Portfolio distributions. In many states, Portfolio distributions derived from interest on certain U.S. Government obligations may be exempt from taxation. Shareholders should consult their own tax advisers concerning these matters.

                             SHAREHOLDER INFORMATION

Certificates representing a particular Portfolio's shares will not be issued to shareholders. Investors Bank, the Fund's Transfer Agent, maintains accounts for each shareholder. The registration and transfer of shares, as recorded in these accounts shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of purchase or redemption are sent to each shareholder. Monthly account statements are sent detailing which shares were purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agent will require a shareholder to provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an accounts (i.e., wiring instructions, telephone privileges, etc.) Neither of the Fund, First Fund or the Transfer Agent will be responsible for the validity of written or telephonic requests.

Should conditions exist making cash payments undesirable, the Fund reserves the right to honor any Portfolio redemption request by making whole or part payment in readily marketable securities and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act. Thus, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.



                     CALCULATION OF PERFORMANCE DATA

From time to time, Portfolios may include their yield and total return in reports to shareholders or prospective investors. Quotations of a Portfolio's yield are based on all investment income per share during a particular 30-day (or one month) period, (including dividends and interest); less expenses accrued during the period ("Net investment income"). Such quotations are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula, which is prescribed by the SEC:

                                              6
                        Yield = 2 [(a - b + 1) - 1]
                                    -----
                                     cd

Where:
   a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of Shares of a Portfolio outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period.

The yield as defined above for each relevant Portfolio for the 30-day period ended December 31, 2000 is as follows:


                         U.S. Short-Term.................   6.1372%
                         Limited Duration................   6.0275%
                         Global Tactical.................   7.1126%
                         Worldwide.......................   5.3379%
                         Worldwide Core..................   5.5463%
                         International...................   3.8396%
                         Emerging Markets................   6.6419%


Yield is calculated by first determining the net change over a 7-calendar day period, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period. This number is then divided by the value of the account at the beginning of the base period, to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield is stated to the nearest hundredth of one percent. The effective yield is calculated by the same method as yield except that the base period return is compounded by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

                                                        365/7
             Effective Yield = [(Base Period Return + 1)     ] - 1

Average annual total return quotes will be expressed as the average annual compounded rate of return of a hypothetical investment in a Portfolio over 1, 5 and 10 years (up to the life of the Portfolio). This will be calculated pursuant to the following formula, prescribed by the SEC:

                                         n
                                P (1 + T)  = ERV

Where      P =   a hypothetical initial payment of $1,000,
           T =   the average annual total return,
           n =   the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.



The total return as defined above, for each Portfolio (annualized) for the one, five and ten year periods, and life of the Portfolio, ended December 31, 2000, is as follows:


                                   ONE        FIVE    TEN      LIFE OF    INCEPTION
                                   YEAR       YEARS   YEARS   PORTFOLIO      DATE
U.S. Short-Term                    6.99%      5.47%   4.95%     5.28%      12/6/89
Limited Duration                   8.52%      6.11%    N/A      5.86%      7/26/93
Mortgage-Backed                   11.60%       N/A     N/A      7.85%      4/29/96
Global Tactical Exposure*          4.76%       N/A     N/A      5.95%      9/14/95
Worldwide                          3.26%      4.21%    N/A      6.40%      4/15/92
Worldwide Core                    10.78%      8.84%    N/A      9.48%      5/19/92
International                     (0.98%)      N/A     N/A      3.35%       5/9/96
Emerging Markets                  11.41%       N/A     N/A      2.87%      8/12/97


* The Portfolio redeemed all of its assets on December 30, 1994, and began selling shares again on September 14, 1995. The total return (on an annualized basis) from its original inception of March 25, 1993 through December 30, 1994, was 5.39%.

                                 CONTROL PERSON


As of April 1, 2001, Fischer Francis Trees & Watts, Inc., had discretionary investment advisory agreements with shareholders of the Registrant, representing 42.84% of the Registrant's total net assets and therefore may be deemed to be a "control person" of the Registrant as such term is defined in the 1940 Act.


                         CUSTODIAN AND ACCOUNTING AGENT


Investors Bank & Trust Company, P.O. Box 9130, Boston, Massachusetts 02117-9130, is Custodian and Accounting Agent for the Fund.

                     TRANSFER AND DIVIDEND DISBURSING AGENT


Investors Bank & Trust Company, P.O. Box 9130, Boston, Massachusetts 02117-9130, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

                                  LEGAL COUNSEL

Dechert Price & Rhoads, 1775 Eye Street, NW, Washington, D.C. 20006-2401, is legal counsel for the Fund.


                              INDEPENDENT AUDITORS

KPMG LLP, 757 Third Avenue, New York, New York 10017, are the independent auditors for the Fund.


                              FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2000 are incorporated herein by reference to the Annual Report to shareholders covering this period. A copy has been delivered with this SAI.


                           QUALITY RATING DESCRIPTIONS

                          STANDARD & POOR'S CORPORATION

AAA. Bonds rated AAA are the highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances, they differ from AAA issues only in a small degree.


A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.


BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.


BB. Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B. Bonds rated B are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC. Bonds rated CCC are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. Bonds rated CC are currently highly vulnerable to nonpayment.

C. Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.


A-1. S&P's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.


A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


A-3. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                         MOODY'S INVESTORS SERVICE, INC.


Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa. These bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.


A. These bonds possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa. These bonds are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba. These bonds possess speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B. These bonds lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa. This rating represents bonds, which may be in default, or, there may be present elements of danger with respect to principal or interest.


Ca. This rating represents highly speculative bonds. Such instruments are often in default or have other marked shortcomings.


C. The lowest class of bonds, the prospects of attaining any real investment standing are poor.


Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end or its generic rating category.


Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of high importance in long-term borrowing risk are of lesser importance in the short run.


MIG-1. Notes bearing this rating are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2. Notes bearing this rating are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.


MIG-3. Notes bearing this rating are of favorable quality, although liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be well established.


P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.


P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.



                            FITCH IBCA, DUFF & PHELPS


International Long-Term Credit Ratings: The following ratings scale applies to foreign currency and local currency ratings.


Investment Grade


AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.


A: High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.


BBB: Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


Speculative Grade


BB: Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B: Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.


CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.


DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.


Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.



International Short-Term Credit Ratings


F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.


D: Default. Denotes actual or imminent payment default.


Notes to Long-term and Short-term ratings:


"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.


'NR' indicates that Fitch does not rate the issuer or issue in question.


'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable` could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.